UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant x

Filed by a Party other than the Registrant

☐ Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a‐12

Boston Scientific Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0‐11.

Boston Scientific

2023 Notice of Annual Meeting of Stockholders and Proxy Statement

A Letter from Our CEO Michael F. Mahoney
March 22, 2023
Dear Boston Scientific Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (Annual Meeting) of Boston Scientific Corporation (the Company or Boston Scientific) to be held on May 4, 2023, at 8:00 a.m. Eastern Time. The Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online by visiting www.virtualshareholdermeeting.com/BSX2023. We have designed the virtual Annual Meeting to ensure that stockholders are afforded the same opportunity to participate as they would have at an in‐person meeting, including the right to vote and ask questions through the virtual meeting platform. Reference to “in person” attendance or voting in our proxy materials refers, therefore, to attending or voting at the Annual Meeting virtually.
On or about March 22, 2023, we will mail to our stockholders of record at the close of business on Friday, March 10, 2023, the record date for our Annual Meeting, an Important Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our Proxy Statement and Annual Report for the year ended December 31, 2022 (Annual Report) on the internet and how to vote their shares via the internet. If you received a Notice by mail, you will not receive printed proxy materials unless you specifically request them. Both the Notice and the Proxy Statement contain instructions on how you can request a paper copy of our Proxy Statement and Annual Report.
The Board of Directors appreciates and encourages stockholder participation in the Company’s affairs. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to vote your shares. Accordingly, we request that as soon as possible, you vote via the internet or, if you have received printed proxy materials, you vote via the internet, by telephone or by mailing your completed proxy card or voter instruction form.
In 2022, Boston Scientific continued to prove our resilience and winning spirit in an ever-changing world. We saw a year of strong business results and growth despite ongoing macroeconomic headwinds. I am reminded once again that our agility in the face of challenges and uncertainty is no accident. It’s the result of a purposeful, values-driven culture that puts patients at the center of everything we do.
We worked together to help improve the lives of over 33 million patients around the world — more people than at any time in our history. Our global teams navigated supply chain disruption, launched more than 70 innovative products and made measurable progress toward our environmental goals. We fueled our pipeline by investing 10 percent of our sales in internal research and development and by announcing four strategic acquisitions and investments. These successes have been possible because of the tremendous talent and dedication of our global team of approximately 45,000 employees, and I am incredibly proud of and grateful for their commitment.
Our 2022 results demonstrate the high performance of our global team, fueled by our innovative portfolio, strategic commercial execution and a return to more consistent growth in procedural volumes within the markets we serve. We delivered strong performance across all geographic regions, and we believe nearly all our businesses gained or maintained market share. We believe our strategy of entering high-growth, adjacent markets and making investments in innovation to fuel our category leadership is working. While macroeconomic headwinds may persist, we remain committed to our long-range financial goals of above market revenue growth, expanding operating margins, double-digit adjusted EPS growth and strong cash flow generation. Boston Scientific is in an excellent position to continue increasing value for customers, employees and stockholders.

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Positioned for Growth
Boston Scientific devices and therapies help physicians diagnose and treat complex cardiovascular, respiratory, digestive, oncological, neurological, and urological diseases and conditions. Our category leadership strategy seeks to deepen our portfolio in these areas through organic research and development, smart investments and acquisitions. We also continue to expand our presence in high-growth markets and regions to make our technologies available to more people who need them.
Expanding Our Digital and Operational Capabilities
Digital transformation in health care has been an industry buzzword for several years now, but the COVID-19 pandemic made it an imperative. In the past two years, we have significantly increased our investment in digital capabilities to improve the productivity of our sales representatives, streamline business processes across sites of care, enable artificial intelligence, provide remote case support, and increase engagement with health care professionals and patients.
As we strengthen the digital infrastructure of our global operations, we are also strengthening our brick-and-mortar infrastructure to face new challenges and meet growing global demand. To increase efficiency in our supply chain, we expanded our facility in Penang, Malaysia, adding a new tier 1 distribution center that will enable us to serve millions of customers and patients and support our growing business across APAC. In Galway, Ireland, we expanded our site capabilities in advanced product design, manufacturing and research and development. As our global footprint gets bigger, we are honoring our commitment to work to cut energy use and convert to renewable energy sources so that we remain on track to achieve carbon neutrality for scopes 1 and 2 carbon emissions at all of our manufacturing and key distribution sites by 2030.
Our engineers and scientists are also developing specialized capabilities and sharing best practices at our research and development sites in the United States, Europe, Costa Rica, India, Israel and China. These teams work closely with local health care professionals to develop products and solutions that address regional clinical needs and preferences.
Meaningful Innovation That Solves Urgent Challenges
Boston Scientific innovation is fueled by internal research, collaborations, strategic investments and most importantly, by actively listening to our customers so that we can better address the needs of the patients we serve together. Working collaboratively with customers helps us understand the clinical challenges they face so that we can design practical and meaningful solutions. Across the specialties we serve, we are focused on building a diversified portfolio of technologies and solutions to help physicians access, diagnose, and treat conditions, and support patients along the continuum of care.
Advancing Science
We maintain a strong base of clinical research from bench testing, randomized controlled trials and ongoing real-world evidence. In 2022, more than 17,000 patients participated in 80 clinical trials with our devices.
Addressing Inequities in Workplaces, Communities and Health Care Systems
An inclusive environment that values diverse perspectives is essential to fostering innovation. When we embrace what makes each of us unique, we can achieve the best results for our workplace, community and the patients we aim to serve. Meaningful diversity, equity and inclusion (DE&I) progress is a priority, and we are taking many actions to advance this work, including improving workforce diversity, providing equitable opportunities for career growth, tackling health disparities and advancing health in global communities.
Reducing Our Environmental Impact
Protecting the environment is central to our work because a healthier planet leads to healthier people. We continue to make progress toward our 2030 commitment of carbon neutrality for scopes 1 and 2 carbon emissions at all our manufacturing and key distribution sites. In 2021, we joined the United Nations Race to Zero and Science Based Targets initiative (SBTi) Business Ambition for 1.5°C campaign. In 2022, SBTi verified our science-based emission reduction targets, which will help guide us on a path toward net-zero carbon emissions across our entire value chain by 2050. This initiative uses climate science to define best practices in emissions reductions with an aim to prevent the worst effects of climate change. We are also pursuing efforts to better manage or reduce waste and increase medical device recycling to minimize the environmental impact of our products and packaging. Through collaborations and partnerships with suppliers and customers, we will continue to work together to advance meaningful change for a healthier planet.
We have much more to do, but we are making strong progress toward our goals and have received several awards for our work. For the third year in a row, we were named to the Dow Jones Sustainability Index — North America, and for the eighth consecutive year, to Fortune’s World’s Most Admired Companies. We are a Human Rights Campaign and Disability Equality Index “best place to work,” and were named by Fast Company as a best workplace for women innovators. It has also been an

2023 Proxy Statement	3

honor to celebrate our 2022 Catalyst Award, the premier award for DE&I initiatives that improve gender representation across ranks and advance women and other underrepresented groups.
Looking Forward
These accomplishments demonstrate the many ways Boston Scientific is bringing shared value to customers, employees, communities and stockholders. I know the culture we have built will continue to serve us well as we adapt to a rapidly changing health care landscape. I commend our employees for their unwavering winning spirit and commitment to patient care. On behalf of every team member, I extend our sincere thanks to our Board of Directors for their dedicated service to Boston Scientific, and to you, our stockholders, for your continued support. I am grateful to lead this extraordinary company. Together, we are working to advance science and transform lives.
Thank you for your continuing support.
Michael F. Mahoney
Chairman of the Board of Directors
President and Chief Executive Officer

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Notice of Annual Meeting of Stockholders

	Date and Time Thursday, May 4, 2023, at 8:00 a.m. Eastern Time	Who Can Vote Only stockholders of record at the close of business on Friday, March 10, 2023, are entitled to notice of and to vote at the meeting or any adjournments

Location Online only at www.virtualshareholdermeeting.com/BSX2023

Voting Items
PROPOSAL		BOARD VOTING RECOMMENDATION
1	Elect to the Board of Directors nine nominees for director;	FOR each director nominee

2	Approve, on a non-binding, advisory basis, the compensation of our named executive officers;	FOR

3	Approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and	1 YEAR

4	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year.	FOR

Voting Methods
Your vote is important. We encourage you to vote by proxy, even if you plan to attend the virtual meeting.

By Internet www.proxyvote.com	By Mail Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717

By QR Code Scan with your smartphone	Online at Annual Meeting www.virtualshareholdermeeting.com/BSX2023

By Phone 1-800-690-6903

2023 Proxy Statement	5

Marlborough, Massachusetts
March 22, 2023
The 2023 Annual Meeting of Stockholders of Boston Scientific Corporation (Annual Meeting) will be held on Thursday, May 4, 2023, at 8:00 a.m. Eastern Time. To maximize stockholder participation and provide a consistent experience regardless of location, our 2023 Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2023. We have designed the virtual Annual Meeting to ensure stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions on the virtual meeting platform. The Annual Meeting will take place for the following purposes:

1.
to elect to the Board of Directors nine nominees for director;
2.
to approve, on a non-binding, advisory basis, the compensation of our named executive officers;
3.
to approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
4.
to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year; and
5.
to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Only stockholders of record at the close of business on Friday, March 10, 2023, are entitled to notice of and to vote at the meeting or any adjournments or postponements thereof.

It is important that your shares be represented and voted at the Annual Meeting. Whether you plan to attend the Annual Meeting, we encourage you to submit your proxy as soon as possible. For specific instructions, please refer to your Important Notice of Internet Availability of Proxy Materials or to the question on page 10 of the accompanying Proxy Statement entitled “How do I vote by proxy?”

At the direction of the Board of Directors,
Vance R. Brown
Corporate Secretary

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2023 Proxy Statement	7

Information About the Annual Meeting and Voting
The Annual Meeting
The 2023 Annual Meeting of Stockholders (Annual Meeting) of Boston Scientific Corporation (the Company) will be held on Thursday, May 4, 2023, at 8:00 a.m. Eastern Time. To maximize stockholder participation and provide a consistent experience regardless of location, our Annual Meeting will be held in a virtual format only, via live webcast over the internet. You will be able to join the Annual Meeting and vote and submit your questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2023. We have designed the virtual Annual Meeting to ensure stockholders are afforded the same opportunity to participate as they would have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.
At this meeting, stockholders will be asked to elect nine nominees for director; approve, on a non-binding, advisory basis, the compensation of our named executive officers; approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of our named executive officers; and ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. Management will also respond to questions from stockholders.
Our principal executive offices are located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752, and our telephone number is (508) 683-4000. When used in this Proxy Statement, the terms “we,” “us,” “our,” “Boston Scientific” and “the Company” mean Boston Scientific Corporation and its businesses and subsidiaries.

Why am I receiving these materials?
In connection with its solicitation of proxies for use at our Annual Meeting, our Board of Directors (Board) (i) has made these materials available to you via the internet or, upon your request, via email; or (ii) upon your request, has delivered or will deliver printed versions of these materials to you by mail. As a stockholder of record of our common stock at the close of business on March 10, 2023, the record date for our Annual Meeting, you are invited to attend the virtual Annual Meeting, and are entitled to and requested to vote on the items of business described in this Proxy Statement.

Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of printed proxy materials?
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (SEC), we are making this Proxy Statement and our Annual Report for the year ended December 31, 2022 (Annual Report and, together with this Proxy Statement, the proxy materials) available to stockholders electronically via the internet. Stockholders will be able to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials (Notice) or request to receive printed copies of the proxy materials and a proxy card. Instructions on how to access the proxy materials via the internet or to request a printed copy may be found in the Notice and in this Proxy Statement. We believe this electronic process expedites your receipt of the proxy materials and reduces the cost and environmental impact of printing proxy materials for our Annual Meeting. On or about March 22, 2023, stockholders of record and beneficial owners of our common stock at the close of business on March 10, 2023 will be sent a Notice instructing them as to how to receive their proxy materials via the internet. The proxy materials will be available on the internet as of March 22, 2023.

Why is the meeting being held virtually this year?
We believe a virtual meeting will facilitate expanded stockholder access and participation and provide a consistent experience to stockholders, regardless of location. You will be able to join the Annual Meeting and vote and submit questions online during the Annual Meeting by visiting www.virtualshareholdermeeting.com/BSX2023 and using the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. Online check-in will be available at the virtual meeting site approximately 15 minutes prior to the beginning of the Annual Meeting.

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Information About the Annual Meeting and Voting

How can I electronically access the proxy materials?
Beginning March 22, 2023, you can access the proxy materials and vote your shares online at www.proxyvote.com. The proxy materials are also available on our own website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements.

How can I obtain a full set of printed proxy materials?
If you prefer to receive paper copies of the proxy materials and a proxy card, you may still do so. You may request printed materials by (i) calling (800) 579-1639; (ii) sending an email to sendmaterial@proxyvote.com; or (iii) logging onto www.proxyvote.com using the credentials provided on your Notice or proxy card.

Who is entitled to vote at the Annual Meeting?
Stockholders who held shares of our common stock at the close of business on Friday, March 10, 2023, are entitled to vote at the Annual Meeting. Each share of our common stock is entitled to one vote.

How many shares are eligible to be voted and how many shares are required to hold the Annual Meeting?
A quorum is required to hold the Annual Meeting and conduct business. The presence at the Annual Meeting, virtually or by proxy, of stockholders holding a majority of our common stock outstanding as of the close of business on Friday, March 10, 2023, the record date, will constitute a quorum for purposes of holding and conducting business at the Annual Meeting. As of March 10, 2023, we had 1,437,328,024 shares of our common stock outstanding — each entitled to one vote at the Annual Meeting — meaning that 718,664,013 shares of common stock must be represented virtually or by proxy to have a quorum. Our common stock is our only outstanding class of voting securities. For purposes of determining whether a quorum exists, broker non-votes (as described further below) and proxies received but marked “ABSTAIN” will be counted.

What am I voting on?
You are voting on proposals to:
1.elect to the Board nine nominees for director;
2.approve, on a non-binding, advisory basis, the compensation of our named executive officers;
3.approve, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;
4.ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year; and
5.consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

How does the Board recommend that I vote?
The Board recommends that you vote:
1.FOR the election of each of the nine director nominees;
2.FOR the compensation of our named executive officers;
3. 1 YEAR as the frequency of future advisory votes to approve the compensation of our named executive officers; and
4.FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year.

2023 Proxy Statement	9

Information About The Annual Meeting and Voting

How do I vote by proxy?
Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, you may give a proxy to be voted at the Annual Meeting either:
•via the internet pursuant to the instructions provided in the Notice; or
•if you received printed proxy materials, via the internet, telephone or mail pursuant to the instructions provided on the proxy card.
If you vote by mail, no postage is required if your proxy card is mailed in the United States. If you properly vote pursuant to the instructions provided in the Notice or properly complete and deliver your proxy card (whether electronically, by mail or telephone) and our Inspector of Election receives your instructions in time to vote at the Annual Meeting, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card, but do not make specific selections, your proxy will vote your shares as recommended by the Board. If any other matter is properly presented at the Annual Meeting, including a proposal to postpone or adjourn the meeting, your proxy will vote your shares in accordance with his or her discretion. At present, the Board knows of no other business that is intended to be brought before or acted upon at the Annual Meeting.

What if I need assistance with voting or have questions regarding the Annual Meeting?
If you need assistance with the voting of your shares or have questions regarding the Annual Meeting, please contact our proxy solicitation advisor:
Alliance Advisors, LLC
200 Broadacres Drive, 3rd Floor
Bloomfield, NJ 07003
(844) 866-9429 (Toll Free in the United States)
Stockholders are encouraged to login to the virtual meeting prior to the start time in order to leave ample time to confirm the internet connection is sufficient to access the virtual meeting site and to allow sufficient time to login and familiarize themselves with the virtual meeting features. If you have technical difficulties accessing or using the virtual meeting site during the Annual Meeting, you should call the technical support number on the virtual meeting site. The virtual meeting site is supported on web browsers (e.g., Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plug-ins.

How are votes counted?
In the election of directors, for each of the nominees, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN” with respect to any nominee, it will not count as a share actually voted and will have no effect on the determination as to that nominee. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the advisory vote to approve the compensation of our named executive officers, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the advisory vote to approve the frequency of future advisory votes on the compensation of our named executive officers, you may vote “1 YEAR,” “2 YEARS,” “3 YEARS” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.
In the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm, your vote may be cast “FOR” or “AGAINST” or you may “ABSTAIN.” If you “ABSTAIN,” it will not count as a share actually voted and will have no effect on the determination of this proposal. If you sign your proxy card with no further instructions, your shares will be voted in accordance with the recommendation of the Board.

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Information About the Annual Meeting and Voting

How many votes are required to approve each proposal?
1.Under our By-Laws, except as otherwise required by law, each nominee for director shall be elected to the Board by the affirmative vote of the majority of votes cast, virtually at the meeting or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Corporate Secretary of the Company as of the record date for such meeting, the directors shall be elected by a plurality of the votes cast, virtually at the meeting or by proxy. The number of nominees does not exceed the number of directors to be elected at the Annual Meeting. The affirmative vote of the majority of votes cast means that the number of shares voted “FOR” exceeds the number of votes cast “AGAINST” with respect to a given nominee. For each nominee, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of the nominee’s election. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action.
2.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required to approve, on an advisory basis, the compensation of our named executive officers. The vote is advisory and non-binding in nature, but the Executive Compensation and Human Resources Committee of our Board (Compensation Committee) will take into consideration the outcome of the vote when considering future executive compensation arrangements. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
3.The frequency of future advisory votes on the compensation of our named executive officers that receives the highest number of votes, cast virtually at the meeting or represented by proxy, will be deemed the selection (on a non-binding, advisory basis) of our stockholders. The vote is advisory and non-binding in nature, but the Compensation Committee will take into consideration the outcome of the vote when determining the frequency of future advisory votes on the compensation of our named executive officers. You may vote "ONE YEAR," "TWO YEARS," "THREE YEARS" or you may "ABSTAIN." If you "ABSTAIN," it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
4.The affirmative vote of a majority of shares with voting power present virtually or represented by proxy and which have actually voted on the proposal is required to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. You may vote “FOR,” “AGAINST” or “ABSTAIN.” If you “ABSTAIN,” it will be counted for the purpose of determining whether a quorum is present for conducting the Annual Meeting, but it will not count as a share actually voted and will have no effect on the determination of this proposal.
At present, the Board knows of no other matters to be presented for stockholder action at the Annual Meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker, trustee, bank, other financial intermediary or other nominee rather than directly in their own name. As summarized below, there are some differences between stockholders of record and beneficial owners.
Stockholders of Record
If your shares are registered directly in your name with our transfer agent, Computershare Shareowner Services, as of the close of business on Friday, March 10, 2023, you are considered the stockholder of record with respect to those shares, and the Notice or proxy materials are being made available, electronically or otherwise, directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or a third party, or to vote virtually at the Annual Meeting. The Company has made available a proxy card or electronic voting means for you to use for voting purposes.
Beneficial Owners
If your shares are held through a brokerage firm, trustee, bank, other financial intermediary or other nominee, as of the close of business on Friday, March 10, 2023, you are considered the beneficial owner of those shares held in street name, and the

2023 Proxy Statement	11

Information About The Annual Meeting and Voting
Notice or proxy materials are being made available, electronically or otherwise, by the Company to your broker, trustee, bank, other financial intermediary or other nominee (the intermediary) and they will forward these materials to you, together with a voting instruction form if furnished via paper copy to your intermediary. As the beneficial owner, you have the right to direct your intermediary on how to vote and are also invited to virtually attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote these shares virtually at the Annual Meeting, unless you request, complete and deliver a legal proxy from your intermediary. If you requested printed proxy materials, your intermediary will enclose a voting instruction form for you to use in directing the intermediary regarding how to vote your shares.

What discretion does my broker have to vote my shares held in “street name?”
The NYSE rules allow your broker to vote your shares in its discretion on “routine” proposals when it has not received instructions from you at least ten days prior to the Annual Meeting. The proposal regarding the ratification of the appointment of our independent registered public accounting firm is a matter considered routine under applicable rules and, therefore, your broker may vote on your behalf for this matter if you do not otherwise provide instructions. The election of directors, the advisory vote on the compensation of our named executive officers, and the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers are not considered routine matters. If you do not instruct your broker how to vote your shares on the non-routine matters, your broker will not be permitted to vote your shares on such matters. This is referred to as a “broker non-vote.”
Broker non-votes (shares held by brokers that do not have discretionary authority to vote on the matter and that have not received voting instructions from their clients) are counted for purposes of determining whether a quorum is present, but are not counted or deemed to be present, represented or voted for the purpose of determining whether stockholders have approved a proposal. A broker non-vote will have no effect on the outcome of the election of directors, the advisory vote on the compensation of our named executive officers or the advisory vote on the frequency of future advisory votes on the compensation of our named executive officers.

How do I vote my 401(k) shares?
If you participate in our 401(k) Retirement Savings Plan, as amended and restated (401(k) Plan), you will receive a single proxy card (together with the proxy materials) or Notice that covers all shares credited to your plan account(s) and shares that you own of record that are registered in the same name. If your plan account(s) are registered in different names, you will receive separate proxy cards or Notices for your record and plan holdings. You may vote your shares by following the instructions provided in your proxy card or Notice and utilizing the credentials provided therein. Your vote will serve to instruct the trustees and fiduciaries of our 401(k) Plan how to vote any shares of our common stock held in our 401(k) Plan on your behalf. Shares of our common stock held in our 401(k) Plan must be voted on or before 11:59 p.m. Eastern Time on May 1, 2023. The trustee and fiduciaries of our 401(k) Plan will vote shares for which timely instructions are not received in the same proportion as other plan shares that were voted.

What happens if I don’t specify how I want my shares voted on one or all of the proposals?
If you are the stockholder of record and you sign, date and return your proxy and do not mark how you want to vote, your proxy will be counted as a vote “FOR” all of the nominees for directors, “FOR” the compensation of our named executive officers, “FOR” an annual frequency of future advisory votes on the compensation of our named executive officers, and “FOR” the ratification of our independent registered public accounting firm, Ernst & Young. If you hold your shares in street name, please see the discussion above on “What discretion does my broker have to vote my shares held in ‘street name?’”

Can I change my vote or revoke my proxy after I have already voted or given my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the proxy is voted at the Annual Meeting. To revoke a previously submitted proxy and change your vote, you may:
•mail a written notice “revoking” your earlier vote to Broadridge Financial Solutions, Inc. (Broadridge), 51 Mercedes Way, Edgewood, NY 11717;
•submit to Broadridge a properly completed and signed proxy card with a later date;
•vote again telephonically at 1-800-690-6903 or electronically at www.proxyvote.com or using our QR code (available until 11:59 p.m. Eastern Time on May 3, 2023); or

12

Information About the Annual Meeting and Voting
•vote virtually while logged in and participating at the Annual Meeting; however, your virtual attendance at the Annual Meeting alone will not revoke your proxy.
Your last dated proxy, properly completed and timely received prior to, or vote cast at, the Annual Meeting will be counted.
If you own your shares in street name, please contact your broker or other intermediary for instructions on changing your vote or revoking your proxy.

Can I vote at the virtual meeting?
Yes. If you are the stockholder of record of the shares, you will have the opportunity to vote virtually when you attend the virtual Annual Meeting online by visiting www.virtualshareholdermeeting.com/BSX2023. In order to vote during the Annual Meeting, you will use the 16-digit control number included on the Notice, on your proxy card, or on your voting instruction form provided by your broker, bank or other nominee. However, since a beneficial owner holding shares in street name is not the stockholder of record, if you are such a beneficial owner of shares, you may not vote your shares virtually at the virtual Annual Meeting unless you obtain a legal proxy from the broker or other intermediary that holds your shares giving you the right to vote the shares at the Annual Meeting. Please provide the legal proxy information once you log into the Annual Meeting.

Who will count the votes?
Broadridge has been engaged as our independent agent to tabulate stockholder votes and has separately engaged Carl T. Hagberg and Associates on our behalf to act as Inspector of Election for the meeting.

Is voting confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:
•as necessary to meet applicable legal requirements;
•to allow for the tabulation and certification of votes; and
•to facilitate a successful proxy solicitation.
Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I participate and ask questions at the Annual Meeting?
We are committed to ensuring that our stockholders have substantially the same opportunities to participate in the virtual Annual Meeting as they would at an in-person meeting. To submit a question at the Annual Meeting, you will need your 16-digit control number that is printed on the Notice or proxy card that you received in the mail, or via email if you have elected to receive material electronically. You may log in 15 minutes before the start of the Annual Meeting and submit questions online. You will also be able to submit questions during the Annual Meeting. We encourage you to submit any question that is relevant to the business of the Annual Meeting. Appropriate questions asked during the Annual Meeting will be read and addressed during the Annual Meeting, as time permits. Questions and answers may be grouped by topic, and we will group substantially similar questions together and answer them once. Questions regarding personal matters or general economic or political questions that are not directly related to the business of our Company are not pertinent to Annual Meeting matters and, therefore, will not be answered. We will limit each stockholder to one question to allow us to answer questions from as many stockholders as possible. If there are matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, we encourage stockholders to contact us separately after the Annual Meeting. We encourage stockholders to log into the webcast at least 15 minutes prior to the start of the Annual Meeting to test their internet connectivity. We want to be sure that all our stockholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, so all members of our Board and certain executive officers are expected to join the Annual Meeting and be available for questions.

What do I do if I have technical problems during the Annual Meeting?
If you encounter any difficulties accessing the Annual Meeting webcast, please call the technical support number that will be posted on the Annual Meeting website login page.

2023 Proxy Statement	13

Information About The Annual Meeting and Voting

What happens if the Annual Meeting is adjourned or postponed?
Your proxy will still be effective and will be voted at the rescheduled Annual Meeting. You will still be able to change or revoke your proxy until it is voted, provided such new proxy or revocation is properly completed and timely received.

Will any other business be considered or presented at the Annual Meeting?
Our By-Laws provide that a stockholder may present business to be considered at the Annual Meeting only if proper prior written notice was timely received by us. Other than the items of business described in this Proxy Statement, our Board is not aware of any other business to be acted upon at the Annual Meeting; however, if any other business does properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote your shares in accordance with their discretion.

How can I find the results of the Annual Meeting?
We will report the final voting results on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting. The Form 8-K will be available on the SEC’s website, www.sec.gov, as well as on our own website at https://investors.bostonscientific.com/financials-and-filings/sec-filings.

Who is soliciting my vote pursuant to this Proxy Statement?
Our Board is soliciting your vote.

Is there a list of stockholders entitled to vote at the Annual Meeting?
A list of stockholders entitled to vote at the Annual Meeting will be available for the period of ten days prior to the Annual Meeting, between the hours of 8:30 a.m. and 5:00 p.m. Eastern Time, at our Corporate Headquarters located at 300 Boston Scientific Way, Marlborough, Massachusetts 01752. If you would like to view the stockholder list, please contact our Corporate Secretary to schedule an appointment by calling (508) 683-4000 or writing to him at 300 Boston Scientific Way, Marlborough, Massachusetts 01752.

14

Internet Availability of Proxy Materials
Under rules adopted by the SEC, we are furnishing our proxy materials to our stockholders primarily via the internet instead of mailing printed copies of those materials to each stockholder. On or about March 22, 2023, we will mail to our stockholders (other than those who previously requested electronic or paper delivery) an Important Notice of Internet Availability of Proxy Materials (Notice) containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report. The Notice also instructs stockholders on how to vote via the internet.
This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting and help conserve natural resources; however, if you would prefer to receive printed proxy materials and a proxy card, please follow the instructions included in the Notice and in this Proxy Statement. If you have previously elected to receive our proxy materials electronically, these materials will continue to be made available to you via email until you elect otherwise. If you have previously elected to receive printed proxy materials, you will continue to receive these materials and a proxy card in paper format until you elect otherwise.
Cautionary Statement Regarding
Forward-Looking and Other Statements
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may be identified by words like “anticipate,” “expect,” “project,” “believe,” “plan,” “may,” “estimate,” “intend” and other similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by the statements in this Proxy Statement can be found in our most recent Annual Report on Form 10-K filed with the SEC and in the Quarterly Reports on Form 10-Q that we have filed or will file hereafter under the heading “Risk Factors” and “Safe Harbor for Forward-Looking Statements.” The forward-looking statements speak only as of the date of this Proxy Statement and undue reliance should not be placed on these statements. We disclaim any intention or obligation to publicly update or revise any forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.
This Proxy Statement contains statements regarding individual and Company performance objectives and targets. These objectives and targets are disclosed in the limited context of our compensation plans and programs and should not be understood to be statements of management’s future expectations or estimates of future results or other guidance. We specifically caution investors not to apply these statements to other contexts.

2023 Proxy Statement	15

Proposal 1: Election of Directors

Our Board of Directors unanimously recommends that you vote “FOR” the election of all nine of these nominees for director.

Summary
Our entire Board is elected annually by our stockholders and currently consists of ten members.
On January 29, 2023, Donna A. James, a director of the Company since July 2015, informed the Company that she would not be standing for re-election to the Board at the Annual Meeting and until then will remain in her role as a director of the Company. We are deeply grateful for the enormous contributions Ms. James has made to our Company, our Board, and our stockholders.
Our remaining nine directors have been nominated by our Board, upon the recommendation of our Nominating and Governance Committee, to stand for election at the Annual Meeting for a one-year term, to hold office until the 2024 Annual Meeting of Stockholders or until their successors have been duly elected and qualified. The nominees for election at the Annual Meeting are: Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Edward J. Ludwig, Michael F. Mahoney, David J. Roux, John E. Sununu, David S. Wichmann and Ellen M. Zane.
Each of the director nominees is willing and able to stand for election at the Annual Meeting, and we know of no reason why any of the nominees would be unable to serve as a director. Should such a situation arise, however, the Board may designate a substitute nominee or, alternatively, reduce the number of directors to be elected. If a substitute nominee is selected, the persons named as proxies will vote for that substitute nominee. Any vacancies not filled at the Annual Meeting may be filled by the Board.
Director Nominees at a Glance
Diverse Range of Experience, Skills and Qualifications Represented by our 2023 Director Nominees

Academia	Business Strategy	Corporate Governance	Environmental, Health, Safety & Sustainability
Executive Experience	Finance / Capital Allocation	Financial Literacy / Accounting	Government / Public Policy
Human Capital Management / Compensation	International	Manufacturing	Marketing / Sales
Medical Device Industry	Mergers & Acquisitions	Operations	Public Company Board
Real Estate	Risk Management	Technology / Systems / Cyber-Security

16

Proposal 1: Election of Directors

Board of Directors Nominees at a Glance	Independence Lead Independent Director Appointed	Age		Tenure
		64.4 Average Age		8.6 Years Average Tenure

	Gender Diversity	Self-Identified Gender
		Female	Male		Non-Binary
		▶Connors ▶Zane	▶Dockendorff ▶Fujimori ▶Ludwig ▶Mahoney	▶Roux ▶Sununu ▶Wichmann	▶None identified

	Racial Diversity	Self-Identified Race/Ethnicity

1
1
7

African American/ Black

- Connors

Asian, Hawaiian or Pacific Islander

- Fujimori

White/ Caucasian

- Dockendorff
- Ludwig
- Mahoney
- Roux
- Sununu
- Wichmann
- Zane

2023 Proxy Statement	17

Proposal 1: Election of Directors
Director Nominees
The biography of each of the nominees is listed below and contains information regarding the person’s service as a director, business experience, public company director positions currently held or held at any time during the last five years, information regarding involvement in certain legal or administrative proceedings (if applicable), and the experiences, qualifications, attributes or skills that caused the Nominating and Governance Committee and the Board to determine that the person should serve as a director. Each of the director nominees listed below exemplifies how our Board values professional experience in business, education, policy and governmental fields, as well as strong moral character and diversity in terms of viewpoint as well as age, race/ethnicity and gender. Our Board believes these strong backgrounds and sets of skills provide the Board, as a whole, with a strong foundation of technical expertise and a wealth of diverse experience in a wide variety of areas to address the current and anticipated needs of the Company as its opportunities and challenges evolve.

Nelda J. Connors Independent	Age: 57

Founder, Chairwoman and Chief Executive Officer of
Pine Grove Holdings LLC
Director since:
December 2009
Board Committees:
Executive Compensation and
Human Resources; Risk
Other Current Public
Boards: Baker Hughes; Otis Worldwide; Zebra
Technologies Corporation
Education: University of Dayton, B.S. and M.S. in Mechanical Engineering

Experience Highlights:
Ms. Connors is the founder, Chairwoman and Chief Executive Officer of Pine Grove Holdings, LLC, a privately held investment company that acquires and operates small-to-middle market businesses primarily focused in power generation, SAAS, advanced material and transportation/logistics end-markets. She served as President and Chief Executive Officer of Atkore International Inc., formerly the Electrical and Metal Products division of Tyco International, before it became a privately held company in December 2010. Prior to joining Tyco, she served as Vice President at Eaton Corporation where she held several positions in operations, continuous improvement, and general management. Prior to joining Eaton, Ms. Connors was employed in a number of executive and management capacities in diversified industrial and automotive end-markets. Her work over 25 years has involved responsibilities in the U.S., Europe, and Asia. Ms. Connors serves as an independent advisor to Nissan North America and Vibracoustic. She previously served as a Class B director of the Federal Reserve Bank of Chicago, and on the boards of Atkore, Blount International, BorgWarner, Inc., CNH Industrial, N.V., Clarcor, Inc., Echo Global Logistics, EnerSys Inc., and Vesuvius plc. She was formerly an appointed member for the Takata Independent Quality Assurance Panel to investigate the airbag inflator recall.
Select Skills and Qualifications:
Ms. Connors’ qualifications to serve on our Board include her executive leadership skills and her global experience in the areas of operations and financial management, quality, technology, M&A and business strategy, as well as her knowledge of public company matters resulting from her service on other public company boards. She also brings to our Board her experience in National Association of Corporate Directors leadership and governance fellowships.

18

Proposal 1: Election of Directors

Charles J. Dockendorff Independent	Age: 68

Former Executive Vice President and Chief Financial Officer of Covidien plc
Director since:
April 2015
Board Committees: Audit
(Chair, Financial Expert); Risk
Other Current Public Boards: Haemonetics Corporation; Hologic, Inc.; Keysight Technologies, Inc.
Education: University of Massachusetts at Amherst,
B.B.A. in Accounting; Bentley College, M.S. in Finance

Experience Highlights:
Mr. Dockendorff is the former Executive Vice President and Chief Financial Officer of Covidien plc, a publicly traded medical device and supplies company, and its predecessor, Tyco Healthcare, having served in those positions from 1995 to 2015. While Chief Financial Officer of Covidien plc, Mr. Dockendorff was also in charge of Information Security for the company. Mr. Dockendorff joined the Kendall Healthcare Products Company, the foundation of the Tyco Healthcare business, in 1989 as controller and was named Vice President and Controller in 1994. He was appointed Chief Financial Officer of Tyco Healthcare in 1995. Prior to joining Kendall/Tyco Healthcare, Mr. Dockendorff was the Chief Financial Officer, Vice President of Finance and Treasurer of Epsco Inc. and Infrared Industries, Inc.
Select Skills and Qualifications:
Mr. Dockendorff’s qualifications to serve on our Board include his executive leadership experience at public medical device companies, as well as his extensive expertise in accounting, finance, technology and business strategy.

2023 Proxy Statement	19

Proposal 1: Election of Directors

Yoshiaki Fujimori Independent	Age: 71

Senior Executive Advisor of Japan to CVC Capital Partners
Director since:
July 2016
Board Committees:
Executive Compensation and Human Resources
Other Current Public
Boards: Oracle Corporation Japan; Takeda Pharmaceutical Company Limited
Education: Tokyo University of Science, B.A. in Petroleum Engineering; Carnegie Mellon Graduate School of Business, M.B.A.

Experience Highlights:
Mr. Fujimori is currently Senior Executive Advisor of Japan to CVC Capital Partners, a position he has held since February 2017. He was an advisor to the LIXIL Group Corporation from June 2016 to December 2019 and was the President and Chief Executive Officer of the LIXIL Group Corporation from August 2011 to June 2016. Prior to joining LIXIL, he was Chairman, President and Chief Executive Officer of General Electric Japan from January 2008 to June 2011. In his 25 years at General Electric Company, beginning in October 1986, he held a variety of positions including Senior Vice President and Chief Executive Officer of a number of Asian and global business divisions, including Medical Systems, Plastics, and Capital. Mr. Fujimori also served as a member of the General Electric’s Corporate Executive Council from 2001 to 2010. He formerly served as a director of Shiseido Company Limited, Toshiba Corporation, Japan Construction Material & Housing Equipment Industries Federation and Tokyo Electric Power Company Holdings.
Select Skills and Qualifications:
Mr. Fujimori’s qualifications to serve on our Board include his expertise in international business, including developing markets, with a particular emphasis on operations and manufacturing in Japan and Asia, technology, and his service on other public company boards.

20

Proposal 1: Election of Directors

Edward J. Ludwig Independent	Age: 71

Former Chairman of the Board and Chief Executive Officer of Becton, Dickinson and Company
Director since:
March 2014; Lead Independent Director
Board Committees:
Executive Compensation and Human Resources; Nominating and Governance
Other Current Public
Boards: CVS Health Corporation
Education: The College of the Holy Cross, B.A. in Economics and Accounting; Columbia University, M.B.A.

Experience Highlights:
Mr. Ludwig is the former Chairman of the Board of Becton, Dickinson and Company (BDX), a global medical technology company, having served in that position from February 2002 through June 2012. He also served as BDX’s Chief Executive Officer from January 2000 to September 2011 and as its President from May 1999 to December 2008. Mr. Ludwig joined BDX as a senior financial analyst in 1979. Prior to joining BDX, Mr. Ludwig served as a senior auditor with Coopers and Lybrand (now PricewaterhouseCoopers), where he earned his CPA, and as a financial and strategic analyst at Kidde, Inc. Mr. Ludwig was a member of the board of directors of POCARED Diagnostics Ltd, a privately held company focused on infectious disease diagnostics from 2013 to 2022. He formerly served as a director of Aetna, Inc., Xylem, Inc. and as Vice Chair of the board of trustees of the Hackensack University Medical Center Network.
Select Skills and Qualifications:
Mr. Ludwig’s qualifications to serve on our Board include his executive leadership experience, specifically his service as a director and executive of a public medical technology company, along with his extensive expertise in business strategy, finance, management and manufacturing.

2023 Proxy Statement	21

Proposal 1: Election of Directors

Michael F. Mahoney CEO, Chairman of the Board	Age: 58

President and Chief Executive Officer of Boston Scientific Corporation
Director since:
November 2012
Other Current Public Boards:
Baxter International Inc.
Education: University of Iowa, B.B.A. in Finance; Wake Forest University, M.B.A.

Experience Highlights:
Michael F. Mahoney joined the Company as our President in October 2011 and became our President, Chief Executive Officer and a Director in November 2012. Mr. Mahoney became our Chairman of the Board in May 2016. Prior to joining the Company, he was Worldwide Chairman of the Medical Devices and Diagnostics division of Johnson & Johnson from January 2011 to September 2011, overseeing 50,000 employees and seven franchises. Prior to assuming this position, Mr. Mahoney served as Worldwide Group Chairman of Johnson & Johnson’s DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, Mr. Mahoney served as President and Chief Executive Officer of Global Healthcare Exchange, a provider of supply chain solutions and services that brings together hospitals, manufacturers, distributors and group purchasing organizations. Mr. Mahoney began his career at General Electric Medical Systems, where he spent 12 years, culminating in the role of General Manager of the Healthcare Information Technology business. Mr. Mahoney also serves on the board of the Boys & Girls Club of Boston, is the Chair of the board of governors of Boston College CEO Club, and a member of the American Heart Association CEO roundtable.
Select Skills and Qualifications:
In addition to serving as our President and Chief Executive Officer, Mr. Mahoney’s qualifications to serve on our Board, include his management experience leading complex organizations in medical device and other healthcare-related businesses, expertise in building strong leadership teams, developing international markets, and a proven ability to execute successful business strategies and drive operational excellence.

22

Proposal 1: Election of Directors

David J. Roux Independent	Age: 66

Co-Founder and
Co-Managing Partner
of BayPine Capital
Director since:
January 2014
Board Committees: Audit; Nominating and Governance (Chair)
Other Current Public
Boards: None
Education: Harvard College;
Harvard University, M.B.A.;
King’s College University of Cambridge, MPhil (Master of Philosophy)

Experience Highlights:
Mr. Roux is co-founder and co-managing partner of BayPine Capital, a private equity partnership established in October 2020. He served as a trustee and later Chairman of Jackson Laboratories, an independent biomedical research institute from 2011 to August 2022. He is the co-founder and was the Chairman, Co-Chief Executive Officer and Managing Partner of Silver Lake, a private equity firm focused on technology investing, from January 1999 to December 2017. Prior to that, Mr. Roux was Chairman and Chief Executive Officer of Liberate Technologies, Executive Vice President at Oracle Corporation and Senior Vice President at Lotus Development. He is also Chairman of Bristol Seafoods and was Vice Chairman of the National Audubon Society. He previously served as a director of Avaya Inc., Avaya Holdings Corp. and Intelsat S.A. Mr. Roux is co-founder of The Roux Institute, an educational partnership with Northeastern University.
Select Skills and Qualifications:
Mr. Roux’s qualifications to serve on the Board include his extensive experience in operations, technology, management and business strategy, and his financial expertise and background as an entrepreneur, executive and director.

2023 Proxy Statement	23

Proposal 1: Election of Directors

John E. Sununu Independent	Age: 58

Former United States Senator from New Hampshire
Director since:
April 2009
Board Committees: Audit (Financial Expert); Risk (Chair)
Other Current Public
Boards: BlueRiver Acquisition Corp.
Education: Massachusetts Institute of Technology, B.S. and M.S. in Mechanical Engineering; Harvard University, M.B.A.

Experience Highlights:
Senator Sununu served as a U.S. Senator from New Hampshire from 2003 to 2009. He was a member of the Committees on Banking, Commerce, Finance and Foreign Relations, and he was appointed the Congressional Representative to the United Nations General Assembly. Before his election to the Senate, Senator Sununu served three terms as a member of the U.S. House of Representatives from New Hampshire’s 1st District from 1996 to 2002, where he was Vice Chairman of the Budget Committee and a member of the Appropriations Committee. During his twelve years in Congress, he drafted and helped pass several important pieces of legislation, including the Internet Tax Freedom Act, the Survivors Benefit Act and the New England Wilderness Act. Prior to serving in Congress, Senator Sununu served as Chief Financial Officer for Teletrol Systems, a manufacturer of building control systems. Senator Sununu currently serves as a Council Member of Lloyds of London, and formerly served as a director of Time Warner Cable Inc. and several private and charitable entities.
Select Skills and Qualifications:
Senator Sununu complements our Board with his experience in government and corporate leadership. Senator Sununu provides important insights on government relations, public policy and other matters relevant to our Company due to his extensive experience in both the public and private industry sectors.

24

Proposal 1: Election of Directors

David S. Wichmann Independent	Age: 60

Former CEO of UnitedHealth Group Incorporated
Director since:
June 2021
Board Committees: Audit (Financial Expert); Risk
Other Current Public
Boards: None
Education: Illinois State
University, B.S. in Accounting

Experience Highlights:
Mr. Wichmann is the former Chief Executive Officer of UnitedHealth Group, Incorporated, having served in that position from September 2017 through March 2021. Prior to this role, he served as President, UnitedHealth Group, beginning in November 2014, with oversight responsibility for all of UnitedHealthcare’s domestic and international businesses, and for overall UnitedHealth Group performance, and as Chief Financial Officer of the UnitedHealth Group from 2011 until 2016. In addition, during his time at UnitedHealth Group, he held positions as President, UnitedHealthcare; President and Chief Executive Officer, Specialized Care Services (now OptumHealth); and Senior Vice President, Corporate Development. Prior to joining UnitedHealth Group, Mr. Wichmann was a partner at Arthur Andersen & Co. and Chief Financial Officer of Advanced Machine Company. He previously served on the boards of UnitedHealth Group, Incorporated and Tennant Company.
Select Skills and Qualifications:
Mr. Wichmann’s qualifications to serve on our Board include his executive experience in the healthcare industry as the chief executive officer of a large public health and well-being company and a former board member of other public companies, as well as his financial expertise and background in business strategy, operations, manufacturing, technology and environmental, health, safety and sustainability matters.

2023 Proxy Statement	25

Proposal 1: Election of Directors

Ellen M. Zane Independent	Age: 71

CEO Emeritus at Tufts
Medical Center and Founding Chair at Tufts Medicine
Director since:
April 2016
Board Committees:
Audit (Financial Expert);
Nominating and Governance
Other Current Public
Boards: Azenta, Inc.;
Haemonetics Corporation;
Synchrony Financial
Education: George
Washington University,
B.A.; Catholic University of
America, M.A. in Audiology
and Speech-Language
Pathology

Experience Highlights:
Ms. Zane is CEO Emeritus at Tufts Medical Center and Founding Chair of Tufts Medicine. Ms. Zane previously served as President and Chief Executive Officer of Tufts Medical Center from 2004 to 2011 when she retired from this role. Prior to this, Ms. Zane served as Network President for Mass General Brigham (formerly Partners Healthcare System), a physician/hospital network sponsored by the Harvard-affiliated Massachusetts General Hospital and Brigham and Women’s Hospital. Ms. Zane also previously served as Chief Executive Officer of Quincy Hospital in Quincy, Massachusetts. Ms. Zane currently is a director of Savista, a Georgia-based private company involved with healthcare revenue cycle management; Fiduciary Trust Company, a privately owned wealth management company; and AgNovos Healthcare, LLC, a privately held medical device company, focused on bone health. Ms. Zane previously served as a director of Century Capital Management, Parexel International Corporation, Lincare Holdings Inc. and Press Ganey Holdings. Ms. Zane holds a Professional Director Advanced Certification from the American College of Corporate Directors.
Select Skills and Qualifications:
Ms. Zane’s qualifications to serve on our Board include her executive experience in the healthcare industry, specifically as the chief executive officer of a large urban academic (teaching and research) medical center, in addition to her experience as a director at several other public companies.

26

Corporate Governance
Overview
To guide the operation and direction of the Board and its committees, our Board has established our Corporate Governance Guidelines, charters for its standing committees and our Code of Conduct to reflect our commitment to good corporate governance and to comply with Delaware law, the rules and listing standards of the NYSE, the rules and regulations of the SEC and other legal requirements. These materials are available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview. These materials are also available in print, free of charge to stockholders, upon written request to Boston Scientific Corporation, Investor Relations, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.
Our Board believes that good corporate governance is fundamental to the success of our business. To that end, our Board evaluates our corporate governance practices in light of applicable changes in Delaware law, the rules and listing standards of the NYSE and the rules and regulations of the SEC, as well as best practices suggested by recognized governance authorities and through stockholder engagement, and makes modifications to our corporate governance practices that it determines are warranted.
Director Independence
Under the NYSE’s Corporate Governance Standards, a majority of the Board must qualify as independent directors. Our Corporate Governance Guidelines require a significant majority of the Board to qualify as independent directors. The NYSE Corporate Governance Standards define specific relationships that disqualify directors from being independent and further require that for a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with our Company (either directly or indirectly as a partner, stockholder or officer of an organization that has a relationship with our Company).
In making determinations regarding independence, the Board applies the NYSE standards and broadly considers all relevant facts and circumstances known to it. For directors who will serve on the Compensation Committee, the Board considers all factors specifically relevant to determining whether a director has a relationship with our Company that is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by our Company to such director; and (ii) whether such director is affiliated with our Company, a subsidiary of our Company or an affiliate of a subsidiary of our Company — as required by the NYSE independence standards for Compensation Committee members.
The Board has determined that, other than Mr. Mahoney, our President and Chief Executive Officer, all of our directors are independent under the independence standards set forth in the NYSE Corporate Governance Standards.
The Board monitors its compliance with NYSE requirements for director independence on an ongoing basis, including through an annual review of director questionnaires and consideration of transactions and relationships between each director or any member of his or her immediate family and the Company, as well as other relevant facts and circumstances. The Board and the Nominating and Governance Committee considered the directors’ responses to a questionnaire asking about their relationships with the Company (and their immediate family members’ relationships with the Company) and other potential conflicts of interest, as well as material provided by management related to transactions, relationships or arrangements between the Company and the directors or parties related to the directors. The Board made its determination as to whether any relationship between a director and our Company is a material relationship based on the facts and circumstances of the relationship, the amounts involved in the relationship, the director’s interest in such relationship, if any, and such other factors as the Board, in its judgment, deemed appropriate.

2023 Proxy Statement	27

Corporate Governance
Director Nomination Process
The Nominating and Governance Committee routinely evaluates the current composition of the Board to ensure it has the appropriate mix of skills and experiences to effectively perform its oversight functions and has primary responsibility for determining the appropriate skills and characteristics required of new Board members. The Nominating and Governance Committee considers, with input from the Board, those factors it deems appropriate, such as independence, experience, strength of character, judgment, technical skills, diversity and the extent to which the individual would fill a present need on the Board. The Board also considers the business of the Company, including strategy, risks, and opportunities, and the extent to which these create a need for particular skills on the Board. The aim is to assemble a Board that is strong in its collective knowledge and that consists of individuals who bring a variety of complementary attributes and who, taken together, have the appropriate skills and experience to oversee the Company’s business. The Nominating and Governance Committee considers diversity as one of a number of important factors in identifying nominees for director. The Nominating and Governance Committee views diversity broadly to include diversity of experience, skills and viewpoint, as well as other diversity concepts, including but not limited to, race, ethnicity and gender. Further, the Company’s Corporate Governance Guidelines require women and racially/ethnically diverse candidates be included among the initial slate of candidates presented for consideration in searches for new Board members. The Nominating and Governance Committee reviews the Company’s Corporate Governance Guidelines on an annual basis to ensure the effectiveness of such policies and procedures.
Director nominees must, at a minimum, meet the general criteria outlined in our Corporate Governance Guidelines. Generally, directors should be individuals who have succeeded in their particular field and who demonstrate integrity, reliability, knowledge of corporate affairs and an ability to work well with others, and should also satisfy at least one of the following criteria:
•demonstrated management and leadership ability at senior levels in successful organizations;
•current or recent employment in positions of significant responsibility and decision-making;
•expertise in leading rapidly growing multi-national organizations; or
•current or prior experience related to anticipated board and committee responsibilities in other areas of importance to the Company.
The Nominating and Governance Committee receives suggestions for new directors from a number of sources, including independent Board members and our Chairman and Chief Executive Officer. The Nominating and Governance Committee may also, at its discretion, employ a third-party search firm to assist in screening and identifying candidates for director.
The Nominating and Governance Committee will also consider recommendations for Board membership submitted by our stockholders and other independent sources and considers director nominees for election so submitted if the submission is made in accordance with the advance notice provisions of the Amended and Restated By-Laws of the Company (By-Laws) and applicable law, including without limitation Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended (Exchange Act). The qualifications of candidates recommended by stockholders will be reviewed and considered by the Nominating and Governance Committee with the same degree of care and consideration as candidates for nomination to the Board submitted by independent Board members and our Chairman and Chief Executive Officer.
Our By-Laws contain proxy access provisions that permit a stockholder, or group of up to 20 stockholders, meeting certain ownership and other requirements to include a nominee for director election in the Company’s annual Proxy Statement. The Board believes that the inclusion of proxy access in our By-Laws enhances stockholder rights and provides increased accountability of the Company and our Board to our stockholders.
The full Board is responsible for final approval of new director candidates, as well as the nomination of existing directors for re-election. With respect to existing directors, prior to making its recommendation to the full Board, the Nominating and Governance Committee, in consultation with the Chairman of the Board, reviews each director’s continuation on the Board as a regular part of the annual nominating process.

28

Corporate Governance
Under the advance notice provisions of our By-Laws, director nominations and proposals by our stockholders to bring any other business before the 2024 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive offices on or before November 23, 2023. Under the proxy access provisions of our By-Laws, director nominations submitted for inclusion in our 2024 Annual Proxy Statement must be received no earlier than October 24, 2023 and no later than November 23, 2023. Director nominations by our stockholders must also satisfy the other procedures and requirements set forth in the advance notice and proxy access provisions of our By-Laws, as appropriate. In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19(b) under the Exchange Act no later than March 5, 2024. Should you wish to submit a director recommendation or nomination, please have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752.
Board Refreshment
The Company believes, through regular evaluation of performance and the Company’s needs, it will continue to achieve the appropriate balance between its experience and fresh ideas and perspectives. The Nominating and Governance Committee, as part of its annual assessment of the composition of the Board, reviews each director’s tenure and continued service on the Board. The Board has not established any term or age limits to an individual’s membership on the Board. While these limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of causing the Company to lose the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

Age	Tenure

5
65 to 71
2
<60
65.3 years
average age of nominees
1
60 to 64

S&P* Average: 63.1 *per 2022 Spencer Stuart Board Index Average of independent director nominees only	S&P* Average: 7.8 *per 2022 Spencer Stuart Board Index Average of independent director nominees only

5
6 to 10 years
2
>10 years
8.4 years
average tenure of nominees
1
0 to 5 years

Chief Executive Officer Succession
Pursuant to our Corporate Governance Guidelines, the Nominating and Governance Committee reports to the full Board at least annually on succession planning for our Chief Executive Officer (and other executive officers, as appropriate). Our Chief Executive Officer discusses with the Board and the Nominating and Governance Committee, at least once per year, his recommendations and evaluations of potential successors to his position, including in the event of an unexpected temporary absence, and reviews development plans, if any, recommended for such individuals who are current employees of the Company. Additionally, the Nominating and Governance Committee conducts an annual review of the CEO Succession Plan framework, which outlines certain high-level planning, notification and other actions, and is designed to minimize disruption in the event of a temporary or permanent absence of the Chief Executive Officer.

2023 Proxy Statement	29

Corporate Governance
Board Leadership Structure
Our Board believes it is important to retain flexibility to determine whether the interests of the Company and our stockholders are best served by having the same individual serve as both Chief Executive Officer and Chairman of the Board, or whether the roles should be separated, based on the circumstances at any given time. Under our Corporate Governance Guidelines, the Board will appoint a Lead Independent Director when the Chief Executive Officer and Chairman of the Board roles are combined, or if the Chairman is not otherwise independent. Pursuant to our Corporate Governance Guidelines, the Lead Independent Director is appointed annually, though is generally expected to serve for a renewable term of three years, subject to the Lead Independent Director’s annual re-election to the Board. The Lead Independent Director will preside over meetings of our non-management directors, serve as liaison between our Chairman and the independent directors, work with the Chairman to establish agendas for Board and committee meetings, raise issues with management on behalf of the independent directors, consult with committee leadership, and carry out other duties as requested by the Board. The Lead Independent Director also has the authority to call special meetings of independent or non-management directors, as needed.
Mr. Mahoney has been our President and Chief Executive Officer since November 2012 and in May 2016, the Board concluded that combining the functions of Chairman and Chief Executive Officer was the most effective leadership structure for the Company and appointed Mr. Mahoney as Chairman of our Board. In light of the fact that the Chief Executive Officer and Chairman of the Board roles have been combined since May 2016, the Board appointed Mr. Ludwig to serve as Lead Independent Director at that time, and has re-appointed him annually, most recently in February 2023. Mr. Ludwig’s qualifications to serve as our Lead Independent Director include his strong leadership experience as the former Chief Executive Officer and Chairman of the Board of Becton, Dickinson and Company, his current service on the Board of CVS Health Corporation and the Chair of that board’s Audit Committee, and as lead director on the Board of Aetna, Inc. prior to its acquisition by CVS Health Corporation. Our Board believes this leadership structure, coupled with a commitment to Board independence, provides effective, independent oversight of management, while fostering a constructive and cooperative relationship between the Board and management and allowing both the Board and management to benefit from Mr. Mahoney’s expertise and familiarity with our day-to-day business operations and yielding a board structure that is 89% independent. In addition, combined Chairman and Chief Executive Officer roles allows the Company to communicate its business, strategy and value to stockholders, employees, and other stakeholders with a single voice. The Board routinely reviews its leadership structure to evaluate whether it remains appropriate for the Company.
Annual Board and Committee Self-Evaluations
In accordance with its charter, our Nominating and Governance Committee oversees the annual self-evaluation process for the Board and each of its committees to assess the performance of the Board and its committees. Anonymous surveys are facilitated through the Corporate Secretary’s office to each director regarding the Board and the committees on which each director served during the fiscal year. The evaluation process encourages candid feedback and helps to ensure the effectiveness of the Board and its committees. At the conclusion of the process, written reports are presented to and reviewed by the Board and each committee, identifying areas of strengths and opportunities to enhance the operations of the Board and each of its committees.
Risk Oversight
Our Board oversees an enterprise-wide approach to risk management, designed to support the achievement of our strategic and organizational objectives, to improve long-term organizational performance and to enhance stockholder value.
A fundamental part of the Board’s risk oversight is understanding the individual risks our Company faces, the steps management is taking to mitigate those risks, including the framework used by management for the coordinated oversight, control and continuous improvement of processes used to manage risk, and to assess management’s appetite for risk.
While the Board has the ultimate responsibility for risk oversight, each committee of the Board also oversees risk to the extent it relates to the committee’s responsibilities, as outlined below. Each committee provides reports in its respective area of responsibility to the Board at the next regularly scheduled Board meeting immediately following the committee meeting.

30

Corporate Governance

Board of Directors

Our Board receives regular reports from management on matters relating to strategic and operational initiatives, business continuity, cybersecurity, financial performance and legal developments, which are each integrated with enterprise-risk exposures. The involvement of the Board in approving our strategic plan is a key part of its assessment of the risks inherent in our corporate strategy. The Board also receives annual updates from the Chief Information Security Officer and the Chief Information and Digital Officer on, among other things, the Company’s cyber risks and threats, assessments of the Company’s security program and the evolving threat landscape.

▶The Audit Committee focuses on financial risk, including internal controls, legal and regulatory risks, as well as compliance risks of a financial nature, including those related to federal healthcare programs and healthcare providers, and receives an annual risk assessment report from our internal auditors. Along with the Risk Committee, it also assists the Board in fulfilling its oversight responsibility with respect to compliance risks of a non-financial nature, including those related to federal healthcare programs and healthcare providers, and regulatory, quality and product safety issues that affect the company. The Audit Committee also exercises oversight responsibility over the Company’s guidelines, processes and policies to monitor, assess, evaluate and manage risk.

▶The Risk Committee focuses on the enterprise-wide approach to risk management, regulatory compliance, the quality and safety of our products and our insurance program. The Risk Committee has primary oversight responsibility for areas of quality and non-financial compliance issues, including cybersecurity risks, while the Audit Committee has general oversight of our financial compliance, including financial reporting, internal controls and financial risk exposure resulting from legal and regulatory compliance matters. The Risk Committee reviews, at least annually, the significant non-financial risks facing the Company and coordinates and consults with the Audit Committee for the purpose of sharing information pertinent to the Audit Committee’s consideration and oversight of our risk and risk management programs and policies.

▶The Executive Compensation and Human Resources Committee evaluates and sets compensation programs that encourage decision-making predicated upon a level of risk consistent with our business strategy. The Executive Compensation and Human Resources Committee reviews, at least annually, our compensation programs and policies to determine if the provisions and operations of our programs create undesired or unintentional risk of a material nature. The Executive Compensation and Human Resources Committee also reviews compensation and benefit plans affecting employees in addition to those applicable to executive officers. In addition, the Executive Compensation and Human Resources Committee oversees workforce-related risks, including progress towards diversity, equity and inclusion goals.

▶The Nominating and Governance Committee oversees governance and succession risk, including Board and Chief Executive Officer succession, and evaluates director skills and qualifications to ensure the appropriate appointment of particular directors to our standing committees based upon the needs of that committee. The Nominating and Governance Committee is also responsible for oversight of social and environmental risks, including Board diversity and progress toward sustainability goals.

Management
It is management’s responsibility to manage risk and bring material risks facing our Company to the Board’s attention.
Given the Board’s role in risk oversight, it believes the leadership structure it adopts must allow it to effectively oversee the management of the risks relating to our operations. Although there are different leadership structures that could allow our Board to oversee risk management effectively, and while our Board believes our current leadership structure will enable it to manage such risks effectively, it was one factor among many considered by our Board in selecting this leadership structure over other alternatives. For a discussion of the reasons why our Board has determined that its leadership structure is appropriate, please see the “Board Leadership Structure” section above.

2023 Proxy Statement	31

Corporate Governance
Communications with the Board
Stockholders and other interested parties who wish to communicate directly with any member of our Board, our Board as a group, or our non-management directors as a group, may do so by writing to the Board of Directors or Non-Management Directors, at Boston Scientific Corporation, c/o General Counsel, 300 Boston Scientific Way, Marlborough, Massachusetts 01752 or by contacting the Board via email at BSCboardofdirectors@bsci.com or non-management directors at non-managementdirectors@bsci.com. The Board has authorized the office of our General Counsel to review and organize, but not screen, communications from stockholders and other interested parties and deliver them to the Board or non-management directors, as applicable. The office of General Counsel screens commercial solicitations for appropriateness.
The Company is committed to stockholder engagement. In addition to the communication process detailed above, stockholders also have the opportunity to speak at our Annual Meeting of Stockholders, participate in the annual “say-on-pay” advisory vote and, when applicable, the “say-on-frequency” advisory vote, and communicate with our active Investor Relations department, among other avenues for engagement. The Board seriously considers the views of stockholders in its decision-making process and will continue to engage stockholders to ensure robust corporate governance practices.
Board and Committee Service Limitation
Without the approval of the Nominating and Governance Committee, no director may sit on more than four public company boards (including our Board) and our Chief Executive Officer may not sit on more than two public company boards (including our Board). No director may serve simultaneously on the audit committees of more than three public companies (including our Company), unless the Board of Directors has determined that such service would not impair the ability of the member to effectively serve on our Company’s Audit Committee, such determination to be disclosed in accordance with applicable NYSE and SEC rules. Each of our Board members has complied with these limitations or procedures. At the May 2017 Board meeting, the Board made a determination that the then-proposed service of Mr. Dockendorff on the audit committee of a fourth public company (including our Company) would not impair his ability to effectively serve on our Company’s Audit Committee. The Board reviews this service on an annual basis, and each time has determined that it does not impair Mr. Dockendorff’s ability to serve on our Company’s Audit Committee.
Related Party Transactions
Our Board has adopted a written related party transaction policy to monitor transactions, arrangements or relationships in which the Company and any of the following have an interest: (i) any person who is or was (since the beginning of 2022, even if they do not presently serve in that role) an executive officer, director or director nominee; (ii) any person or entity who holds more than a 5% beneficial ownership of our common stock; (iii) any immediate family member of any of the foregoing; or (iv) any entity in which any of the foregoing persons is employed or is a general partner or principal or acts in any similar position in which such person or persons collectively have a 10% or greater beneficial ownership interest. The policy covers any related party transaction that meets the minimum threshold for disclosure under relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).
Related party transaction oversight is the responsibility of our Nominating and Governance Committee. Our General Counsel is responsible for identifying any potential related party transactions and, if he determines that an existing or proposed transaction constitutes a related party transaction under the policy, he will provide relevant details and an analysis of the related party transaction to the Nominating and Governance Committee. The General Counsel provides an annual summary to the Nominating and Governance Committee of all transactions or relationships that he considered under this policy, including those that he determined do not constitute a reportable related party transaction. If the General Counsel has an interest in a potential related party transaction, he will provide all relevant information to the Chair of the Nominating and Governance Committee, who will provide the information to the other members of such Committee. The Nominating and Governance Committee reviews relevant information concerning any existing or proposed transaction contemplated by the Company with an entity that is the subject of a disclosed relationship, and approves or rejects the transaction, with or without conditions or additional protections for the Company. Our related party transactions policy can be found in our Corporate Governance Guidelines available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Each of the following related party transactions was reviewed, approved and ratified by the Company’s Nominating and Governance Committee at its February 16, 2023 meeting:

32

Corporate Governance
•Kayla Chauvette, the daughter of our former Executive Vice President, Operations, Ed Mackey, who retired in July 2022, is employed by the Company as Manager, Regulatory Affairs in our Endoscopy business. During 2022, her total compensation, including base salary, bonus and equity awards, was approximately $198,000. Her compensation was commensurate with that of other employees in similar positions within the Company.
•Heather Dockray, the sister of our former Executive Vice President, Operations, Ed Mackey, who retired in July 2022, is employed by the Company as Senior Instructional Designer within our Endoscopy sales training business. During 2022, she was entitled to annual compensation, including base salary and annual bonus, payment of which was prorated from commencement of her employment, and a signing bonus, all totaling approximately $149,000. Her compensation was commensurate with that of other employees in similar positions with the Company.
•Joseph Barrett Fitzgerald, the son of our Executive Vice President and Group President, Cardiology, Joseph Fitzgerald, is employed by the Company as Watchman Territory Manager in our Cardiology business. During 2022, his total compensation, including base salary and commissions, was approximately $250,000. A significant portion of Mr. Fitzgerald’s 2022 compensation was composed of commissions earned under the Company’s sales compensation plans. Mr. Fitzgerald’s base salary and commission payments were commensurate with that of other employees in similar positions and achieving similar sales results and targets.
•Robert Blaise Fitzgerald, the son of our Executive Vice President and Group President, Cardiology, Joseph Fitzgerald, is employed by the Company as AF Solutions Territory Manager in our Electrophysiology business. During 2022, his total compensation, including base salary and commissions was approximately $141,000. A significant portion of Mr. Fitzgerald’s 2022 compensation was composed of commissions earned under the Company’s sales compensation plans. Mr. Fitzgerald’s base salary and commission payments were commensurate with that of other employees in similar positions and achieving similar sales results and targets.
Code of Conduct
We maintain a Code of Conduct, which has been approved by our Board, to ensure our directors, employees and officers, including our Chief Executive Officer and Chief Financial Officer, understand the basic principles that govern our corporate conduct. The Code of Conduct is available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview. A stockholder may request a copy of the Code of Conduct by contacting our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. Any waivers or substantive amendments of the Code of Conduct will be disclosed on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Sustainability
Sustainability is a key focus of our business. We endeavor to reduce our environmental footprint on a global basis, engage with and support the communities where we operate, conduct our operations in a responsible and ethical manner, advance the growth and capabilities of our employees and develop innovative products that improve health care worldwide. By proactively addressing energy consumption, carbon output, waste management, and water use, we are making measurable progress toward shaping a better future for our planet, which directly impacts the well-being of our patients, customers, employees, communities, and investors. Using our Global Energy Management System, we implement our C3 strategy — Cut, Convert, Compensate — to cut energy use, convert to renewable sources instead of fossil fuels, and compensate with carbon offset projects as needed. This strategy helps us make progress towards our goals, including using 100% renewable electricity by 2024 in all manufacturing and key distribution sites, 90% renewable energy (all sources) by 2027 in all manufacturing and key distribution sites, and achieving carbon neutrality in all manufacturing and key distribution sites for all products by 2030. In recognition of our progress toward these goals and our other social and environmental policies, we were selected for inclusion in the Dow Jones Sustainability Index North America (DJSI) for the third consecutive year. The DJSI is composed of sustainability leaders identified by the S&P based on performance across long-term environmental, social and governance and economic criteria.
In furtherance of our commitment to sustainability, an Environmental, Social, and Governance (ESG) scorecard, designed to incentivize Company-wide progress toward Diversity, Equity, and Inclusion (DE&I), Engagement, and Environmental goals, has been a part of our Annual Bonus Plan (as defined below) since 2021. The ESG scorecard allows our Chief Executive Officer and the Executive Compensation and Human Resources Committee to consider progress toward these goals as a factor in making total bonus pool funding decisions.
For more information, please see our sustainability report available at https://www.bostonscientific.com/performancereport. This report and other information on our website are not incorporated by reference into and do not form any part of this Proxy Statement.

2023 Proxy Statement	33

Meetings and Board Committees
Board Meetings and Director Attendance
The Board met six times in 2022. In 2022, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors (held during the period for which he or she has been a director) and (2) the total number of meetings of all committees of our Board of Directors on which the director served (during the periods that he or she served). Directors are expected to prepare for and use reasonable efforts to participate in all Board meetings and meetings of the committees on which they serve. The Board and each committee will meet as frequently as necessary to properly discharge their responsibilities, provided that the Board will meet at least four times per year. In addition, directors are expected to use reasonable efforts to attend the Annual Meeting of Stockholders. At our 2022 Annual Meeting of Stockholders, all of our then-serving directors were in attendance.
Executive Sessions
Directors who qualify as independent directors within the meaning of the NYSE Corporate Governance Standards meet in executive session without management at every regularly scheduled Board meeting and at such other times as they deem appropriate. In 2022, our independent directors met in executive session without non-independent directors six times. The Chairman of the Board, if independent, or the Lead Independent Director, if the Chairman of the Board is not independent, will preside at executive sessions of independent directors. In his or her absence, the Chair of the Nominating and Governance Committee presides at these executive sessions, and, in his or her absence, the Chair of the Audit Committee presides.
Committees of the Board
Our Board currently has the following standing committees: Audit, Executive Compensation and Human Resources, Nominating and Governance, and Risk. All of the members of the Audit Committee, Executive Compensation and Human Resources Committee, and Nominating and Governance Committee meet the applicable independence requirements of the NYSE and the SEC. Our Board also establishes special committees from time to time to address specific issues or discrete matters as the need arises.
Each of our standing committees is governed by a written charter that is subject to annual review by each respective committee and approval by the Board. Committee charters are available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Board Committee Membership
As of March 10, 2023(1), our Board Committee membership was as follows:

	Audit	Executive Compensation and Human Resources	Nominating and Governance	Risk
Nelda J. Connors
Charles J. Dockendorff
Yoshiaki Fujimori
Donna A. James(2)
Edward J. Ludwig
Michael F. Mahoney
David J. Roux
John E. Sununu
David S. Wichmann
Ellen M. Zane

Chair	Member
(1)Effective April 1, 2023, the Chair of each committee will change as follows: Mr. Wichmann (Audit), Ms. Zane (Executive Compensation and Human Resources), Mr. Sununu (Nominating and Governance) and Ms. Connors (Risk). In addition, Ms. Zane will no longer serve as a member of the Audit Committee and will join as a member of the Executive Compensation and Human Resources Committee, and Mr. Sununu will no longer serve as a member of the Risk Committee and will join as a member of the Nominating and Governance Committee.
(2)Ms. James will remain in her role as a director of the Company until her resignation becomes effective on the day of the Annual Meeting, which is scheduled to occur on May 4, 2023.

34

Meetings and Board Committees

Audit Committee Members: Charles J. Dockendorff (Chair) David J. Roux John E. Sununu David S. Wichmann Ellen M. Zane Number of Meetings in Fiscal 2022: 9
Each member meets the independence requirements of the NYSE and the SEC. The Board has also determined that each of Ms.Zane and Messrs. Dockendorff, Sununu and Wichmann is an “audit committee financial expert” as that term is defined in the rules and regulations of the SEC.
Functions:
As outlined in its written charter, the primary purpose of the Audit Committee is to provide oversight of our accounting and financial reporting processes and audits of our financial statements, as well as of our global compliance program, including matters related to compliance with financial, legal and regulatory requirements. The Audit Committee has responsibility to, among other things:
▶provide assistance to our Board in the areas of corporate accounting, internal control, independent audit and reporting practices;
▶maintain, by way of regularly scheduled meetings, a direct line of communication among our directors, management, our internal auditors and our independent registered public accounting firm;
▶appoint our independent registered public accounting firm, evaluate its qualifications, independence and performance, and review its reports and other services, and has the right to terminate our independent registered public accounting firm;
▶pre-approve audit, audit-related and non-audit services performed for us by our independent registered public accounting firm; and
▶assist the Board in its oversight of financial, legal and regulatory compliance, including financial reporting, internal controls and financial risk exposure to the Company resulting from legal and regulatory compliance matters, and all other areas of compliance.
The Audit Committee Report can be found on page 111 of this Proxy Statement.

2023 Proxy Statement	35

Meetings and Board Committees

Executive Compensation and Human Resources Committee Members: Donna A. James (Chair) Nelda J. Connors Yoshiaki Fujimori Edward J. Ludwig Number of Meetings in Fiscal 2022: 5
The Executive Compensation and Human Resources Committee (Compensation Committee) is, and was during 2022, composed exclusively of “independent directors,” as defined by the NYSE, including under the heightened independence standards applicable to compensation committee members and “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Exchange Act.
Functions:
As outlined in its written charter, the Compensation Committee has the responsibility to, among other things:
▶review recommendations and determine the corporate goals and objectives relative to the Chief Executive Officer’s compensation and evaluate the Chief Executive Officer’s performance against those goals and objectives;
▶determine and approve our Chief Executive Officer’s compensation;
▶review, oversee and determine (or make recommendations to the Board regarding) the total compensation package for our other executive officers;
▶review and approve all new employment, consulting, retirement, severance and change in control agreements, indemnification agreements and other arrangements proposed for our executive officers, except for employment agreements with the Chief Executive Officer or Chief Financial Officer, with respect to which it shall review and make recommendations to the Board, and periodically review and evaluate these arrangements for continuing appropriateness;
▶review and make recommendations to the Board regarding the compensation of our non-employee directors;
▶adopt and periodically review a comprehensive statement of executive compensation philosophy, strategy and principles;
▶review and discuss with management how the Company’s compensation policies and programs for all of its employees may create incentives that can affect risk and the management of that risk, as well as whether the Company’s compensation programs are appropriately aligned with the Company’s risk management; and
▶exercise oversight responsibility for human capital management matters, such as compensation, engagement, diversity and inclusion, talent recruitment and development, and company culture.
The Compensation Committee may delegate its authority and duties to subcommittees or individual members of the Compensation Committee, as it deems appropriate and in accordance with applicable laws and regulations. The Compensation Committee has delegated authority to our Chief Executive Officer to make equity grants to new hires and retention awards to existing employees who are not executive officers within predetermined guidelines. These grants are reported to the Compensation Committee at its next regularly scheduled meeting. The Compensation Committee may also delegate to the Executive Vice President, Human Resources, authority to make amendments to the Company’s benefit plans and Employee Stock Purchase Plan that he or she determines to be necessary to maintain compliance with applicable law and to make other technical amendments that do not materially increase the cost of the plans to the Company.

36

Meetings and Board Committees

Pursuant to its charter, the Compensation Committee has sole authority to retain or obtain advice from any compensation consultant, legal counsel or other advisor, as the Compensation Committee deems appropriate to assist the Compensation Committee in the performance of its duties, including the sole authority to approve the compensation and other terms and conditions of retention. Prior to any such retention, and on an annual basis, the Compensation Committee considers any factors relevant to such consultant’s, legal counsel’s or advisor’s independence from management, including the factors specified in the NYSE Corporate Governance Standards or other listing rules, to evaluate whether the services to be performed will raise any conflict of interest or compromise the independence of such consultant, legal counsel or advisor. Semler Brossy Consulting Group, LLC (Semler Brossy) served as the Compensation Committee’s independent compensation consultant in 2022. During 2022, the Compensation Committee instructed Semler Brossy to provide the following compensation services:
▶review and recommend the peer group of companies used in evaluating executive and director compensation;
▶provide information and commentary on executive and director compensation market trends;
▶collect and analyze market pay data on director and executive compensation;
▶review and provide commentary and recommendations on our executive and director compensation arrangements in comparison to market; and
▶review and provide commentary on our proxy disclosures and management proposals concerning executive pay.
For additional information regarding the services provided by Semler Brossy, please see the Compensation Discussion & Analysis section.
In 2022, Semler Brossy and its affiliates did not provide additional services to the Company other than at the request of the Compensation Committee. After review and consultation with Semler Brossy, the Compensation Committee determined that Semler Brossy is independent, and there is no conflict of interest resulting from retaining Semler Brossy currently or during 2022. In reaching these conclusions, the Compensation Committee considered the factors set forth in the SEC rules and the NYSE listing standards.
In accordance with its annual review of its compensation consultant engagement, the Compensation Committee will evaluate the engagement of Semler Brossy in May 2023.
The Compensation Committee Report can be found on page 77 of this Proxy Statement.

2023 Proxy Statement	37

Meetings and Board Committees

Nominating and Governance Committee Members: David J. Roux (Chair) Donna A. James Edward J. Ludwig Ellen M. Zane Number of Meetings in Fiscal 2022: 4
Each member is a non-employee director and meets the independence requirements of the NYSE.
Functions:
As outlined in its written charter, the Nominating and Governance Committee has responsibility to, among other things:
▶recommend nominees for election and re-election to the Board;
▶ensure Board nominees are qualified and consistent with our needs;
▶monitor significant developments in the law and practice of corporate governance for directors of public companies;
▶recommend Board committee assignments;
▶review and recommend Board policies and procedures;
▶review political contributions made by the Company;
▶monitor compliance with our stock ownership guidelines and with our related party transactions and board service policies;
▶oversee the Board and each committee of the Board in their annual performance self-evaluations;
▶recommend to the Board candidates for Chair and Chief Executive Officer;
▶review and assess a succession plan for the Chief Executive Officer; and
▶monitor developments and oversee the Company’s practices and policies related to environmental and social issues, and other matters impacting the Company’s standing as a responsible corporate citizen.
The Nominating and Governance Committee is also responsible for reviewing with the Board, on an annual basis, the current size, structure and composition of the Board as a whole, and whether the Company is being well served by the current directors taking into account the following: the directors’ degree of independence; business background, including any areas of particular expertise, such as accounting or related financial management expertise, marketing or technology; record of service (for incumbent directors), including attendance record and meeting preparation; overall contribution to the Board; employment status; gender; race/ethnicity; years of experience; availability for service to us; and our anticipated needs based on our strategy and goals and the current business environment.
For information on the nomination process conducted by the Nominating and Governance Committee and our policies regarding stockholder nominations of directors, please see the Corporate Governance section titled “Director Nomination Process” on page 28.

38

Meetings and Board Committees

Risk Committee Members: John E. Sununu (Chair) Nelda J. Connors Charles J. Dockendorff David S. Wichmann Number of Meetings in Fiscal 2022: 4
Functions:
As outlined in its written charter, the Risk Committee is charged with providing Board oversight of matters relating to: (i) the enterprise-wide approach to risk management; (ii) regulatory compliance; (iii) the quality and safety of our products; and (iv) our insurance program.
The Risk Committee has responsibility to, among other things:
▶review our guidelines, processes and policies to monitor, assess, evaluate and manage risk;
▶review regular reports from management on matters relating to strategic and operational initiatives, financial performance and legal developments, which are each integrated with enterprise-risk exposures;
▶review, at least annually, the significant non-financial compliance matters, including significant legal or regulatory compliance risks;
▶review the adequacy and effectiveness of our strategies and practices with respect to (i) compliance with laws and regulations administered by applicable state, local and foreign agencies, (ii) the safety and quality of our products, and (iii) other material aspects of our quality and compliance functions, including our Code of Conduct;
▶conduct periodic review of reports regarding significant compliance matters from the senior executives in charge of our internal quality program and compliance functions, including (i) our efforts to comply with key mandates of applicable state, local and foreign agencies, and (ii) the results of quality and quality system assessments;
▶stay informed of major regulatory changes both domestically and internationally to ensure we are poised to meet new standards;
▶periodically review our cybersecurity and data privacy programs and make recommendations to the Board and management, as necessary;
▶periodically review our business continuity and resiliency plans and make recommendations to the Board and management, as necessary; and
▶annually review our insurance programs and make recommendations to the Board when appropriate.

Compensation Committee Interlocks and
Insider Participation
The members of our Compensation Committee during 2022 were Ms. Connors, Ms. James, Mr. Fujimori and Mr. Ludwig. None of these Compensation Committee members is or has ever been an officer or employee of our Company. During 2022, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions. In 2022, none of our executive officers served on the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

2023 Proxy Statement	39

Director Compensation
Elements and Level of Director Compensation
The Compensation Committee evaluates the appropriate level and form of compensation for non-employee directors at least annually and recommends changes to our Board when appropriate. Non-employee directors receive a combination of cash and equity compensation for their service on our Board. To determine the level of compensation for 2022, the Compensation Committee relied on the consulting services of Semler Brossy, as well as publicly available data describing director compensation in our peer group companies, to establish an appropriate and competitive level of compensation. The Compensation Committee generally aims to provide a level of compensation that is competitive with the median of peer and other similar companies. The Compensation Committee also took into consideration the significant amount of time and dedication required by our directors to fulfill their duties on our Board and Board committees as well as the need to continue to attract highly qualified candidates to serve on our Board. Our non-employee director compensation is set forth below.
Non-Employee Directors
2022 Compensation
For their service for the annual term beginning on the date of the 2022 Annual Meeting of Stockholders, the non-employee director compensation program is described below and in the following sections:
•an annual cash retainer of $115,000;
•an annual grant of equity with a value of $205,000;
•an annual cash fee of $20,000 for the Chair of each of our Board Committees, other than the Chair of our Audit Committee;
•an annual cash fee of $25,000 for the Chair of our Audit Committee; and
•an annual cash fee of $40,000 to our Lead Independent Director.
The annual equity grants are made on the date of each annual meeting of stockholders. If a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, an equity grant in an amount equal to the then-current non-employee director annual award, prorated for the period from the effective date of the appointment to the next annual meeting of stockholders, is made on the first trading day of the month following the month in which the new director was appointed to the Board. Such awards made to new non-employee directors become free from restriction upon the expiration of the new director’s current term of office on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term. Additionally, if a non-employee director is appointed to the Board on a date other than the annual meeting of stockholders, the annual cash retainer for such director will be prorated for the time period from the effective date of the appointment to the next annual meeting of stockholders.
Cash Compensation
Each non-employee director receives the annual cash retainer and fees on a quarterly basis. For 2022, each non-employee director could elect to receive all or a portion of his or her cash compensation as one or both of two equity alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferral of restricted stock units, valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan of the Company, effective January 1, 2014, as amended and restated effective January 1, 2023 (the Non-Employee Director Deferred Compensation Plan)). Each non-employee director could also choose to defer receipt of all or a portion of his or her annual cash compensation under the Non-Employee Director Deferred Compensation Plan, as described further below.

40

Director Compensation
Equity Compensation
The annual equity grants are made on the date of each annual meeting of stockholders and are subject to the terms and conditions of our Amended and Restated 2011 Long-Term Incentive Plan (2011 LTIP). In 2022, each non-employee director could elect to receive his or her annual equity award as one or both of the following two equity compensation alternatives, each to vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continuation of service during such term: (i) restricted stock valued based on the closing price of our common stock on the date of grant; and (ii) deferral of restricted stock units valued based on the closing price of our common stock on the date of grant (with shares of our common stock to be issued only after a director’s separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan). Under the 2011 LTIP, non-employee directors may not receive more than $600,000 in cash and equity compensation in the aggregate during a calendar year.
Employee Directors
Directors who are also employees of the Company receive no compensation for serving on the Board or Board committees. Accordingly, Mr. Mahoney did not receive any compensation related to his services as a director in 2022.
Other Payments and Benefits
We pay for, or reimburse our directors for, transportation, hotel, meals and other incidental expenses incurred in connection with their performance of services for us, including attending Board and committee meetings and participating in director education programs. Our corporate aircraft is made available to our directors for certain travel to and from our Board meetings, as well as for certain other Company business travel. We also extend directors’ and officers’ indemnity insurance coverage to each of our directors.
Non-Employee Director Deferred Compensation Plan
Each non-employee director may, by written election, defer receipt of all or a portion of the annual cash retainer, annual cash committee chair fees and equity compensation under our Non-Employee Director Deferred Compensation Plan. Eligible directors may elect to defer payment of all or a portion of their cash and equity compensation, in increments of 25%, as deferred restricted stock units, to be released upon a director’s separation from Board service.
Director Stock Ownership Guidelines
We believe the stock ownership requirements for our non-employee directors align the interests of our directors with the long-term interests of our stockholders. Our director stock ownership guidelines provide that each non-employee director should own shares with a value equal to at least five times the current annual cash retainer amount within five years of joining the Board. For purposes of satisfying this obligation, restricted stock units, common stock, or restricted stock unit deferrals under a Company deferred compensation plan may be included in the aggregate number of shares held by a director. All of our non-employee directors currently meet our director stock ownership guidelines. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. For information regarding the stock ownership guidelines applicable to our Chairman and Chief Executive Officer, please see the Compensation Discussion & Analysis section titled “Executive Stock Ownership Guidelines,” starting on page 75 of this Proxy Statement.

2023 Proxy Statement	41

Director Compensation
Director Compensation Table
The table below summarizes the compensation paid or earned by our non-employee directors for the year ended December 31, 2022.

Name(1)	Fees Earned or Paid in Cash ($)(2)(3)	Stock Awards ($)(2)(4)(5)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(6)	Total ($)
Nelda J. Connors	115,000	205,000	3,023	323,023
Charles J. Dockendorff	140,000	205,000	—	345,000
Yoshiaki Fujimori	115,000	205,000	—	320,000
Donna A. James	135,000	205,000	—	340,000
Edward J. Ludwig	155,000	205,000	—	360,000
David J. Roux	135,000	205,000		340,000
John E. Sununu	135,000	205,000	—	340,000
David S. Wichmann	115,000	205,000	—	320,000
Ellen M. Zane	115,000	205,000	—	320,000
(1)Mr. Mahoney, the Chairman of our Board, President and Chief Executive Officer, is not included in this table because Mr. Mahoney did not receive any compensation for his services as a director in 2022. His compensation as an executive of the Company is discussed in the Compensation Discussion & Analysis and Executive Compensation sections of this Proxy Statement.
(2)The “Stock Awards” column and, to the extent a director received equity in lieu of cash compensation, the “Fees Earned or Paid in Cash” column, present the grant date fair value (and the notes below present the individual grant date fair values, both rounded to the nearest thousand) of each director’s equity award computed in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Stock Compensation. For a description of the assumptions used for purposes of determining grant date fair value, please see Note K—Stock Incentive and Purchase Plans to our consolidated financial statements included in Item 8 — Financial Statements and Supplementary Data of our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)Mr. Wichmann elected to receive his cash retainer earned in 2022 as equity in the form of restricted stock. The following table reports the equity granted to Mr. Wichmann in lieu of cash for the one-year term beginning after the 2022 Annual Meeting of Stockholders.

Name	Equity Award	Grant Date	Number of Units(#)	Grant Date Fair Value($)	Vesting Date
David S. Wichmann	Restricted Stock	May 5, 2022	2,736	115,000	May 4, 2023
(4)Each non-employee director elected at our 2022 Annual Meeting of Stockholders was granted an equity award with a value of $205,000. For each director who elected to receive restricted stock, the restricted stock vests on the date of the annual meeting of stockholders immediately following the date of grant, subject to the director’s continued service during such term. For each director who elected to receive deferred stock units, the deferred stock units vest on the date of the annual meeting of stockholders immediately following the date of grant, subject to continued service during such term, and vested shares of stock will be issued to the director upon his or her separation from Board service in accordance with the Non-Employee Director Deferred Compensation Plan.

42

Director Compensation
The following table reports annual equity awards to our directors during 2022:

Name	Equity Award	Grant Date	Number of Shares/ Units(#)	Grant Date Fair Value($)	Vesting Date
Nelda J. Connors	Restricted Stock	May 5, 2022	4,877	205,000	May 4, 2023
Charles J. Dockendorff	Restricted Stock	May 5, 2022	4,877	205,000	May 4, 2023
Yoshiaki Fujimori	Deferred Stock Units	May 5, 2022	4,877	205,000	May 4, 2023
Donna A. James	Deferred Stock Units	May 5, 2022	4,877	205,000	May 4, 2023
Edward J. Ludwig	Restricted Stock	May 5, 2022	4,877	205,000	May 4, 2023
David J. Roux	Restricted Stock	May 5, 2022	4,877	205,000	May 4, 2023
John E. Sununu	Restricted Stock	May 5, 2022	4,877	205,000	May 4, 2023
David S. Wichmann	Restricted Stock	May 5, 2022	4,877	205,000	May 4, 2023
Ellen M. Zane	Restricted Stock	May 5, 2022	4,877	205,000	May 4, 2023
The following table reports the outstanding Restricted Stock, Restricted Stock Deferred and Deferred Stock Units held by the non-employee directors at December 31, 2022:

Name	Outstanding Restricted Stock	Outstanding Deferred Stock Units and Restricted Stock Deferred
Nelda J. Connors	4,877	77,569
Charles J. Dockendorff	4,877	—
Yoshiaki Fujimori	—	32,751
Donna A. James	—	28,124
Edward J. Ludwig	4,877	37,436
David J. Roux	4,877	—
John E. Sununu	4,877	81,757
David S. Wichmann	7,613	6,389
Ellen M. Zane	4,877	—
For more information on the beneficial ownership of our directors, please see the section titled “Certain Beneficial Ownership Matters.”
(5)The outstanding, unexercised stock options at December 31, 2022, pursuant to stock option awards previously granted to non-employee directors, all of which have vested, are shown below and will expire May 5, 2025.

Name	Outstanding Stock Options
Edward J. Ludwig	16,818
(6)The amounts in this column represent the “above-market” portion of 2022 earnings under the interest crediting investment option available under the Non-Employee Director Deferred Compensation Plan. The interest rate used under the plan each year is the Moody’s Composite Yield on Seasoned Corporate Bonds for the month of September of the preceding year. For 2022, the interest rate used under the plan was 2.91%, the Moody’s rate in September 2021. Under SEC rules, interest on non-qualified deferred compensation is considered “above-market” if the interest rate exceeds 120% of the federal long-term interest rate, with compounding at the rate that corresponds most closely to the rate under the plan, at the time the interest rate or formula is set. For 2022, 120% of the applicable federal long-term interest rate was 2.07%.

2023 Proxy Statement	43

Our Executive Officers
Below we provide biographical information for each of our Executive Officers other than Mr. Mahoney, whose biographical information is presented in Proposal 1: Election of Directors.

Daniel J. Brennan Executive Vice President and Chief Financial Officer
Mr. Brennan, age 57, is our Executive Vice President and Chief Financial Officer, a position he has held since January 2014. In this role, he is responsible for several Company functions, including Global Controllership, Global Internal Audit, Corporate Finance, Treasury, Corporate Tax, Investor Relations, and Corporate Business Development. Prior to that, he was the Company’s Senior Vice President and Corporate Controller, a role he served in from January 2010 to January 2014. Since joining the Company in December 1996, Mr. Brennan has held roles with increasing responsibilities, including Vice President and Assistant Corporate Controller, Vice President of Finance for Worldwide Financial and Strategic Planning, Investor Relations, International Finance and Cardiovascular, Group Controller of the Non-Vascular Business and Controller of the Meditech Vascular business. Mr. Brennan is the Co-Chair of our Global Council for Inclusion. He holds a B.S. degree in Finance and Investments and an M.B.A. from Babson College. Mr. Brennan is also a certified public accountant. He is currently a member of the board of directors of Waters Corporation, a publicly-traded analytical laboratory instrument and software company, and a former board member of Nuance Communications and Overseers of Babson College.

Vance R. Brown Senior Vice President, General Counsel, Corporate Secretary
Mr. Brown, age 53, is our Senior Vice President, General Counsel and Corporate Secretary, a position he has held since June 2021. In this role, he is responsible for providing global legal leadership across all of our businesses, regions and functions, and for overseeing the Company’s global compliance function. Prior to this role, Mr. Brown served as our Vice President, Chief Corporate Counsel and Assistant Secretary, a position he held from 2010 to June 2021. In that role, he was responsible for leadership and oversight over our international legal teams and various corporate legal functions, including mergers and acquisitions, venture capital, corporate governance and securities. Prior to that, Mr. Brown held a variety of legal and compliance roles of increasing responsibility for the Company. Mr. Brown is a member of our Global Council for Inclusion. Before joining the Company, he was an attorney with Skadden, Arps, Slate, Meagher and Flom. He earned his B.A. from University of Western Ontario and his J.D. from Harvard Law School.

Arthur C. Butcher Executive Vice President and Group President, MedSurg and Asia Pacific
Mr. Butcher, age 52, is our Executive Vice President and Group President, MedSurg and Asia Pacific, a position he has held since May 2022. In this role, he is responsible for oversight of Asia Pacific, as well as our Urology Endoscopy and Neuromodulation businesses. Prior to his current role, Mr. Butcher served as our Executive Vice President and President, Asia Pacific from February 2020 to May 2022, and was responsible for commercialization of our full portfolio of products across all divisions in the Asia Pacific region. Previously, Mr. Butcher served as our Senior Vice President and President, Endoscopy, a position he held from July 2016 until February 2020. In this role, he was responsible for developing and bringing to market less invasive devices for treating gastrointestinal and pulmonary conditions. He also served as Vice President & General Manager, Japan Endoscopy from August 2014 to June 2016. Mr. Butcher has held a variety of marketing and strategic planning management positions within the Endoscopy and Urology businesses, including Vice President of Global Marketing, Endoscopy Division from April 2011 to August 2014, and Vice President of New Business Development and Strategic Planning, Urology & Women’s Health. Since joining the Company in 1997, Mr. Butcher has held management roles with increasing responsibility and has deep experience across divisions. Mr. Butcher is a member of our Global Council for Inclusion and a nominee member of the board of directors of Acotec Scientific, a publicly traded Chinese medical device company. He holds a B.A. in International Relations from the University of Pennsylvania and an M.B.A. from Columbia University.

44

Our Executive Officers

Wendy Carruthers Executive Vice President, Human Resources
Ms. Carruthers, age 54, is our Executive Vice President, Human Resources, a position she has held since February 2022. In this role, she is responsible for overseeing the Company’s human resources activities globally, including human resources operations and services, total rewards, talent management, diversity and inclusion and community engagement. Prior to her current role, Ms. Carruthers served as Senior Vice President, Human Resources from December 2012 until February 2022, the Head of Human Resources on an interim basis from August 2012 to November 2012, as well as our Vice President of Global Talent Management from January 2011 to November 2012. Ms. Carruthers has been with the Company since 2004 and has held various positions such as, Vice President of Human Resources for our Europe, Middle East and Africa region; Vice President of Human Resources for Europe and Director of Human Resources for Europe. Ms. Carruthers serves as a Co-Chair of our Global Council for Inclusion. Prior to joining the Company, Ms. Carruthers was Vice President of Human Resources, Europe for Cable & Wireless. Ms. Carruthers holds a B.A. First Class Honors Degree in Modern Languages from the University of Salford and is a Fellow of the Chartered Institute of Personnel and Development. She serves on the board of directors of Envista Holdings Corporation, a publicly traded dental manufacturing and marketing company, the Boston Scientific Foundation, and the Greater Boston Food Bank Emeriti Board.

Joseph M. Fitzgerald Executive Vice President and Group President, Cardiology
Mr. Fitzgerald, age 59, is our Executive Vice President and Group President, Cardiology, a position he has held since May 2022. In this role, he is responsible for developing and bringing to market rhythm management technologies and innovative solutions that diagnose and treat coronary artery disease and structural heart disorders. He previously served as Executive Vice President and President, Cardiology from January 2022 to April 2022, Executive Vice President and President, Interventional Cardiology, from July 2020 to January 2022, Executive Vice President and President, Rhythm Management from February 2014 until July 2020, and Senior Vice President and President, Cardiac Rhythm Management from July 2011 until February 2014. Prior to that, he was Senior Vice President and President, Endovascular from February 2010 until July 2011 and President and General Manager of Peripheral Interventions and President of Electrophysiology. Mr. Fitzgerald held a variety of management positions in our Neurovascular and Peripheral Interventions businesses. These included numerous regional and divisional sales management assignments up to and including his roles as Vice President, Global Marketing for the Neurovascular business and Vice President of U.S. sales for the Neurovascular business. Mr. Fitzgerald is a member of our Global Council for Inclusion and is executive sponsor of our EmpowHER employee resource group. Prior to joining the Company in 1990 as a sales representative, Mr. Fitzgerald was with Anheuser Busch, Inc., where he held a variety of sales, marketing and training assignments. Mr. Fitzgerald holds a B.S. in Business from Indiana University and an M.B.A. from Southern Illinois University with a concentration in Marketing and Finance.

2023 Proxy Statement	45

Our Executive Officers

Jeffrey B. Mirviss Executive Vice President and President, Peripheral Interventions	Mr. Mirviss, age 57, is our Executive Vice President and President, Peripheral Interventions, a position he has held since February 2020. In this role, he is responsible for developing and bringing to market innovative solutions for treating patients with arterial and venous system blockages and cancer. In addition, Mr. Mirviss oversees our Latin America, Canada, and Government Affairs teams. Prior to his current role, he was our Senior Vice President and President, Peripheral Interventions, from January 2013 until January 2020, and President, Peripheral Interventions, from July 2011 to January 2013. Mr. Mirviss has more than 31 years of experience in medical device and pharmaceutical general management, marketing and sales. Since joining the Company in 1997, Mr. Mirviss has also served as our Vice President, Group Global Marketing, Cardiology, Rhythm and Vascular and Vice President, Global Cardiology Marketing. Mr. Mirviss is a member of our Global Council for Inclusion and is the executive sponsor of our BRIDGE employee resource group, an organization dedicated to recruitment, development, and retention of Black employees. Prior to joining the Company, Mr. Mirviss worked for companies ranging in size from a pre‐revenue, venture‐backed, medical device startup to Dow 30 companies. He holds a Bachelor’s degree from the University of Minnesota and an M.B.A. from the University of St. Thomas.

John Bradley Sorenson Executive Vice President, Global Operations
Mr. Sorenson, age 55, is our Executive Vice President, Global Operations, a position he has held since May 2022. In this role, he is responsible for oversight of Global Supply Chain, Quality and Regulatory Affairs, Global Enterprise Excellence, Information Technology, Security, Corporate Research and Development, Aviation, Global Facilities, Real Estate and Environmental Health and Safety. Prior to his current role, he served as Senior Vice President, Global Supply Chain from September 2021 to May 2022. In this role he was responsible for the global manufacturing and distribution of our products. He previously served as Senior Vice President, Manufacturing and Supply Chain from November 2014 to September 2021, and as Multi-Site Vice President, Operations from 2008 to 2014. Mr. Sorenson has held a variety of operations positions at the Company, supporting the Cardiac Rhythm Management, Neuromodulation, Interventional Cardiology, Peripheral Interventions and Structural Heart businesses and has more than 20 years of medical device manufacturing experience. He is a member of our Global Council for Inclusion and serves as the executive sponsor for our Young Professionals Network employee resource group. Before joining the Company, he was president and chief operating officer of QRS Diagnostic and held manufacturing management positions at Federal Cartridge. Mr. Sorenson earned a B.A. in Economics from Gustavus Adolphus College and an M.B.A. from the University of Minnesota.

Eric Thépaut Executive Vice President and President, Europe, Middle East and Africa
Mr. Thépaut, age 61, is our Executive Vice President and President, Europe, Middle East and Africa, a position he has held since February 2020. Prior to his current role, he was Senior Vice President and President, Europe, Middle East and Africa from December 2017 to January 2020, and Senior Vice President and President, Europe from January 2015 to December 2017. He also served as Vice President, Interventional Cardiology & Structural Heart, Europe from December 2012 to December 2015. He joined Boston Scientific Europe in 1996 as a business finance manager and earned roles of increasing responsibility in marketing and finance including Vice President, Finance, Europe, General Manager and Vice President, France, and General Manager and Vice President of the France Group, comprised of France, Benelux and Middle East North Africa. Mr. Thépaut is a member of our Global Council for Inclusion. Before joining the Company, Mr. Thépaut held management positions in Treasury Operations and Auditing at Nestlé and Financial Planning and Analysis at Apple, Inc. (then Apple Computer, Inc.). Mr. Thépaut earned his M.B.A. at Paris Dauphine University.

46

Certain Beneficial Ownership Matters
Security Ownership of Principal Stockholders
Set forth below are stockholders known by us to be the beneficial owner of more than 5% of our common stock, $0.01 par value, as of March 10, 2023. As of March 10, 2023, there were 1,437,328,024 shares of our common stock outstanding.

Name and Address	Number of Shares Beneficially Owned		Percent of Shares Outstanding
BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	137,802,646	(1)	9.59%
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	118,773,794	(2)	8.26%
FMR LLC/Abigail P. Johnson 245 Summer Street, Boston, MA 02210	105,253,575	(3)	7.32%
Massachusetts Financial Services Company 111 Huntington Avenue, Boston, MA 02199	82,467,469	(4)	5.74%
(1)Based solely on an amendment to Schedule 13G filed with the SEC on February 14, 2023. As of December 31, 2022, BlackRock reported sole voting power with respect to 123,329,937 shares and sole dispositive power with respect to 137,802,646 shares. BlackRock reported that it did not possess shared voting or dispositive power over any shares.
(2)Based solely on an amendment to Schedule 13G filed with the SEC on February 9, 2023. As of December 30, 2022, The Vanguard Group reported shared voting power with respect to 1,996,104 shares, sole dispositive power with respect to 112,913,059 shares and shared dispositive power with respect to 5,860,735 shares.
(3)Based solely on an amendment to Schedule 13G filed with the SEC on February 9, 2023. As of December 30, 2022, FMR LLC reported sole voting power with respect to 99,763,430 shares and each of FMR LLC and Abigail P. Johnson reported sole dispositive power with respect to 105,253,575 shares. FMR and Ms. Johnson each reported that they did not possess shared voting or dispositive power over any shares.
(4)Based solely on an amendment to Schedule 13G filed with the SEC on February 8, 2023. As of December 30, 2022, Massachusetts Financial Services Company (MFS) reported sole voting power with respect to 72,756,537 shares and sole dispositive power with respect to of 82,467,469 shares, inclusive of our Common Stock and our Mandatory Convertible Preferred Stock on an as-converted basis to shares of Common Stock. MFS reported that it did not possess shared voting or dispositive power over any shares.

2023 Proxy Statement	47

Certain Beneficial Ownership Matters
Security Ownership of Directors and Executive Officers
The following table shows, as of March 10, 2023, the amount of our common stock beneficially owned by:
•our directors and director nominees;
•our executive officers named in the Summary Compensation Table; and
•all of our directors and executive officers as a group.
“Beneficial ownership” includes those shares of our common stock the reporting person has the power to vote or transfer, stock options that are currently exercisable or exercisable within 60 days, and deferred restricted stock units that may vest within 60 days. Unless otherwise indicated, the persons named below have sole voting and investment power over the shares listed.

Name	Number of Shares Beneficially Owned	Percent of Shares Outstanding
Nelda J. Connors(1)	109,692	*
Charles J. Dockendorff(2)	85,282	*
Yoshiaki Fujimori(3)	32,751	*
Donna A. James(4)	50,003	*
Edward J. Ludwig(5)	95,628	*
David J. Roux(6)	69,645	*
John E. Sununu(7)	127,552	*
David S. Wichmann(8)	39,002	*
Ellen M. Zane(9)	41,683	*
Michael F. Mahoney(10)	3,900,385	*
Daniel J. Brennan(11)	569,063	*
Arthur Butcher(12)	203,996	*
Joseph M. Fitzgerald(13)	1,147,326	*
Jeffrey B. Mirviss(14)	342,795	*
All directors and executive officers as a group (18 persons)(15)	7,641,391	*
*    Reflects beneficial ownership of less than one percent (1%) of our outstanding common stock.
(1)Ms. Connors’ beneficial ownership includes (i) 4,877 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting; (ii) 27,246 shares of common stock held in the Nelda J. Connors Trust, of which she is the sole trustee; and (ii) 54,813 shares of restricted stock and 22,756 deferred stock units, both of which have been deferred pursuant to our Non Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan.
(2)Mr. Dockendorff’s beneficial ownership includes (i) 4,877 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; (ii) 25,581 shares of common stock held in a grantor retained annuity trust, of which he is the trustee and annuitant; and (iii) 42,622 shares of common stock held in the Charles J. Dockendorff Revocable Trust, of which he is a joint trustee.
(3)Mr. Fujimori’s beneficial ownership includes 32,751 shares of deferred stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(4)Ms. James’ beneficial ownership includes (i) 21,879 shares of common stock held through The Donna A James Family Trust, of which she is the sole trustee; and (ii) 28,124 shares of deferred stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which she has neither voting nor investment power until such shares are distributed in accordance with the plan.

48

Certain Beneficial Ownership Matters
(5)Mr. Ludwig’s beneficial ownership includes (i) 4,877 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; (ii) 37,436 deferred stock units deferred pursuant to our Non-Employee Director Deferred Compensation Plan as to the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan; and (iii) 16,818 shares of common stock subject to stock options exercisable within 60 days of March 10, 2023.
(6)Mr. Roux’s beneficial ownership includes 4,877 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(7)Mr. Sununu’s beneficial ownership includes (i) 4,877 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; (ii) 21,708 shares of restricted stock; and (iii) 60,049 deferred stock units, both of which have been deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(8)Mr. Wichmann’s beneficial ownership includes (i) 7,613 shares of restricted stock as to which he has sole voting but not investment power as the shares are unvested until the Annual Meeting; and (ii) 6,389 deferred stock units, deferred pursuant to our Non-Employee Director Deferred Compensation Plan, the underlying shares of which he has neither voting nor investment power until such shares are distributed in accordance with the plan.
(9)Ms. Zane’s beneficial ownership includes 4,877 shares of restricted stock as to which she has sole voting but not investment power as the shares are unvested until the Annual Meeting.
(10)Mr. Mahoney’s beneficial ownership includes 1,983,757 shares of common stock subject to stock options exercisable within 60 days of March 10, 2023. Mr. Mahoney’s total also includes 65,788 shares held by a charitable foundation, over which Mr. Mahoney shares investment and voting power.
(11)Mr. Brennan’s beneficial ownership includes 343,105 shares of common stock subject to stock options exercisable within 60 days of March 10, 2023.
(12)Mr. Butcher’s beneficial ownership includes 169,666 shares of commons stock subject to stock options exercisable within 60 days of March 10, 2023 and 2,545 shares held in his 401(k) Plan account.
(13)Mr. Fitzgerald’s beneficial ownership includes (i) 854,648 shares of common stock subject to stock options exercisable within 60 days of March 10, 2023; (ii) 68,057 shares held in his 401(k) Plan account; and (iii) 4,344 shares of common stock held by his children, as to which Mr. Fitzgerald disclaims beneficial ownership.
(14)Mr. Mirviss’s beneficial ownership includes 254,316 shares of common stock subject to stock options exercisable within 60 days of March 10, 2023.
(15)This amount includes 4,205,760 shares of common stock subject to stock options exercisable within 60 days of March 10, 2023 and 70,602 shares held in the 401(k) Plan accounts of our executive officers. Please refer to footnotes 1 through 14 above for additional details regarding the holdings of our directors, our director nominees and our NEOs.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons beneficially holding more than 10% of our common stock to file with the SEC reports of their ownership of our common stock and any changes in that ownership. To our knowledge, all of these filing requirements were timely satisfied in 2022, except by (i) Arthur Butcher (a grant of 8,407 restricted stock units and a grant of 22,267 stock options was not reported on a timely basis due to a Company administrative error); and (ii) John Bradley Sorenson (a grant of 16,814 restricted stock units was not reported on a timely basis due to a Company administrative error). In making this statement, we have relied upon the written representations of our directors and executive officers and copies of reports that have been filed with the SEC.

2023 Proxy Statement	49

Compensation Discussion & Analysis
This discussion and analysis section describes material elements of our 2022 compensation program for our Named Executive Officers (NEOs), which includes our Chief Executive Officer (CEO), our Chief Financial Officer (CFO), and our three other most highly-compensated executive officers. NEOs for the year ended December 31, 2022 were as follows:

Michael F. Mahoney	Chairman of the Board, President and Chief Executive Officer
Daniel J. Brennan	Executive Vice President and Chief Financial Officer
Arthur C. Butcher	Executive Vice President and Group President, MedSurg and Asia Pacific(1)
Joseph M. Fitzgerald	Executive Vice President and Group President, Cardiology
Jeffrey B. Mirviss	Executive Vice President and President, Peripheral Interventions
(1)Mr. Butcher served as Executive Vice President and President, Asia Pacific until he was appointed to the role of Executive Vice President and Group President, MedSurg and Asia Pacific, effective May 2022.
Executive Summary
Strategic Imperatives Linked to 2022 Executive Compensation
During 2022, our management team responded to economic uncertainty and supply chain challenges while continuing to execute our strategy of category leadership, investing in our capabilities for the future, and driving towards our ESG goals. To keep with our commitment to pay for performance, the Compensation Committee set ambitious but achievable targets based on our internal plan, reflecting relevant internal and external factors, with a goal of motivating employees to drive stockholder value. Our leaders and employees navigated a difficult environment and positioned the Company well for the year ahead and for the future.
Ultimately, our 2022 performance reflected a continued rebound from 2020 and 2021 results, which were significantly impacted by the COVID pandemic. In 2022, we achieved above market revenue performance and differentiated operating margin expansion despite a challenging macroeconomic environment. We are proud of the agility and resiliency of our employees, and their unwavering commitment to supporting our customers and their patients.
In setting our compensation program goals for the year, the Compensation Committee continued to focus on executing our strategic imperatives, to help drive innovation, improve the health of patients across the globe, accelerate profitable revenue growth, and increase stockholder value in 2022 and beyond. These strategic imperatives are to:
•strengthen category leadership to grow share in our served markets;
•expand into high growth adjacencies that complement our core businesses;
•drive global expansion;
•fund the journey to fuel growth through optimization and cost reduction initiatives and a reallocation of spending to support growth initiatives; and
•develop and expand key capabilities, including attracting and retaining key talent, and accelerating digital capabilities.
We believe that continued focus on these strategic imperatives will benefit patients and customers and lead to strong performance across key financial metrics, including those incorporated into our short- and long-term incentive compensation programs, described in further detail below.

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Compensation Discussion & Analysis
Pay for Performance
Our short- and long-term incentive plans incorporate metrics designed to align with the objectives of driving profitable growth and rewarding Company and individual progress related to our strategic imperatives. Significant portions of pay pursuant to our executive compensation programs are tied to Company performance across a variety of key metrics, and ultimately, value delivered under these programs is closely aligned with stockholder value. Specifically, the metrics are linked to our strategic imperatives as follows:
Annual Bonus Plan:
•Financial metrics of adjusted net sales and adjusted EPS are linked to the success of our category leadership strategy and expansion into high-growth adjacencies;
•ESG goals ensure we are building value responsibly and sustainably, reducing our impact on the environment, and helping the communities in which we live and work to thrive. Crucially, it also measures our success in attracting, retaining, and managing our talent, including diverse talent, and continuing to be an employer of choice; and
•Quality metrics modifier (Quality Modifier) allows the Board to reduce annual bonus funding for failure to meet quality goals and to reinforce accountability across the Company. Our robust quality system helps to support our category leadership strategy.
Adjusted Free Cash Flow (Adjusted FCF) Performance Share Program:
•Strong Adjusted FCF performance provides us with the ability to invest for longer term growth, including in organic research and development and within our venture portfolio; executing disciplined and balanced acquisitions across our businesses; and enhancing our digital capabilities. In response to stockholder engagement, beginning in 2023 we have replaced the Adjusted FCF Performance Share Program, featuring a one-year performance period and an additional two-year hold period, with an Organic Net Sales Growth Program featuring a three-year performance and hold period.
Total Shareholder Return (TSR) Performance Share Program:
•Relative TSR is an indirect measure of the long-term success of our business and strategy relative to peers and helps to further align executive compensation and stockholder value. In response to stockholder feedback, we will align the 2023 target payout with above median performance and the threshold and maximum payouts with common practice of our proxy peers.
Below is a summary of our 2022 financial performance metrics for our short and long term incentive plans.

Financial Performance Metrics	Reported Financial Performance Metrics

	$12.682 billion GAAP Net Sales	$0.45 GAAP Net Income Per Share	$1.526 billion GAAP Cash Provided by Operating Activities

Adjusted Financial Performance Metrics

	$13.206 billion Adjusted Net Sales(1)(2) for Annual Bonus Plan	$1.71 Adjusted Net Income Per Share(1)(2) (Adjusted EPS) for Annual Bonus Plan	$2.066 billion Adjusted Free Cash Flow(1) for Free Cash Flow Performance Share Program
3.24% 3-year Total Shareholder Return(3) For 2020 Total Shareholder Return Performance Share Program

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Compensation Discussion & Analysis
(1)Adjusted net sales, Adjusted EPS and Adjusted FCF are not prepared in accordance with generally accepted accounting principles in the United States (GAAP). For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP measures are considered by management, please see Annex A.
(2)Adjusted net sales excludes the impact of foreign currency fluctuations not included in performance target. Adjusted EPS excludes the impact of certain charges (credits) which may include amortization expense, goodwill and intangible asset impairment charges, acquisition/divestiture-related net charges (credits), investment portfolio gains and losses, restructuring and restructuring-related net charges (credits), and certain litigation-related net charges (credits), EU Medical Device Regulation implementation costs, debt extinguishment charges, deferred tax expenses (benefits) and discrete tax items. Adjusted FCF is reported cash generated from operations, less capital expenditures and excludes cash flows associated with certain significant and unusual litigation, acquisition, divestiture, restructuring, debt extinguishment, tax-related items, and other unusual items consistent with our non-GAAP policy.
(3)3-year TSR for the period from January 1, 2020 to December 31, 2022. Please see the Executive Compensation section titled “2022 Total Shareholder Return Performance Share Program” for how we calculate TSR.
We also maintain a disciplined approach to management of the programs. We set ambitious but achievable program targets, taking into consideration relevant, foreseeable company-specific and macroeconomic circumstances, to appropriately motivate employees. In general, we strive to set targets consistent with corporate goals, including our operating plan and external guidance, which typically increase year-over-year. However, in 2021, the Compensation Committee set Annual Bonus Plan targets above 2020 performance but below 2020 targets, which were finalized before the magnitude of the impact of the COVID-19 pandemic was known. In 2022, we returned to our historical approach of increasing targets year-over-year.
Below is a historical view of our approach to setting targets under our Annual Bonus Plan.

Actual EPS vs. Adjusted EPS Target Setting	Actual Sales vs. Sales Target Setting

$1.57
$1.70
$1.55
$1.78
$1.58
$0.96
$1.63
$1.71
2019
2020
2021
2022
Actual EPS
Adj EPS Target

$10,585
$11,870
$11,300
$13,140
$10,525
$9,955
$11,646
$13,206
2019
2020
2021
2022
Sales Actual
Sales Target

When performance is below target, we have not had a practice of resetting targets, funding schedules, or vesting schedules to generate higher payouts. Against a backdrop of macroeconomic challenges and uncertainties, our pay-for-performance philosophy and the Compensation Committee’s disciplined approach to stewardship of the executive compensation program were evidenced by:
•the Compensation Committee approving a 0% payout of target shares under our 2019 and 2020 TSR programs, due to relative TSR beneath the threshold level required for payout under the plans, which resulted in cancellation of awards valued at approximately $5 million in the aggregate for our 2021 NEOs (calculated based on the closing price of our common stock on December 31, 2021) and $5.4 million in the aggregate for our 2022 NEOs (calculated based on the closing price of our common stock on December 30, 2022, the last trading day of 2022);
•we have not adjusted funding schedules under our other active TSR programs and starting in 2023, we have aligned target TSR payout with above median performance and threshold and maximum payouts with our proxy peers; and
•where below-target performance necessitates lower payout, we do not supplement executive compensation with extraordinary, off-cycle grants to offset this impact.

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Compensation Discussion & Analysis
We have also made structural adjustments to our programs over time to reinforce our pay-for-performance philosophy, such as eliminating the 50% minimum funding of our annual bonus pool funding, which allows our Compensation Committee additional flexibility to closely align pay for actual performance and further reduce payouts as needed to match lower performance. In addition, we have made structural adjustments to our Annual Bonus Plan, adding an ESG scorecard to help focus performance on DE&I, Employee Engagement, and Environmental metrics, which accounts for 15% of the weighted funding starting with our 2021 Annual Bonus Plan. This demonstrates our commitment to performance along these important sustainability metrics. Beginning in 2023, we replaced our Adjusted FCF performance program with an Organic Net Sales Growth program featuring a three-year rather than a one-year performance period to further reinforce our commitment to pay for performance over the long term.
In furtherance of our commitment to ESG goals, a portion of pay under our 2022 Annual Bonus Plan is linked to achievement of DE&I, Employee Engagement, and Environmental goals, weighted at 5% each. The inclusion of these goals in our annual bonus plan reinforces our commitment to corporate responsibility. In 2023, we expect to conclude our multi-year career framework project which will provide a consistent global job structure for career development and rewards in support of critical talent engagement and retention objectives. We expect the ESG scorecard within our 2024 Annual Bonus Plan will reflect this new global framework and our focus on increasing opportunities for greater representation of women and multicultural talent in our leadership pipeline. Until then, we expect to broaden the focus of our DE&I goals for the 2023 Annual Bonus Plan ESG scorecard with an aim to increase opportunities for representation of women globally and multicultural talent in the U.S. and Puerto Rico, at all levels of our organization. Below is a snapshot of our 2022 Annual Bonus Plan ESG targets.
ESG Scorecard Metrics

Performance Metric Category	2022 Targets

Diversity, Equity, and Inclusion (DE&I)	Increase representation of women in management roles globally and multicultural talent in management roles in the U.S. and Puerto Rico

Employee Engagement
Execute on 2022 enterprise action plans developed from results of 2021 Engagement Survey to drive future improvement, including reducing disparities, retaining talent, and expanding enterprise change enablement resources.

Environmental	Progress against manufacturing and key distribution sites carbon neutrality goal, specifically: •Increase renewable energy (electricity) percentage •Decrease carbon footprint

CEO’s Total Direct Compensation Aligns with Company Performance
Our executive compensation philosophy is to provide appropriate competitive compensation opportunities to our executives with actual pay outcomes tied to achievement of Company and individual performance targets in support of our business strategy and creation of long-term stockholder value.
Each year, the Compensation Committee assesses our CEO’s actual compensation relative to the Company’s performance. The following graph shows the relationship of our CEO’s total direct compensation (TDC) (as disclosed in the Summary Compensation Table) compared against our cumulative TSR performance in each of the last three years. The TDC in this chart consists of base salary and annual short- and long-term incentives. As illustrated, CEO compensation was generally aligned with Company performance.

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Compensation Discussion & Analysis
CEO Compensation(1)
Summary Compensation Table Total Direct Compensation versus 3-Year TSR(2)
CEO Pay and 3-Year Indexed TSR
(1)Amounts in the 2020, 2021, and 2022 columns were calculated as follows:
•the values of the annual equity awards granted on February 18, 2020, February 17, 2021, and February 16, 2022 were determined in accordance with FASB ASC Topic 718, as described in the footnotes to the Executive Compensation section titled “Summary Compensation Table;”
•the actual Annual Bonus Plan award for 2020, 2021, and 2022; and
•the annual base salary earned in 2020, 2021, and 2022.
(2)TSR represents cumulative total shareholder return on a fixed investment of $100 in our common stock for the period beginning on the last trading day of 2019 through the end of the applicable year, and is calculated assuming the reinvestment of dividends.
The following chart shows the value of the primary elements of total direct compensation, consisting of base salary and annual short- and long- term incentives, for our CEO in 2022 (i) at “target” opportunity as considered by our Compensation Committee; (ii) as disclosed in our Summary Compensation Table; and (iii) as “realizable” at December 31, 2022. These values were calculated using the 2022 base salary, annual equity incentives and Annual Bonus Plan (“ABP”) award amounts for our CEO as set forth in the table following the chart below.
2022 CEO Compensation Target vs. Summary Compensation Table vs. Realizable ($ in 000s)

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Compensation Discussion & Analysis

Valuation of Compensation Component
	Base Salary	ABP Award	Long-Term Incentives

Target	Annual base salary approved in February 2022	Target 2022 Annual Bonus Plan award
Annual equity awards granted on February 16, 2022, with (a) stock options valued in accordance with FASB ASC Topic 718 and (b) service based restricted stock units (RSUs)(1) and performance-based RSUs valued at target (the number of units and target units awarded multiplied by the closing price of our common stock on the date of grant).

Summary Compensation Table	Annual base salary earned in 2022	Actual 2022 Annual Bonus Plan award	Annual equity awards granted on February 16, 2022, with the value of each award determined in accordance with FASB ASC Topic 718.

Realizable	Annual base salary earned in 2022	Actual 2022 Annual Bonus Plan award
Annual equity awards granted on February 16, 2022, with:
(a) stock options valued at their intrinsic value (number of options awarded multiplied by the closing price of our common stock on December 31, 2022 less the exercise price of such options);
(b) service-based RSUs valued using the number of units awarded multiplied by the closing price of our common stock on December 31, 2022;
(c) TSR performance-based RSUs valued using 163% of the target TSR performance-based RSUs due to the Company’s TSR rank being 20  out of 62, or 69th percentile (163% of the target number of units multiplied by the closing price of our common stock on December 31, 2022); and
(d) the Adjusted FCF performance-based RSUs valued using 87.8% of the target FCF performance-based RSUs (the actual percentage of target units earned under the program) multiplied by the closing price of our common stock on December 31, 2022.

(1)Under our Company’s 2011 LTIP as in effect prior to May 2020, RSUs were referred to as “Deferred Stock Units” or “DSUs.” References in this Proxy Statement to “Restricted Stock Units” and “RSUs” include both units granted under our 2011 LTIP as RSUs and DSUs. Neither term relates to compensation paid to our directors in the form of DSUs.
The difference in value of the long-term incentive compensation portion of our CEO’s TDC reflected in the “Realizable,” “Target,” and “Summary Compensation Table” columns is primarily due to three factors:
▶the increase in the closing price of our common stock on December 31, 2022 ($46.27) compared to the closing price of our common stock on February 16, 2022 ($44.19), the date of grant for the 2022 annual equity awards;
▶the 2022 Adjusted FCF performance-based RSUs being earned at 87.8% of target based on Adjusted FCF achievement of $2.066 billion against a target of $2.200 billion, which target represents approximately a 0.4% increase over 2021 actual performance; and
▶the TSR performance-based RSUs granted in 2022 tracking at 163% of target as of December 31, 2022, due to the Company’s TSR rank of 20 out of 62 companies.
This demonstrates the relationship between CEO pay and the achievement of performance criteria, and, therefore, the linkage between our executive compensation program and the long-term interests of our stockholders. The long-term incentive portion of the CEO’s compensation will remain “at-risk” and the value will vary until the completion of the vesting periods or until the exercise date for each of the equity awards.
The following charts provide a longer-term view of our CEO’s Realizable pay, which is a measure of the value that might be awarded to Mr. Mahoney based on performance as of a given date. Realizable pay is calculated in accordance with the methodology described in the “Valuation of Compensation Component” table above, for each of the years in question, except that equity awards are valued at December 31 of each respective year, rather than December 31, 2022; TSR is calculated in accordance with the methodology described in the Executive Compensation section titled “2022 Total Shareholder Return Performance Share Program,” and based on $100 invested on December 31, 2018. The charts below demonstrate the relationship between CEO pay and Company performance, most clearly evidenced by the decline in realizable pay in 2020

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Compensation Discussion & Analysis
compared to other years. This was driven by, and corresponds to, a decline in the Company’s performance and stock price, as well as a voluntary reduction in base salary taken by Mr. Mahoney in 2020. Similarly, as Company performance recovered, realizable pay recovered to more normalized levels in 2021 and 2022.
2019 -2022 CEO Realizable Pay and 4-Year Indexed TSR(1)
(1) TSR represents cumulative total shareholder return on a fixed investment of $100 in our common stock for the period beginning on the last trading day of 2018 through the end of the applicable year, and is calculated assuming the reinvestment of dividends.
A Significant Portion of Our NEOs’ 2022 Target TDC is At-Risk, Performance-Based Compensation
Our Compensation Committee ties a significant portion of our executives’ target TDC to at-risk, performance-based incentive opportunities. For 2022, approximately 90.7% of the target value of the primary elements of TDC for our CEO and approximately 81.2% of the target value of the primary elements of TDC for our other NEOs as a group consisted of at-risk, performance-based incentive compensation, composed of short-term incentives (Annual Bonus Plan award) and long-term incentives (performance- and service-based equity awards and stock options). For more details and a breakdown of the elements of TDC, please see the section titled “Elements of 2022 Executive Compensation, Primary Elements of Total Direct Compensation.”
The percentages above were calculated using the 2022 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs. The allocation of the target value of the primary elements of TDC for our CEO and for our other NEOs as a group in 2022 was as follows:
CEO
All Other NEOs as a Group

Base Salary	Target Annual Bonus	Target Long-Term Equity Incentives
*    The charts reflect the value of the primary elements of 2022 TDC opportunity as considered by the Compensation Committee. For details on valuation of components of TDC, please see “Target” in the table titled “Valuation of Compensation Component” above.

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Compensation Discussion & Analysis
We believe our emphasis on at-risk, performance-based incentive compensation aligns our executives’ financial interests with our business strategy and the short- and long-term interests of our stockholders, providing “pay for performance” and putting a significant portion of our executives’ pay “at risk.”
Executive Compensation Program Best Practices
Our Compensation Committee believes that a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following best practices serve as the foundation for our executive compensation program:

What We Do

  Use mix of short- and long-term incentive compensation and emphasize long-term.
  Use mix of fixed and variable compensation, and emphasize variable, at-risk performance-based compensation.
  Employ a “double-trigger” (both a change in control and termination without cause or for good reason) for cash payments and accelerated vesting of equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards.
  Maintain stock ownership guidelines for executives and directors.

  Have a policy for the recovery (“clawback”) of all or a portion of certain incentive compensation awards under certain circumstances.
  Analyze internal pay equity and performance in formulating compensation decisions.
  Compare practices, levels, and mix of compensation against peer group companies.
  Engage an independent compensation consultant reporting directly to the Compensation Committee.
  Assess risk of incentive compensation policies and programs.

What We Don’t Do

Do not provide income tax gross-ups (except on relocation benefits). Do not provide any excise tax gross-ups on severance or other payments in the event of a change in control.	Do not permit pledging or hedging of the economic value of our common stock by our executives or directors. Do not permit repricing of underwater stock options without stockholder approval.

Say on Pay

At our 2022 Annual Meeting of Stockholders, we asked our stockholders to approve, on an advisory basis, the 2021 compensation of our then-NEOs as disclosed in our 2022 Proxy Statement, commonly referred to as a “say-on-pay” advisory vote. Our stockholders approved the compensation of our then-NEOs with approximately 89.7% of the votes cast voting in favor of the proposal. In connection with its review of our compensation program against our executive compensation philosophy, business objectives and peer group practices, our Compensation Committee considered the prior years’ modifications to our compensation programs in support of our executive compensation philosophy and best practices, the results of the say-on-pay advisory vote, as well as prior stockholder feedback. As a result, in 2023 the Compensation Committee determined to retain the same overall structure and design of our compensation program, but replaced our FCF Performance Share Program, which featured a 1-year performance period and a 2-year hold, with a 3-year performance period Organic Net Sales Growth Performance Share Program, as well as raised the median performance for relative TSR RSUs from 50th percentile to 55th percentile, to better align our Executives’ financial interest with our business strategy and the long-term interests of our stockholders.
2022 89.7%
2021 92.6%
2020 94.5%

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Compensation Discussion & Analysis
How We Determine Executive Compensation
Executive Compensation Philosophy and Objectives
Our philosophy is to provide appropriate competitive compensation opportunities to our executives such that actual pay outcomes are heavily influenced by achievement of Company, business and individual performance targets and objectives, which are designed to support our business strategy and create long‐term stockholder value. The core objectives of our compensation program are to:

Attract, retain and engage top talent.

Incentivize achievement of key Company, business and individual targets/objectives to support our business strategy.		Reinforce our culture of quality.
Appropriately manage compensation risk in light of our business strategy.		Align management’s interest with the long-term interests of our stockholders.

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Compensation Discussion & Analysis
Participants in the Compensation Process
Our Compensation Committee bears principal responsibility for, among other things, structuring our executive compensation program and making individual executive compensation determinations. To help facilitate informed determinations with respect to its responsibilities, our Compensation Committee engages an independent compensation consultant, Semler Brossy Consulting Group, LLC (Semler Brossy), which serves at the direction and under the supervision of our Compensation Committee. For further information about our Compensation Committee and the services provided by Semler Brossy, please see the Meetings and Board Committees section titled “Executive Compensation and Human Resources Committee,” on page 36. Semler Brossy and certain members of management support our Compensation Committee with respect to the following, among other things:

Independent Advisor

Semler Brossy Advisor to the Compensation Committee
▶Expertise-based advice, research and analytical services, including peer group composition, trends and comparative practices in executive compensation, program design and non-employee director compensation.
▶Commentary and/or recommendations as to the foregoing.
▶Participation in Executive Compensation and Human Resources Committee meetings.

Management

Executive Vice President, Human Resources and Total Rewards Management Team
▶Proposals for executive employment arrangements, including with respect to compensation and benefits design and pay levels .
▶Reporting and advisory on incentive risk assessments and talent diversity and inclusion topics, including pay equity.
▶Expertise-based advice, research and analytical services, commentary and/or recommendations as to the foregoing.
▶Participation in Executive Compensation and Human Resources Committee meetings.

Chief Executive Officer and other Executives
▶Overview of individual performance of direct reports.
▶Recommendations as to compensation of direct reports.
▶With respect to the CEO and General Counsel, participation in Executive Compensation and Human Resources Committee meetings, as needed, except for determinations of their own compensation.

Competitive Market Analysis
Our Compensation Committee uses competitive market analysis as a decision-making reference. The Compensation Committee primarily considers executive compensation comparative data for our peer group companies to better understand trends and comparative practices, program design in the market within which we compete for top talent, and competitive levels and mix of target compensation opportunities provided to our executives. Our peer group includes companies (i) operating in a comparable industry with respect to customer base and/or product offerings, such as healthcare equipment and services companies, pharmaceuticals, and biotechnology and life sciences; and (ii) that, in the aggregate, approximate our size as measured by revenue and market capitalization.
Each year, with the assistance of its independent compensation consultant, our Compensation Committee reviews the composition and appropriateness of our peer group. The Compensation Committee considers the size, performance, and business focus of these companies in comparison to us. The peer companies used to establish 2022 compensation levels include:

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Compensation Discussion & Analysis
2022 Peer Companies(1)(2)

			Total Shareholder Return (%)(2)
	Revenue ($ in billions)	Market Cap ($ in billions)	One Year	Three Year
Abbott Laboratories	$43.7	$191.4	(20.69%)	32.53%
Agilent Technologies, Inc.(3)	$6.9	$45.0	(5.53%)	78.93%
Baxter International Inc.	$15.1	$25.7	(39.55%)	(36.38%)
Becton, Dickinson and Company	$19.0	$72.2	5.15%	(0.11%)
Danaher Corporation	$31.5	$193.3	(19.03%)	74.82%
Edwards Lifesciences Corporation	$5.4	$45.4	(42.41%)	(4.06%)
Hologic, Inc.	$4.5	$18.4	(2.29%)	43.29%
Intuitive Surgical, Inc.	$6.2	$92.9	(26.15%)	34.66%
Medtronic plc(4)	$30.8	$109.9	(22.55%)	(26.19%)
Quest Diagnostics Incorporated	$9.9	$17.4	(7.79%)	55.47%
Stryker Corporation	$18.4	$92.6	(7.43%)	20.55%
Thermo Fisher Scientific, Inc.	$44.9	$216.0	(17.29%)	70.63%
Zimmer Biomet Holdings, Inc.	$6.9	$26.8	4.31%	(10.20%)

Boston Scientific Corporation	$12.7	$66.3	8.92%	2.32%

Ranking Relative to Peers	8 of 14	8 of 14	1 of 14	9 of 14
(1)Revenue is for the trailing four quarters as of December 31, 2022 and total shareholder return is calculated as of December 31, 2022, other than as otherwise noted. Market cap is calculated using the closing price of each company’s common stock on December 31, 2022 multiplied by the number of outstanding shares of common stock as reported by the company in its most recent periodic report filed with the SEC.
(2)One-Year and Three-Year TSR represents cumulative total shareholder return on a fixed investment for the period beginning on the last trading day of 2021 and 2019, respectively, through the end of the applicable year, and is calculated assuming the reinvestment of dividends.
(3)Agilent Technologies, Inc. market cap is provided as of January 31, 2023 and revenue is provided for the trailing four quarters as of January 31, 2023.
(4)Medtronic plc market cap is provided as of January 27, 2023 and revenue is provided for the trailing four quarters as of January 27, 2023.
In establishing 2022 pay levels for our NEOs, the Compensation Committee reviewed comparative pay information for the peer group companies through proxy research and survey data as reported in the Equilar, Radford, and Willis Towers Watson surveys. Where peer group information was unavailable, the Compensation Committee reviewed industry-specific survey data which was calibrated to include companies comparable to our size and scope of each individual’s responsibilities. The Company considers market data without regard for any particular percentile positioning. This allows us to retain flexibility to make individual decisions that reflect both market and internal considerations, including those described below under “Internal Pay Equity and Other Considerations,” on page 61.

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Compensation Discussion & Analysis
Internal Pay Equity and Other Considerations
In addition to the competitive market analysis, the Compensation Committee considers multiple factors in formulating compensation decisions. These factors include:
•internal pay equity;
•individual performance and contributions;
•the CEO’s recommendations for other executive officer compensation;
•the primary elements of each executive officer’s TDC opportunity compared to the other executive officers;
•the economic and retentive value of prior equity awards; and
•current and prior work experience and future potential.
In considering internal pay equity, and the elements of an executive officer’s TDC opportunity compared to other executive officers, the Compensation Committee also considers CEO compensation relative to the other executive officers. The Compensation Committee strives to maintain the appropriate balance in order to motivate the Company’s executive team, retain key personnel in a highly competitive labor market, and support a robust succession planning process. The differences between CEO and NEO pay reflect the foregoing factors, as well as the Company’s organizational structure.
Performance Considerations
We utilize a continuous performance management (CPM) process to help guide individual development and performance discussions and to assess ongoing performance. Our CEO undertakes regular CPM reviews for all direct reports, assesses the performance results of those direct reports and makes recommendations to our Compensation Committee for its consideration. Our Compensation Committee reviews and evaluates our CEO’s performance objectives and oversees the full Board’s evaluation of his performance in relation to those objectives. For 2022, the overall performance of our executives, including our NEOs, supported a culture of high performance, integrity and accountability with clear expectations. These performance evaluations, among the other considerations described in this section, influence the Compensation Committee’s decisions regarding our executives’ base salaries, the individual component of their Annual Bonus Plan awards and, as an indication of future performance potential, their long-term equity incentive awards.
Chief Executive Officer and Compensation Committee Judgment
The application of CEO and Compensation Committee judgment is an important factor in setting and determining executive pay. We do not employ a purely formulaic approach to our executive compensation program. Target market guidelines and individual target TDC, financial and operational targets, including ESG metrics, and individual performance objectives and funding formulae are established in advance; however, other Company and individual performance and other considerations may also be taken into account. For example, under the 2022 Annual Bonus Plan, while the funding formula tied to Company-level financial performance targets are set in advance, our Compensation Committee is able to reduce the total Annual Bonus Plan funding percentage (Total Bonus Pool), based on its assessment of the Company’s progress toward achievement of our quality objectives, which is critical to our commitment to providing high quality products to our customers and patients.

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Compensation Discussion & Analysis
Elements of 2022 Executive Compensation
Primary Elements of Total Direct Compensation
We compensate our executives primarily through total direct compensation, namely in the form of base salary and short- and long-term incentives (the primary elements of TDC). The primary elements of TDC are heavily weighted towards variable, at-risk performance-based elements, which are reflected below and in the charts under the section above titled “A Significant Portion of our NEOs’ 2022 Target TDC is At-Risk, Performance-Based Compensation.” These percentages were calculated using the 2022 base salary, target equity values and target Annual Bonus Plan award amounts for our NEOs as set forth in the “Valuation of Compensation Component” table above on page 55 of this Proxy Statement.
The key features and objectives of the primary elements of our NEOs’ 2022 TDC are summarized in the table below.

TDC Elements	Key Features	Objectives

Base Salary	Fixed annual cash amount, paid at regular intervals.	Attract and retain talented executives and provide stable source of income.

Short-Term Incentives —Annual Bonus Plan Awards
At risk, performance-based annual cash incentive opportunity.
▶Funding of Total Bonus Pool based on Company performance against two important financial performance targets and ESG metrics targets and Quality Modifier.
▶Allocation of funded Total Bonus Pool, based on regional, business and functional performance against specific financial and/or operational performance targets.
▶Actual payout based on individual performance.

Align executive compensation with our business strategy, quality, and profitability objectives.
Focus and reward based on the achievement of important financial, operational, and human capital and individual performance objectives.

Long-Term Incentives —Equity Awards
At risk, performance-based equity incentive opportunity.
Mix of opportunity composed of:
▶25% target TSR performance-based RSUs
▶25% target FCF performance-based RSUs
▶25% stock options
▶25% service-based RSUs

Focus talent/organization on important financial measures and long-term stockholder value.
Reward based on:
▶our TSR relative to that of other S&P 500 Health Care Index companies
▶our Adjusted FCF measured against our target performance
▶our stock price increase
▶our stock price

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Compensation Discussion & Analysis
Base Salary
In determining the 2022 base salaries of our NEOs (other than our Chief Executive Officer), our Compensation Committee also considered the recommendations of our Chief Executive Officer in light of the general factors discussed above, including their overall performance ratings for the prior year.
The 2022 base salaries (rounded to the nearest thousand) for our NEOs, as well as the percentage increase from their 2021 base salaries for our current NEOs who were also NEOs in 2021, are set forth below.

Name	2021 Base Salary	2022 Base Salary	% Increase
Michael F. Mahoney	$1,360,000	$1,400,000	2.9%
Daniel J. Brennan	$700,000	$775,000	10.7%(1)
Arthur C. Butcher(2)	—	$650,000	—
Joseph M. Fitzgerald	$705,000	$745,000	5.7%
Jeffrey B. Mirviss	$610,000	$635,000	4.1%
(1) Mr. Brennan’s 2022 Base Salary was meaningfully increased in recognition of his impactful contributions to the Company and to bring in line with other chief financial officers in the Company’s compensation peer group.
(2) Mr. Butcher was not a NEO during 2021; as such, we are reporting data only for 2022, the fiscal year in which he was a NEO.
Short-Term Incentives — Annual Bonus Plan Awards
Our Compensation Committee annually reviews the design of our Annual Bonus Plan to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In finalizing the design for 2022, our Compensation Committee retained many of the provisions of our 2021 Annual Bonus Plan, which was designed to reinforce the concept of “pay for performance,” align our short-term incentives with important financial and operational measures and the long-term interests of our stockholders, and to incentivize and reward individual performance.
In 2021, the Compensation Committee added a human capital scorecard, which we refer to as our ESG scorecard, to allow management and the Compensation Committee to consider progress toward DE&I, Employee Engagement, and Environmental goals, in addition to retaining important financial and quality/operational measures in making total bonus pool funding decisions. Adding this ESG scorecard underscores the Company’s commitment to these goals and is designed to incentivize Company-wide progress in these areas.
As with prior plans, the Compensation Committee retained the discretion to reduce the Total Bonus Pool funding percentage, regardless of financial achievements, based on its assessment of the Company’s achievement of our quality objectives. Beginning with the 2021 Annual Bonus Plan and continuing for the 2022 Annual Bonus Plan, the Compensation Committee eliminated the operating income margin target as a modifier and the 50% floor for funding and added a requirement of threshold achievement of at least 90% against financial targets for funding. In 2022, the Compensation Committee added a requirement of threshold achievement of at least 95% against ESG scorecard targets for funding.
Calculation of Awards Under the 2022 Annual Bonus Plan
After funding the Total Bonus Pool, the actual amount of an executive’s Annual Bonus Plan award is ultimately determined as follows:

Annual Base Salary (as of December 31)	Target Award Opportunity (70% - 155% of Base Salary)	Participating Unit Performance Percentage (0% - 150%)	Individual Performance Percentage (0% - 150%)	Annual Bonus Plan Award (0% - 225% of Target Award Opportunity)

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Compensation Discussion & Analysis
Total Bonus Pool Funded Based on Company Performance Against Financial and ESG Goals
As contemplated under the 2022 Annual Bonus Plan, a single Company-wide Total Bonus Pool is funded by the Company’s performance measured against important Company-level financial, operational, and ESG targets, thereby reinforcing the importance of the Company’s performance as a whole (which reflects the performance of each of our regions, businesses and functions).
The Compensation Committee selected Adjusted EPS and Adjusted Net Sales as our Company-level financial metrics and set the performance targets as follows:
Company-Level Financial Targets

Adjusted EPS(1)	Adjusted Net Sales(1)
$1.78	$13.14	billion
(1)Adjusted EPS and Adjusted Net Sales are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures and insight into how these non-GAAP measures are considered by management, please see the Executive Compensation section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table —2022 Annual Bonus Plan” and Annex A.
Further, the Compensation Committee set the following ESG performance targets.
Company-Level ESG Targets

Metrics	Targets

DE&I
Increase representation of women in management roles (“Gender Diversity Metric”):
•Progress towards our 3-year goal of increasing representation of women at the supervisor and manager levels by 3 percentage points, to achieve 43% by the end of 2022
Increase representation of multicultural talent in management roles (“Multicultural Metric”):
•Progress towards our 3-year goal of increasing representation of multicultural talent at the supervisor and manager levels by 3 percentage points, to 23% by the end of 2022

Employee Engagement
Execute on enterprise action identified from the 2021 Engagement Survey results to drive future improvement through the following focused areas:
•Equity and Inclusion Initiatives
•Career Progression; and
•Supporting Employees Through Change

Environmental(1)
Continue progress to 2030 carbon neutrality goal by:
•Increase renewable energy use (“Renewable Energy Goal”) from 72% to 75%; and
•Decrease carbon footprint (“Carbon Footprint Goal”) from 53.2k metric tons to 51.0k metric tons of CO2(2)

(1)Environmental metrics are measured over a rolling 12-month period running from October 1, 2021 through September 30, 2022 due to the availability of information.
(2)2022 Carbon Footprint Goal reflects adjustment to previously reported 2021 performance of 53.7k metric tons based on results of subsequent internal evaluation that yielded 2021 performance of 53.2k metric tons of CO2.

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Compensation Discussion & Analysis
Our Compensation Committee approved the funding scale for each of our Adjusted EPS and Adjusted Net Sales financial targets set forth in the table below.

Financial Metrics: 85% Total Weight
Adjusted EPS / Adjusted Net Sales (As a Percent of Target)	Total Bonus Pool Funding Range (Unweighted)
105%+	135% to 155%
102% to <105%	115% to 135%
98% to <102%	85% to 115%
95% to <98%	55% to 85%
90% to <95%	25% to 55%
<90%	0%
Linear Interpolation between points.
The Compensation Committee further set the following funding schedule for all three ESG scorecard metrics, which are based on the Company-level ESG performance targets.

ESG Scorecard: 15% Total Weight
Performance (% to Plan)	Funding Range (Unweighted)
105%+	120%
100%	100%
95%	50%
<95%	0%
Linear Interpolation between points.
Under our 2022 Annual Bonus Plan, the performance metrics have the below weights in determining Total Bonus Pool Funding. Our performance and the funding ranges based on performance against the target financial metrics and ESG scorecard metrics were as follows:

Metric & Weighting		Target	Actual	Achievement	Funding Range (Unweighted)
Financial Metrics
Adjusted EPS		$1.78	$1.71 (96% of plan)	Below Target	55% - 85%
Adjusted Net Sales ($ billions)		$13.14	$13.206 (101% of plan)	Target	85% - 115%
ESG Scorecard Metrics
DE&I	Gender Diversity	43.0%	42.6%	Below Target	83% - 91%
	Multicultural	23.0%	22.6%
Employee Engagement	Enterprise Actions	Complete 9 Enterprise Actions	Completed 10 Enterprise Actions	Above Target	120%
Environmental(1)	Renewable Energy	75%	75%	Target	100% - 113%
	Carbon Footprint	51k tons	49k tons	Above Target
Total Bonus Pool Funding(2)					101.7%(2)
(1)Environmental metrics are measured over a rolling 12-month period running from October 1, 2021 through September 30, 2022 due to the availability of information.
(2)2022 Total Bonus Pool funding is composed of:
•100% to be allocated, as described below, to all participating units; and
•1.7% funding budgeted and allocated to bonus-eligible employees at all levels of BSC, whose Individual Performance Percentages were above 100% due to their 2022 performance, in accordance with the 2022 Annual Bonus Plan.

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Compensation Discussion & Analysis
Based on performance against our financial, operational, and ESG targets, the weighted range for 2022 Annual Bonus Plan funding was 75.7% to 101.7%. In accordance with the terms of the plan and after taking into consideration the Company’s overall performance, including against quality objectives, our Chief Executive Officer recommended, and our Compensation Committee approved, funding the 2022 Total Bonus Pool at 101.7%.
Funded Total Bonus Pool Allocated to Participating Units
Under the 2022 Annual Bonus Plan, the Total Bonus Pool, as funded, is allocated by the Compensation Committee to each participating regional, business, and functional unit taking into consideration our Chief Executive Officer’s recommendations in light of that participating unit’s performance measured against its operational and/or financial performance metric targets (and other factors the Compensation Committee deems appropriate), thereby incentivizing and rewarding each participating unit’s performance contributions. Our NEOs received their 2022 Annual Bonus Plan awards from allocation of the funded Total Bonus Pool to our Cardiology funding unit for Mr. Fitzgerald; Peripheral Interventions, Latin America, and Canada funding units for Mr. Mirviss; APAC, Endoscopy, Neuromodulation, Urology and Corporate for Mr. Butcher; and our corporate funding unit for Messrs. Mahoney and Brennan.
Individual Target Award Opportunity
Each executive’s target award opportunity under the Annual Bonus Plan is expressed as a percentage of his or her annual base salary and is determined based on the scope of the executive’s responsibilities. For 2022, our Compensation Committee increased the target award opportunities for our 2021 NEOs in 2022. The following table shows target award opportunities in 2022 for our NEOs, and, for those NEOs who were also NEOs for 2021, their target opportunities in 2021. The target award opportunities for Messrs. Brennan, Butcher, Fitzgerald and Mirviss were based on the recommendations of our CEO, internal pay equity relative to our other executives, their impact and experience in their roles and external market data.

	Individual Target Award Opportunity (As a % of Annual Base Salary)
Name	2021	2022
Michael F. Mahoney	150%	155%
Daniel J. Brennan	85%	110%(1)
Arthur C. Butcher	—	75%
Joseph M. Fitzgerald	80%	85%
Jeffrey B. Mirviss	70%	75%
(1) Mr. Brennan’s 2022 Target Award Opportunity was meaningfully increased in recognition of his impactful contributions to the Company and to bring his compensation more in line with other chief financial officers in the Company’s compensation peer group.
Individual Performance Component
After year end, individual performance is considered pursuant to the CPM process described in the “Performance Considerations” section above. Based on the performance assessment rating under our annual CPM process, an individual performance multiplier from 0% to 150% is applied to an executive’s funded Annual Bonus Plan award to determine the actual amount to be paid. Final payout for each executive may therefore range from 0% to 225% of target, as the product of the funded award under Participating Unit performance percentage, ranging from 0% to 150% of target, and the individual performance multiplier, ranging from 0% to 150%. Our NEOs had certain performance objectives intended to support our strategic imperatives, as applicable to their roles, including (i) with respect to our NEOs who support corporate functions, those aimed at driving Company- level financial performance and ESG objectives; and (ii) with respect to Messrs. Butcher, Fitzgerald and Mirviss who each supports a business or businesses, those aimed at supporting business-level financial, operational, and ESG performance objectives. The individual performance objectives discussed below represent factors that are considered by the Compensation Committee and our CEO in determining each NEO’s individual performance percentage. Further, no single factor is determinative or required to be considered.

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Compensation Discussion & Analysis

Named Executive Officer	Individual Performance

Michael F. Mahoney
Objectives:
•Driving regional, business, and functional performance in a challenging macroeconomic environment
•Strengthening category leadership, expanding into high-growth adjacencies, and enhancing our sales enabling digital capabilities
•Driving global expansion
•Driving profitability to fuel growth
•Advancing our culture, our people capabilities, and our leadership pipeline
•Progressing our environmental sustainability and DE&I goals
Assessment:
Notable accomplishments include meeting and exceeding financial and operational goals, despite macroeconomic challenges; completing significant business development and venture capital transactions in support of category leadership strategy; and executing important product milestones and launches globally. Mr. Mahoney ensured key leadership moves and continued talent development, to support employee engagement in a difficult labor market environment, as well as the continued advancement of digital capabilities to support customer needs. He also made continued progress towards environmental sustainability goals and strengthened the Company’s commitment to DE&I.

Daniel J. Brennan
Objectives:
•Driving functional performance
•Maintaining best-in-class control environment
•Achieving financial goals and implementing cost-savings initiatives in a challenging macroeconomic environment
•Overseeing business development initiatives and supporting strategic transactions
•Strengthening relationships with investors and analysts
•Maintaining excellent employee engagement and culture within the global finance organization, including advancing DE&I
Assessment:
Notable accomplishments include achieving and exceeding financial goals in a challenging and unpredictable macroeconomic environment; successfully executing significant business development and venture capital transactions; and earning ratings agency upgrades. Mr. Brennan continued to ensure an effective enterprise risk management strategy and maintained the Company’s strong relationships with investors and analysts. He also maintained strong employee engagement and culture within the global finance organization, and drove progress in DE&I for the finance organization and the Company as a whole.

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Compensation Discussion & Analysis

Named Executive Officer	Individual Performance

Arthur C. Butcher
Objectives:
•Driving business performance for MedSurg businesses and Asia Pacific region
•Achieving key product development milestones
•Effectively executing major product launches
•Delivering significant value through Sales Enablement and Marketing centers of excellence
•Enhancing organizational capabilities and developing key talent
Assessment:
Notable accomplishments include strong financial results despite macroeconomic challenges; successfully executing significant business development transactions and strategic investments; achieving important product milestone and launch goals; supporting global expansion in key regions; and strong support of DE&I and environmental, social and governance efforts. Mr. Butcher also provided effective leadership of our sales enablement, market access and corporate marketing organizations and maintained excellent employee engagement and culture within his leadership remit.

Joseph M. Fitzgerald
Objectives:
•Driving business performance for Cardiology group
•Achieving key product development milestones
•Effectively executing major product launches
•Enhancing organizational capabilities and developing key talent
Assessment:
Notable accomplishments include meeting and exceeding financial goals; meeting key regulatory, clinical, and commercial milestones; strengthening category leadership through acquisition integration; and leading complex business unit combinations to form the new Cardiology Group in order to better serve customers and patients. Mr. Fitzgerald also continued to drive digital innovation and build a diverse leadership pipeline.

Jeffrey B. Mirviss
Objectives:
•Driving business performance for Peripheral Interventions
•Achieving key product milestones
•Effectively executing product launches
•Leading Government Affairs and certain regional organizations
•Enhancing organizational capabilities and developing key talent
Assessment:
Notable accomplishments include meeting key regulatory, clinical, and commercial milestones; achieving strong financial results, including pricing objectives in a challenging macroeconomic environment; driving above market growth rates; fostering excellent engagement and an inclusive environment within Peripheral Interventions; and building a diverse leadership pipeline. Mr. Mirviss also provided effective oversight of our Latin America, Canada, and Government Affairs teams.

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Compensation Discussion & Analysis
Short-Term Incentive Awards Paid to Our NEOs Under Our 2022 Annual Bonus Plan

Name	Individual Target Award Opportunity (As a % of Annual Base Salary)	2022 Target Award(1)	Participating Unit Performance Percentage	Individual Performance Percentage	2022 Actual Bonus Plan Award(1)	Actual as % of Target
Michael F. Mahoney	155%	$2,170,000	100%	105%	$2,279,000	105%
Daniel J. Brennan	110%	$853,000	100%	105.6%	$900,000	106%
Arthur C. Butcher	75%	$488,000	96.64%	100%	$471,000	97%
Joseph M. Fitzgerald	85%	$633,000	105%	115%	$765,000	121%
Jeffrey B. Mirviss	75%	$476,000	101.25%	100%	$482,000	101%

(1)2022 Target and Actual Bonus Plan Awards are rounded to the nearest thousand.
Long-Term Incentives
Our Compensation Committee annually reviews the design of our Long-Term Incentive Program (LTI Program) to help ensure that the program continues to support our executive compensation philosophy and core compensation program objectives. In setting the design for 2022, our Compensation Committee retained the mix of equity award opportunities for our executives under our prior LTI Program that were designed to further reinforce “pay for performance” and align the interests of our executives and their compensation with important Company financial measures and the long-term interests of our stockholders. The key features and objectives of each of our 2022 equity vehicles are summarized in the table below.

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Compensation Discussion & Analysis

Performance-Based RSUs (50% of total mix) 50% Relative TSR; 50% Adjusted Free Cash Flow

Performance-based RSUs are intended to complement the performance orientation of our other equity vehicles — which are linked to the appreciation of our share price — and further align the interests of our stockholders and executives. This linkage is achieved by tying vesting opportunities to the attainment of goals that are leading indicators of our financial health and ability to create substantial value for our stockholders. The Compensation Committee historically viewed Adjusted FCF and relative TSR as appropriate measures of long-term success, as they promote strong capital discipline, prioritize sustainable value creation, and align the interests of our executives and stockholders. In furtherance of these objectives, and in response to stockholder engagement, in 2023 the Compensation Committee replaced the 1-year Adjusted FCF with a 3-year Organic Net Sales Growth measure and raised the median performance for relative TSR RSUs from 50th percentile to 55th percentile.

Relative TSR RSUs(1)
Relative TSR performance-based RSUs align the interests of our executives and stockholders by measuring our total value creation against the S&P 500 Health Care Index, which includes the majority of our peer companies, and encourages our executives to think like owners and make long-term oriented decisions. Performance is measured across three years, and shares vest between 0% and 200% of target based upon actual achievement.
For 2022 TSR RSUs, the performance schedule was as follows:
▶Participants earn 40% of the relative TSR RSUs if our performance is at the 30th percentile of the index (our payout threshold value).
▶All shares are forfeited for performance below the 30th percentile, and a maximum of 200% of shares are earned for achievement at or above the 80th percentile.
▶Payouts are linearly interpolated between points on the payout grid.
▶Awards typically vest upon satisfaction of both performance and service criteria at the end of the three-year performance period.
Relative TSR Payout Curve

Performance	Payout (% of Target)
>=80th percentile	200%
50th percentile	100%
30th percentile	40%
<30th percentile	0%

Adjusted FCF RSUs(1)(2)
Adjusted FCF performance-based RSUs, in conjunction with the measures in our annual incentive plan, align executive compensation opportunities with achievement of a key objective in the Company’s internal financial plan and an important area of focus for stockholders. The performance period of one year maximizes our nimbleness in a highly variable operating environment, while the three-year service criteria (inclusive of the performance period) promotes a long-term orientation and retention.
In 2022, our Adjusted Free Cash Flow target goal was $2.2 billion, which aligned with the Board-approved 2022 internal cash flow plan.
▶Participants earn 25% of the FCF RSUs if our performance is at 50% of plan.
▶All shares are forfeited for performance below 50% of plan, and a maximum of 150% of shares are earned for achievement at or above 125% of plan.
▶Payouts are linearly interpolated on the payout grid.
▶Any shares earned vest in full three years following the grant date.
FCF Payout Curve

Performance	Payout (% of Target)
>=125% of plan	150%
110% of plan	120%
100% of plan	100%
90% of plan	80%
50% of plan	25%
< 50% of plan	0%

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Compensation Discussion & Analysis

Service-Vesting Equity Vehicles (50% of total mix)(1) 50% Service-Based RSUs; 50% Non-Qualified Stock Options

Service-Based RSUs
Service-based RSUs reinforce pay for performance by linking the ultimate value of the award to performance of our stock. The vesting period acts as a retention tool and promotes executives having a long-term share owner perspective.
▶For awards granted in 2022, RSUs vest in four equal annual installments subject to continued service
▶Service-based RSUs granted under programs prior to 2019 vested in five equal annual installments
▶Promote executive ownership and linkage to our share price

Non-Qualified Stock Options
Non-qualified stock options represent the right to purchase our common stock at an exercise price equal to the closing price of our common stock on the date of grant. As such, executives only receive value to the extent that our share price increases through the exercise period.
▶Vest in four equal annual installments subject to continued service
▶Provide value only to the extent that our share price increases
▶Are exercisable from the vesting date through the tenth anniversary of the grant date

(1)We do not pay dividends on stock options, unvested Company performance-based RSUs or unvested Company service-based RSUs.
(2)Adjusted FCF is reported cash generated from operations, less capital expenditures and excludes cash flows associated with certain significant and unusual litigation, acquisition, divestiture, restructuring, debt extinguishment, tax-related items, and other unusual items consistent with our non-GAAP policy. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure and insight into how this non-GAAP measure is considered by management, please see Annex A.
Based on engagement with stockholders, the Adjusted FCF Performance Share Program will be replaced with an Organic Net Sales Growth Program beginning in 2023. The Organic Net Sales Growth Program will have a three-year performance period and is designed to reinforce the concept of pay for performance by providing incentives for the achievement of key long-term business performance objectives critical to the Company’s success. The Compensation Committee has also increased the target performance for 100% payout from 50th to 55th percentile in our 2023 Relative TSR Performance Share Program.
For further discussion of the performance share programs for our Company performance-based RSUs and the equity awards granted pursuant to our long-term incentive plans and a description of how we calculate Adjusted FCF, please see the Executive Compensation sections titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2022 Total Shareholder Return Performance Share Program,” “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2022 Free Cash Flow Performance Share Program” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — Amended and Restated 2011 Long-Term Incentive Plan” and Annex A.
2022 Long-Term Incentive Awards for Our NEOs
In February 2022, our Compensation Committee approved the grant of long-term equity incentive awards to our NEOs in the amounts in the following table, which were based on the target dollar values of the long-term equity incentive awards for our NEOs considered by the Compensation Committee, as set forth in the table below. In approving the following grants, the Compensation Committee considered external market data and internal factors, including internal equity, performance, and potential. In evaluating internal equity between the CEO and non-NEOs, the Compensation Committee focused, in particular, on competitive market data, and the Company’s organizational structure.

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Compensation Discussion & Analysis

Name	Target FCF Performance- Based RSUs(1)(2)	Target TSR Performance- Based RSUs(1)(2)	Stock Options(1)	Service-Based RSUs(1)	Total Long-Term Incentive Award Target Value(3)
Michael F. Mahoney	65,059	65,059	186,029	65,059	$11,500,000
Daniel J. Brennan	16,972	16,972	48,529	16,972	$3,000,000
Arthur C. Butcher	10,183	10,183	29,117	10,183	$1,800,000
Joseph M. Fitzgerald	15,840	15,840	45,294	15,840	$2,800,000
Jeffrey B. Mirviss	11,880	11,880	33,970	11,880	$2,100,000
(1)Our NEOs’ 2022 long-term equity incentive awards were granted as on February 16, 2022. The stock options have an exercise price of $44.19 per share, the closing price of our common stock on the date of grant.
(2)The number of shares of our common stock issuable to our NEOs based on our performance under our FCF and TSR performance share programs for the periods ended December 31, 2022 is discussed below under the section titled “Company Performance-Based RSUs — Results for Performance Periods Ended December 31, 2022.”
(3)Total Long-Term Incentive Award Target Value is rounded to the nearest thousand.
The numbers of FCF and TSR performance-based RSUs and service-based RSUs were calculated by dividing the target dollar value of those awards by the closing price of our common stock on the date of grant, and the numbers of stock options were determined by dividing the target dollar value of that award by the stock option value determined in accordance with FASB ASC Topic 718 Stock Compensation, as described in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Company Performance-Based RSUs — Results for Performance Periods ended
December 31, 2022
In February 2023, our Compensation Committee determined the number of restricted stock units earned pursuant to our performance-based RSUs under the 2020 TSR Performance Share Program and the 2022 FCF Performance Share Program, presented in the table below. In commitment to our pay-for-performance philosophy, no shares were awarded under our 2020 TSR Performance Share Program, as performance for the three-year period ended December 31, 2022 missed threshold payout by one percentile.

Grant Year	Performance Metric	Achievement	RSUs Earned
2020	TSR Percentile Performance Rank for the three-year period ended December 31, 2022	38th relative to that of the other 53 companies in the S&P 500 Health Care Index (29th percentile) 0% of target TSR performance based RSUs earned	Michael F. Mahoney – 0 RSUs Daniel J. Brennan – 0 RSUs Arthur C. Butcher – 0 RSUs Joseph M. Fitzgerald – 0 RSUs Jeffrey B. Mirviss – 0 RSUs

2022	Adjusted FCF for the one year period ended December 31, 2022	$2.066 billion or 93.9% of target(1) 87.8% of target FCF performance based RSUs earned
Michael F. Mahoney – 57,121 RSUs
Daniel J. Brennan – 14,901 RSUs
Arthur C. Butcher – 8,940 RSUs
Joseph M. Fitzgerald – 13,907 RSUs
Jeffrey B. Mirviss – 10,430 RSUs
All RSUs earned pursuant to our 2022
FCF Performance Share Program are
subject to continued service until
December 31, 2024.

(1)Target Adjusted FCF is not prepared in accordance with GAAP. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure and insight into how this non-GAAP measure is considered by management, please see Annex A.

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Compensation Discussion & Analysis
Primary Elements of Indirect Executive Compensation
We also compensate our executives, including our NEOs, with indirect compensation, namely in the form of benefits and limited perquisites. Generally, our benefits and perquisites are targeted to be competitive relative to our peer group companies. The primary elements of and objectives for our NEOs’ 2022 indirect compensation are summarized below.
General Employee Benefits
We provide employee benefits to eligible employees, including our NEOs, to promote personal health and well-being and to provide certain financial security and protection upon retirement or in the event of death, disability or illness. We also have an Employee Stock Purchase Plan available to eligible employees, including our NEOs, pursuant to which employees may purchase shares of our common stock at a 15% discount to the market price. As U.S.-based employees, our NEOs are eligible to receive employee benefits under our U.S. employee benefits program, which consists of the following key elements that are generally the same as those provided to our other U.S. salaried employees:
•health and welfare benefits, with a choice between a preferred provider model or a high-deductible plan with a Health Savings Account (executives share costs within a range of approximately 18% to 35% depending upon the plan and coverage selected);
•Company-paid term life insurance policies that provide a benefit equal to base salary, with a minimum benefit of $50,000 and a maximum benefit of up to $1 million, payable upon death; and
•a qualified 401(k) retirement plan with a Company match of up to 6% of eligible salary up to $305,000 in 2022 resulting in a maximum possible match of $18,300.
In addition, our executive officers may participate in an annual executive level physical examination program that is designed to encourage the proactive management of executive health. In approving the program, the Compensation Committee considered the overall cost of the program (estimated to be less than $10,000 per participant) and the importance of good health to an executive’s ability to focus on the short and long-term needs and goals of the Company. Company-paid term life insurance premium amounts (and related imputed income), Company matches of 401(k) Plan contributions for our NEOs, Company-paid executive level annual physical examination costs, and certain other reimbursements in 2022 are reported in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Deferred Compensation Programs
We maintain a Deferred Bonus Plan for certain of our management, including our NEOs, in order to provide them with the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of termination of employment or an elected distribution date. For additional discussion of the Deferred Bonus Plan, please see the narrative to the Executive Compensation section titled “Nonqualified Deferred Compensation.”
Relocation Program
We provide tiered relocation benefits under our relocation program to eligible employees, including our NEOs, whom we request to move in connection with their current position or a promotion and for eligible new hires we require to move in connection with accepting a position with us. Our objectives in providing relocation benefits are to attract and redeploy top talent. We provide “tax gross-ups” on applicable relocation benefits provided under our relocation program as we believe that this benefit is integral to the Company’s ability to attract and retain employees whose skill or knowledge enhance the Company’s competitive position. Participants are generally required to sign a reimbursement agreement that requires them to pay back expenses incurred by the Company for their relocation in the event that they voluntarily terminate their employment or are terminated for “cause” at a rate of 100% for termination within one year of the date on which payments were first made and 50% for termination following the first year but within two years of the date on which payments were first made. Relocation expenses for any of our NEOs in 2022 are included in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Personal Use of Corporate Aircraft
Pursuant to Mr. Mahoney’s offer letter, he is permitted reasonable personal use of our corporate aircraft up to $100,000 per year in aggregate incremental cost to the Company. Our other executives are permitted limited personal use of our corporate aircraft with prior approval. These executives are personally taxed on their personal use of our corporate aircraft, and we do not provide them with income tax gross-up payments. The aggregate incremental cost to the Company (and

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Compensation Discussion & Analysis
disallowed tax deductions of the Company) for our NEOs’ personal use of our corporate aircraft in 2022 is included in the footnotes to the Executive Compensation section titled “Summary Compensation Table.”
Financial Planning
We offer a financial planning perquisite for our executive officers, including our NEOs. The program provides financial counseling and planning, investment and retirement management, insurance planning, and income tax planning and preparation services through a single service provider for US-based executive officers. Executive officers located outside of the United States will be eligible for reimbursement. In approving the program, the Compensation Committee considered the overall cost of the benefit, prevalence of the benefit in the market, and benefit to the Company of reducing potential distraction to executive officers of complex personal financial situations.
Our Post-Employment and Change in Control Arrangements
None of our NEOs has an employment agreement with the Company. However, we provide post-employment and change in control payments and benefits to our executives under certain circumstances. We believe that offering our executives these payments and benefits facilitates the operation of our business, allows them to better focus their time, attention and capabilities on our business, and assists the Company in recruiting and retaining key executives. The primary elements of and objectives for our NEOs’ 2022 post-employment and change in control agreements are summarized below.
Executive Retirement Plan
Our executives are eligible to participate in our defined benefit Executive Retirement Plan. For further discussion of our defined benefit Executive Retirement Plan, please see the narrative to the Executive Compensation section titled “Defined Benefit Retirement Plan,” on page 89.
Severance Plans
We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain severance payments, subsidized COBRA health benefits and dental benefits for specified periods of time. For further discussion of our severance plans, please see the Executive Compensation section titled “Potential Payments Upon Termination or Change in Control — Severance Plans.”
Change in Control Agreements
We have entered into change in control agreements with our executives, including our NEOs, and other key employees (Change in Control Agreements). The possibility of a change in control and the uncertainty it may raise among our executives as to their continued employment after or in connection with a change in control may result in their departure or distraction. Our objective in providing Change in Control Agreements is to retain and encourage the continued attention and dedication of our executives during a potentially critical time, even if they are concerned their position will be eliminated after or in connection with the change in control. Our Change in Control Agreements require both a change in control and termination without cause or resignation for good reason within two years after the change in control event, commonly referred to as a “double-trigger,” for cash payments to be made under the agreement and vesting to be accelerated under the agreements for equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards. In May 2022, our Compensation Committee approved certain modifications to our Change in Control Agreements for executive officers below the CEO level to better align executive compensation with increasing stockholder value following a change in control.
For further discussion of our Change in Control Agreements (including the modifications noted above), and other plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, and potential payments to our NEOs under the foregoing, please see the narrative and tables in the Executive Compensation section titled “Potential Payments Upon Termination or Change in Control — Change in Control Agreements,” on page 92.

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Compensation Discussion & Analysis
Clawback Policy
Our Compensation Committee has adopted a policy regarding the recovery or adjustment of short-term incentive awards paid to an executive in the event relevant Company performance measures are restated in a manner that would have reduced the size of a previously granted award. In such an event, and to the extent permitted by applicable law, the Company would seek to recover the amount of the short-term incentive award paid to such executive that was in excess of the amount that would have been awarded based on the restated financial results, subject to and in accordance with the terms of the policy. Our Compensation Committee monitors regulatory developments with respect to applicable executive compensation recovery policies required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and it expects to implement such changes to the Company’s current recovery policies as are necessary to comply with the final SEC clawback rule adopted in October 2022 and applicable NYSE listing standards, and any other applicable regulatory guidance. Our Compensation Committee has also adopted policies regarding the recovery of certain short-and long-term incentive compensation awards paid or granted to an executive in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Company may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period and/or recovery of all or a portion of equity incentive awards granted to such executive over which the Company retains control, subject to and in accordance with the terms of the policy.
For a discussion of other recovery and forfeiture provisions relating to incentive compensation awards and other benefits provided to our executives, please see the section titled “Relocation Program” above, and the Executive Compensation sections titled “Retirement Plan Benefits” and “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table.”
Executive Stock Ownership Guidelines
Our executives are required to have a significant personal investment in the Company through their ownership of shares of our common stock. Our Board has set stock ownership guidelines for executives, including our NEOs, as a number of shares of Company stock equal in value to at least the following amounts:
•CEO: six times annual base salary; and
•All other executives: three times annual base salary.
Executives are required to comply with the guidelines at all times. However, if at any time an executive’s ownership does not meet or exceed the guideline, he or she is expected to retain ownership of at least fifty percent of net shares with respect to each vesting of an equity award or stock option exercise until the guideline is met or exceeded. For purposes of satisfying the guidelines, shares owned outright, shares held in company benefit plans and the intrinsic value of vested “in-the-money” stock options are included in the aggregate number of shares held by an executive. Unvested equity award shares (including service-based RSUs and performance-based RSUs) and unvested stock options are not included in the aggregate number of shares held by an executive. The Nominating and Governance Committee monitors compliance with these guidelines on an annual basis. As of December 31, 2022, our CEO and other NEOs were in compliance with these guidelines.
No Tax Gross-Ups (other than for relocation benefits)
The Company does not provide tax gross-ups for our executives, except for relocation benefits because the benefit generally applies to all employees eligible to receive relocation benefits, including our executives, and the Compensation Committee believes it is integral to the Company’s ability to attract and redeploy employees whose skill or knowledge enhance the Company’s competitive position.

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Compensation Discussion & Analysis
Our Equity Award Grant Policy and Practices
Under our Equity Award Grant Policy, grants of equity awards to our executives are approved and effective as follows:
•Annual equity awards (if any) for our employees, including our executives, are generally approved by our Compensation Committee at a regularly scheduled meeting. Such awards are effective on the date of approval or, for administrative reasons, shortly thereafter;
•New hire, promotion, retention and other special or ad hoc awards for our executive officers are generally approved by our Compensation Committee. New hire or promotion awards for executive officers are effective on the first trading day of the month following both the date of hire or promotion and the date of approval. Retention and other special or ad hoc awards for our executive officers are effective on the first trading day of the month following approval; and
•Stock options are granted with an exercise price equal to the closing price of our common stock on the date of grant.
Accounting Considerations
The Company accounts for stock-based compensation in accordance with FASB ASC Topic 718, Stock Compensation, which requires the Company to recognize compensation expense for share-based payments (including stock options and other forms of equity compensation). FASB ASC Topic 718 is taken into account by the Compensation Committee in determining to use a portfolio approach to equity grants, awarding both stock options and RSUs.
Prohibition on Pledging and Hedging the Economic Value of Our Common Stock
Our executives (including our NEOs) and directors are prohibited from speculating in the Company’s securities, engaging in transactions designed to “hedge” the value of our common stock, or pledging their common stock as collateral for a loan. Examples of hedging and pledging transactions specifically covered by the policy include zero-cost collars and forward sale contracts, and use of stock as margin to secure borrowings, respectively. None of our executives or directors is engaged in hedging or pledging arrangements related to the Company’s securities.

76

Risk Assessment of Our
Compensation Programs
With the assistance of the senior members of our Global Compensation and Benefits organization, certain senior executive officers and the Compensation Committee’s independent compensation consultant, Semler Brossy, in February 2023 the Compensation Committee reviewed a risk assessment of our compensation programs and policies to determine if the provisions and operations of our programs create undesired or unintentional risk of a material nature.
Our risk assessment included two work streams — one focused on reviewing areas of enterprise risk and the other focused on identifying compensation design risk. Our enterprise risk analysis examined the types and magnitudes of risks our business areas present to the Company so that the Compensation Committee could assess the extent to which our compensation programs may mitigate or exacerbate these risks. Our compensation design risk analysis, which was conducted by management and reviewed by Semler Brossy, examined the potential risks in the design of our performance-based incentive compensation arrangements. As part of this assessment, we analyzed the mix of fixed and variable compensation; the mix of short- and long-term compensation; the mix of long-term equity incentives; performance metric mix; weighting, measurement and payout timing; discretion and caps on short-term incentives; award size, vesting schedules and performance and other terms of long-term equity incentives; and other incentive opportunities and their features. We also analyzed our recovery of incentive awards policies, executive stock ownership guidelines and hedging and pledging prohibitions. Finally, we evaluated on a combined basis the results of the enterprise and compensation risk assessments, on a business area-by-business area basis.
The Compensation Committee reviewed and discussed the findings of this analysis with management and concluded that it continues to believe that our compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion & Analysis section contained in this Proxy Statement with management and, based on such review and discussions, the Compensation Committee has recommended to our Board that the Compensation Discussion & Analysis section be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
This Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another filing of the Company.
THE COMPENSATION COMMITTEE
Donna A. James, Chair
Nelda J. Connors
Yoshiaki Fujimori
Edward J. Ludwig

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Summary Compensation Table
The table below summarizes the total compensation for each of our named executive officers for the years ended December 31, 2022, 2021 and 2020. For a narrative description of material factors helpful to understand the information disclosed in the table below for 2022, please see the Compensation Discussion & Analysis and the narrative to this table.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)(7)
Michael F. Mahoney	2022	1,395,178	9,924,100	2,874,985	2,278,500	376,667	92,530	16,941,961
Chairman of the Board, President and Chief Executive Officer	2021	1,344,329	9,126,292	2,749,999	2,346,000	360,000	137,419	16,064,039
	2020	666,878	8,395,367	2,749,991	1,485,000	399,686	76,873	13,773,795

Daniel J. Brennan	2022	765,959	2,588,909	749,991	900,240	225,001	22,106	5,252,206
Executive Vice President and Chief Financial Officer	2021	692,183	2,281,542	687,497	684,250	59,859	24,496	4,429,827
	2020	560,422	1,907,997	624,992	455,206	99,172	21,204	3,668,993

Arthur C. Butcher(8)	2022	634,329	1,903,298	799,984	471,120	69,302	295,401	4,173,434
Executive Vice President and Group President, MedSurg and Asia Pacific

Joseph M. Fitzgerald	2022	740,178	2,416,234	699,996	764,649	120,000	23,529	4,764,586
Executive Vice President and Group President, Cardiology	2021	699,130	2,074,084	624,999	843,180	44,951	23,191	4,309,535
	2020	568,679	1,907,997	1,624,991	414,010	59,902	22,754	4,598,333

Jeffrey B. Mirviss	2022	631,986	1,812,175	524,989	482,251	75,000	35,843	3,562,244
Executive Vice President and President, Peripheral Interventions	2021	598,249	1,659,292	499,992	573,546	89,981	35,085	3,456,145
	2020	495,001	1,450,047	474,996	350,179	155,410	30,563	2,956,196

(1)The amounts in this column for 2022 reflect an amount calculated by prorating the 2021 base salary until mid-February, except for Mr. Butcher who had a change to his salary in May, and then the 2022 base salary for the remainder of the year.
For each year, these figures differ from those in the Compensation Discussion & Analysis, which lists amounts approved by the Compensation Committee for 2022.
(2)The amounts included in the “Stock Awards” column represent the aggregate grant date fair value of all service-based and performance-based RSUs granted in 2022, 2021 and 2020 under our 2011 LTIP, as effective on the respective dates of grant. These values have been determined in accordance with FASB ASC Topic 718.
The attainment of the performance-based RSUs awarded to our NEOs in 2022 is based on either (i) the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance and service period, or (ii) our Adjusted FCF over a one-year performance period measured against our 2022 internal financial plan for the same period, subject to the satisfaction of the service criteria over a three-year period (inclusive of the performance period). For additional information with respect to these performance-based RSUs, including the vesting thereof, please see the sections titled “2022 Total Shareholder Return Performance Share Program” and “2022 Free Cash Flow Performance Share Program” in the narrative to this table.

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We determined the grant date fair value of the 2022 TSR performance-based RSUs using a Monte Carlo simulation methodology, utilizing the following key assumptions:

Stock price on date of grant	$44.19
Risk-free rate	1.71%
Measurement period (in years)	2.87
The TSR performance metric for the 2022 TSR performance-based RSUs is a market condition as defined under FASB ASC Topic 718. Because these awards do not have performance conditions as defined under FASB ASC Topic 718, such awards have no maximum grant date fair values that differ from the fair values presented in this Summary Compensation Table.
The grant date fair value of the 2022 FCF performance-based RSUs was determined based on management’s evaluation of the Company’s 2022 internal financial plan for Adjusted FCF, assuming target achievement of the Adjusted FCF performance criteria and utilizing the closing price of our common stock on the date of grant. The fair values of the 2022 target FCF performance-based RSUs at the grant date assuming achievement of the highest level of performance (as required to be disclosed by the SEC), which assumes actual Adjusted FCF for 2022 at or above 125% of the Company’s 2022 internal financial plan, are as follows: $4,312,414 for Mr. Mahoney’s award, $1,124,989 for Mr. Brennan’s award, $674,958 for Mr. Butcher’s award, $1,049,954 for Mr. Fitzgerald’s award, and $787,465 for Mr. Mirviss’s award.
We value service-based RSUs based on the closing price of shares of our common stock on the date of grant.
For more information regarding the stock awards we granted in 2022, please see the Grants of Plan-Based Awards table. For a more detailed description of the assumptions used in determining grant date fair values of RSUs granted in 2022, please see Note K— Stock Incentive and Purchase Plans to our 2022 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2022.
(3)The amounts included in the “Option Awards” column represent the aggregate grant date fair value of all stock options granted during each of 2022, 2021 and 2020 under our 2011 LTIP, as effective on the respective date of grant. These values have been determined in accordance with FASB ASC Topic 718. For a description of the assumptions used for purposes of determining grant date fair value of stock options granted in 2022, please see Note K — Stock Incentive and Purchase Plans to our 2022 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2022. For more information regarding the stock option awards we granted in 2022, please see the Grants of Plan-Based Awards table.
(4)Amounts in the “Non-Equity Incentive Plan Compensation” column represent cash awards made under our Annual Bonus Plan to our NEOs paid in February of the following year. Such amounts may be deferred under the Deferred Bonus Plan.
For further information regarding the 2022 Annual Bonus Plan awards, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives,” the narrative to this table, and “Nonqualified Deferred Compensation.”
(5)The amounts shown in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column reflect the change in the actuarial present value of the accumulated benefit under our Executive Retirement Plan for each retirement plan measurement date used for financial statement reporting purposes with respect to the Company’s audited financial statements as compared to the prior retirement plan measurement date.
Please see the narrative and related footnotes to the table in the section titled “Defined Benefit Retirement Plan” for more information regarding the accrued benefits for each NEO under this plan. No amount is included with respect to nonqualified deferred compensation earnings because there were no above-market or preferential earnings on nonqualified deferred compensation.
(6)The amounts shown for 2022 in the “All Other Compensation” column are composed of the following components:

Name	Match (401(k) Plan) ($)(a)	Aircraft ($)(b)	Term Life Insurance ($)(c)	Financial Planning ($)(d)	Overseas & Relocation Expenses ($)(e)	Overseas & Relocation Expense Tax Gross-Up ($)(f)	Other ($)(g)	Total All Other Compensation ($)
Michael F. Mahoney	18,300	50,865	4,902	12,870	—		5,593	92,530
Daniel J. Brennan	18,300	—	3,687	—	—		119	22,106
Arthur C. Butcher	18,300	—	1,619	10,295	238,252	21,158	5,777	295,401
Joseph M. Fitzgerald	18,300	—	3,560	—	—		1,669	23,529
Jeffrey B. Mirviss	18,300	—	3,004	12,870	—		1,669	35,843
(a)The amounts shown in this column represent matching contributions made by the Company for each NEO under our 401(k) Retirement Savings Plan. All individual and matching contributions to the 401(k) Retirement Savings Plan are fully vested upon contribution.
(b)Pursuant to Mr. Mahoney’s offer letter, he is permitted reasonable personal use of our corporate aircraft up to $100,000 per year in aggregate incremental cost to us, but he is not entitled to reimbursement by us for any taxes resulting from imputed income attributable to his personal use of the corporate aircraft. In light of the fact that Mr. Mahoney’s travel plans are subject to change on short notice, the Company has agreed that he may use our corporate aircraft in connection with his service on the board of directors

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Executive Compensation
of Baxter International, Inc. so long as he fully reimburses us for the incremental costs associated with such travel or such costs are counted against his annual personal use amount.
The amount reflected in the “Aircraft” column represents the aggregate incremental costs to us for personal use by the NEO of our corporate aircraft, as well as any incremental costs associated with persons accompanying such officer on business travel. We calculate the incremental cost to us by dividing the total annual variable operating costs for the corporate aircraft by the number of in-flight hours during the year. The resulting dollar per hour amount is then multiplied by the number of hours flown for personal use by the executive officer during the year, including the “dead head” costs of flying the aircraft to and from locations for personal use. Our corporate aircrafts are used predominantly for business travel. We do not include the fixed operating costs, such as pilot salary, general taxes and insurance, in the incremental cost calculation. The incremental cost does not include amounts attributable to the NEO for increased income taxes we incurred in 2022 as a result of disallowed deductions related to personal use under Internal Revenue Service rules. For 2022, the reflected amounts exclude $837,116 of disallowed corporate income tax deductions attributable to the personal use of the corporate aircraft during the year by Mr. Mahoney. Mr. Mahoney was taxed on the imputed income attributable to his respective personal use of the corporate aircraft and did not receive tax assistance from the Company with respect to this amount.
(c)Amounts in the “Term Life Insurance” column consist of premiums and the imputed income for Company-paid term life insurance attributable to our NEOs. For Messrs. Mahoney, Brennan, Butcher, Fitzgerald and Mirviss, the premium paid was $792, $605, $497, $554 and $501, respectively.
(d)Amounts in the “Financial Planning” column reflect fees paid to a service provider for financial planning. In November 2019, our Compensation Committee approved a financial planning perquisite for our executive officers, including our NEOs. The program provides financial counseling and planning, investment and retirement management, insurance planning, and income tax planning and preparation services through a single service provider for US-based executive officers. Executive officers located outside of the United States will be eligible for reimbursement. In approving the program, the Compensation Committee considered the overall cost of the benefit, prevalence of the benefit in the market, and benefit to the Company of reducing potential distraction to executive officers of complex personal financial situations.
(e)Mr. Butcher received benefits relating to his overseas assignment and relocation from Singapore to the Company’s headquarters in Massachusetts. The benefits were valued on the basis of the aggregate incremental cost to the Company and represent the amount accrued for payment or paid to the service provider or Mr. Butcher, as applicable. The amount consists of (i) $156,915 related to overseas living expenses, including transportation allowance, travel expenses, housing expenses, tax-related services and other miscellaneous expenses, and (ii) $81,336 related to relocation services during fiscal year 2022.
(f)The amount in the “Overseas & Relocation Expense Tax Gross-Up” column reflects a net tax gross-up related to the overseas and relocation benefits Mr. Butcher received in 2022, calculated based on an overseas tax year that runs from November 1 to October 31. The amount includes a tax gross up of $191,710 related to benefits received from January through October 2022, offset by a tax equalization payment of $170,552 made by Mr. Butcher for overseas benefits received in 2021 and 2020. The amount excludes a tax gross-up of $43,464 received by Mr. Butcher in 2022 that relates to benefits received 2021 and does not include any tax gross-up amount for overseas and relocation benefits received in November and December 2022, which is not yet known.
(g)Amounts in the “Other” column consist of the costs of miscellaneous gifts/prizes and annual physical examinations, where applicable.
(7)The sum of the components reported may not equal the total amount reported due to rounding.
(8)Mr. Butcher was not a NEO during 2020 or 2021. In accordance with SEC rules, we are reporting data only for the fiscal year in which he was a NEO.

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Grants of Plan-Based Awards
The table below presents information regarding awards under the Company’s 2022 Annual Bonus Plan and 2011 LTIP, including those pursuant to the Company’s 2022 Performance Share Programs, during the year ended December 31, 2022. For a description of material factors helpful for an understanding of the information in the table below, please see the Compensation Discussion & Analysis and the narrative to this table.

			Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name	Grant Date(3)	Date Approved	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael F. Mahoney			0	2,170,000	4,882,501
2/16/2022(6) 2/10/2022						26,023	65,059	130,118				4,174,185
2/16/2022(7) 2/10/2022						16,264	65,059	97,588				2,874,957
2/16/2022(8) 2/10/2022									65,059			2,874,957
2/16/2022(8) 2/10/2022										186,029	$44.19	2,874,985
Daniel J. Brennan			0	852,500	1,918,125
2/16/2022(6) 2/10/2022						6,788	16,972	33,944				1,088,924
2/16/2022(7) 2/10/2022						4,243	16,972	25,458				749,993
2/16/2022(8) 2/10/2022									16,972			749,993
2/16/2022(8) 2/10/2022										48,529	$44.19	749,991
Arthur C. Butcher			0	487,500	1,096,875
2/16/2022(6) 2/10/2022						4,073	10,183	20,366				653,341
2/16/2022(7) 2/10/2022						2,545	10,183	15,274				449,987
2/16/2022(8) 2/10/2022									10,183			449,987
2/16/2022(8) 2/10/2022										29,117	$44.19	449,989
5/2/2022(9) 3/30/2022									8,407			349,983
5/2/2022(9) 3/30/2022										22,267	$41.63	349,995
Joseph M. Fitzgerald			0	633,250	1,424,813
2/16/2022(6) 2/10/2022						6,336	15,840	31,680				1,016,294
2/16/2022(7) 2/10/2022						3,960	15,840	23,760				699,970
2/16/2022(8) 2/10/2022									15,840			699,970
2/16/2022(8) 2/10/2022										45,294	$44.19	699,996
Jeffrey B. Mirviss			0	476,250	1,071,563
2/16/2022(6) 2/10/2022						4,752	11,880	23,760				762,221
2/16/2022(7) 2/10/2022						2,970	11,880	17,820				524,977
2/16/2022(8) 2/10/2022									11,880			524,977
2/16/2022(8) 2/10/2022										33,970	$44.19	524,989
(1)The amounts in these columns reflect target and maximum payouts under the 2022 Annual Bonus Plan. There is no threshold-level payout under the 2022 Annual Bonus Plan. The maximum possible payout under the 2022 Annual Bonus Plan is 225% of the target payout, representing the product of (i) a maximum of 150% of the target payout based on Company performance metrics and (ii) a maximum of 150% of the target payout based on individual performance objectives. The actual amount earned by each NEO under the 2022 Annual Bonus Plan is reported under the “Non-Equity Incentive Plan Compensation” column in the Summary Compensation Table. For additional information about our 2022 Annual Bonus Plan and a discussion of how these amounts are determined, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives” and the section titled “2022 Annual Bonus Plan” in the narrative to this table.
(2)The amounts in these columns reflect threshold, target and maximum share issuance under our 2022 TSR Performance Share Program (2022 TSR PSP) and 2022 FCF Performance Share Program (2022 FCF PSP). The target performance-based RSUs awarded under these programs were granted to our NEOs in February 2022 as part of our annual review process and were awarded under our 2011 LTIP, as effective on the date of grant. For additional details regarding the awards to our NEOs pursuant to our 2022 TSR PSP and 2022 FCF PSP, please see footnotes 6 and 7 to this Grants of Plan-Based Awards table, respectively.
(3)The Compensation Committee took action to grant the awards in this table on February 10, 2022, and determined the awards should be granted as of February 16, 2022.
(4)The amounts in these columns reflect the number of service-based RSUs and stock options granted to our NEOs under our 2011 LTIP as effective on the date of grant during 2022.

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(5)The amounts in this column have been determined in accordance with FASB ASC Topic 718. See footnotes 2 and 3 to the Summary Compensation Table for a description of the assumptions used in determining the grant date fair value of these awards.
(6)These awards were granted pursuant to our 2022 TSR PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 40% of the target TSR performance-based RSUs awarded under the program. The maximum share issuance for each award is 200% of the target TSR performance-based RSUs awarded under the 2022 TSR PSP. For additional information about our 2022 TSR PSP and a discussion of how these amounts are determined, please see the section titled “2022 Total Shareholder Return Performance Share Program” in the narrative to this table.
(7)These awards were granted pursuant to our 2022 FCF PSP. The threshold award level represents the minimum share issuance for each award that a participant may receive based on performance, which is 25% of the target FCF performance-based RSUs awarded under the program. The maximum share issuance for each award is 150% of the target FCF performance-based RSUs awarded under the 2022 FCF PSP. For additional information about our 2022 FCF PSP and a discussion of how these amounts are determined, please see the section titled “2022 Free Cash Flow Performance Share Program” in the narrative to this table.
(8)These awards were granted as part of our annual review process and awarded under our 2011 LTIP, as effective on the respective date of grant.
(9)On May 2, 2022, Mr. Butcher was granted stock awards in connection with his promotion to Executive Vice President, Group President, MedSurg and Asia Pacific. The RSU and non-qualified stock option awards for Mr. Butcher each vest in four equal annual installments, beginning on the first anniversary of the date of grant.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
The following provides information about the terms of our 2022 Annual Bonus Plan, 2022 Performance Share Programs and our 2011 LTIP, pursuant to which our NEOs were awarded short- and long-term incentive compensation, as applicable and detailed in the tables above. For additional information regarding the application of these plans and programs to our NEOs in 2022, please see the Compensation Discussion & Analysis.
2022 Annual Bonus Plan
Our 2022 Annual Bonus Plan is administered by our Compensation Committee. The plan year for our 2022 Annual Bonus Plan ran from January 1, 2022 to December 31, 2022. Generally, all U.S. salaried employees not eligible for commissions under sales compensation plans and certain international employees selected for participation were eligible to participate in our 2022 Annual Bonus Plan, provided they had at least two full months of service during the plan year. Participants generally must be employed with us on the date payments are made in order to receive awards under the plan. However, in the event of death or retirement or certain involuntary terminations without cause, in each case, as described in the 2022 Annual Bonus Plan, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate. Participants who have at least two months of eligibility, but less than a full year, similarly may receive awards under the 2022 Annual Bonus Plan on a prorated basis.
Target Incentive Award Opportunity
Each participant is provided with a target incentive award opportunity under the 2022 Annual Bonus Plan expressed as a percentage of his or her base salary. For a discussion of the 2022 target incentive award opportunities for our NEOs, please see the Compensation Discussion & Analysis sections titled “Individual Target Incentive Award Opportunity” and “2022 Annual Bonus Plan Awards Paid to Our NEOs.”
Company Performance Funds Total Bonus Pool
Company Performance Metrics and Weighting.  Under the 2022 Annual Bonus Plan, after year-end, a single Company-wide annual bonus pool (Total Bonus Pool) is funded based on the Company’s performance measured against important Company-level financial performance metric targets. For 2022, our Compensation Committee selected adjusted EPS and adjusted net sales as our Company-level financial performance metrics, weighted at 40% and 45% respectively. The Compensation Committee also included an ESG scorecard, consisting of DE&I, Employee Engagement and Environmental metrics, with a total weighting of 15%, with each component given a 5% weighting.
Company Metrics Defined. For purposes of our 2022 Annual Bonus Plan: (i) adjusted EPS equals adjusted net income (loss) divided by weighted average shares outstanding for the performance year (adjusted net income (loss) equals GAAP net income (loss) excluding certain charges (credits) from GAAP net income, including, but not limited to, amortization expense,

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goodwill and intangible asset impairment charges, acquisition/divestiture- related net charges (credits), investment portfolio gains and losses, restructuring and restructuring-related net charges (credits), and certain litigation-related net charges (credits),EU Medical Device Regulation implementation costs, debt extinguishment charges, deferred tax expenses (benefits) and discrete tax items); (ii) adjusted net sales is calculated at an assumed standard constant currency basis that excludes the impact of foreign currency fluctuations, which are highly variable and difficult to predict, and other adjustments; and (iii) the calculation for ESG metric performance is based on ratings assigned to each of the three ESG metrics: DE&I, Employee Engagement and Environmental, based on performance against set targets.
For a discussion of the Company level targets under the 2022 Annual Bonus Plan, funding of the Total Bonus Pool and the individual performance component of the 2022 Annual Bonus Plan, please see the Compensation Discussion & Analysis section titled “Short-Term Incentives.”
Clawback of Annual Bonus Plan Award
Our 2022 Annual Bonus Plan provides that, to the extent permitted by applicable law, our Board will seek reimbursement of incentive compensation paid to any executive officer under the plan in the event of a restatement of our financial results that reduced a previously granted award’s size or payment. Under such circumstances, and to the extent permitted by applicable law, we would seek to recover the amount of the 2022 Annual Bonus Plan award paid to such executive that was in excess of the amount that would have been paid based on the restated financial results. Additionally, our 2022 Annual Bonus Plan provides that to the extent permitted by applicable law, our Board may seek reimbursement of incentive compensation paid to an executive under the plan in the event of executive misconduct or gross dereliction of duty that resulted in a material violation of Company policy and caused significant harm to the Company. In such an event, and to the extent permitted by applicable law, the Board may seek reimbursement of all or a portion of cash incentive compensation awards paid within a certain time period under the plan.
2022 Total Shareholder Return Performance Share Program
(TSR PSP)
Our 2022 TSR PSP is administered under our 2011 LTIP, as effective at the time of grant of performance-based RSUs under the program. The TSR performance-based RSUs awarded under the TSR PSP vest upon the satisfaction of both the Company performance criteria and service criteria under the 2022 TSR PSP, subject to acceleration in the event of certain qualifying terminations discussed below. Our executives, including our NEOs, are eligible to participate in the 2022 TSR PSP, which is administered by our Compensation Committee. For a discussion of the TSR performance-based RSUs awarded to our NEOs in 2022, please see the Compensation Discussion & Analysis section titled “2022 Long-Term Incentive Awards for our NEOs.”
Company Performance Criteria
For a discussion of the Company performance criteria under the 2022 TSR PSP, please see the Compensation Discussion & Analysis section titled “2022 Long-Term Incentive Awards for our NEOs.”
Calculation of TSR and Percentile Performance. The TSR for the Company and each other company in the S&P 500 Health Care Index for the three-year performance period is determined based on the following formula:
(Change in Stock Price + Dividends Paid) / Beginning Stock Price
The change in stock price is determined by subtracting the beginning stock price (the daily average closing price of one share of common stock for the two calendar months prior to the beginning of the performance period) from the ending stock price (the daily average closing price of one share of common stock for the last two calendar months of the performance period). The dividends paid are the total of all cash dividends paid on one share of common stock during the performance period.
Following the calculation of the TSR for the three-year performance period for our Company and each of the other companies in the S&P 500 Health Care Index, the companies will be ranked in order of maximum to minimum TSRs for the full three-year performance period. Our percentile performance will be determined by (i) dividing (a) our ranking versus that of the other companies in the S&P 500 Health Care Index minus one, by (b) the total number of companies in the S&P 500 Health Care Index minus one, and (ii) subtracting the result from one.

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Service Criteria
Generally under the 2022 TSR PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2022 TSR PSP and/or the 2011 LTIP, a participant must be employed with us on December 31, 2024 to be eligible to receive shares of our common stock in respect of his or her TSR performance-based RSUs as to which the performance criteria under the program have been satisfied.
For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see “Potential Payments Upon Termination or Change in Control.”
2022 Free Cash Flow Performance Share Program (FCF PSP)
Our 2022 FCF PSP is administered under our 2011 LTIP, as effective at the time of grant of performance-based RSUs under the program. The 2022 grants of FCF performance-based RSUs vest upon the satisfaction of each of the one-year Company performance criteria, Adjusted FCF objectives, and the three-year service criteria (inclusive of the performance period) under the 2022 FCF PSP, subject to acceleration in the event of certain qualifying terminations discussed below under “Potential Payments Under Termination or Change in Control.” Our executives, including our NEOs, were eligible to participate under the 2022 FCF PSP, which is administered by our Compensation Committee. For a discussion of the 2022 FCF performance-based RSUs awarded to our NEOs and the Company’s achievement of the Company performance criteria under the program, please see the Compensation Discussion & Analysis section titled “2022 Long-Term Incentive Awards for our NEOs.”
Based on engagement with stockholders, the Adjusted FCF PSP will be replaced with an Organic Net Sales Growth Program beginning in 2023. The Organic Net Sales Growth Program will have a three-year performance period and is designed to reinforce the concept of pay for performance by providing incentives for the achievement of key long-term business performance objectives critical to the Company’s success.
Company Performance Criteria
For a discussion of the Company performance criteria under the 2022 FCF PSP, please see the Compensation Discussion & Analysis sections titled “Long-Term Incentives” and “2022 Long-Term Incentive Awards for our NEOs.”
Service Criteria
Generally under the 2022 FCF PSP, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described in the 2022 FCF PSP and/or the 2011 LTIP, a participant must be employed with us on December 31, 2024 to be eligible to receive shares of our common stock in respect of his or her 2022 FCF performance-based RSUs as to which the performance criteria under the program have been satisfied.
For information regarding potential payments upon certain terminations of employment or in connection with a change in control, please see “Potential Payments Upon Termination or Change in Control.”
Amended and Restated 2011 Long-Term Incentive Plan (2011 LTIP)
Employees, directors and other individuals who provide services to us and our affiliates who, in the opinion of the Compensation Committee, are in a position to make a significant contribution to our success or that of our affiliates are eligible for Awards under our 2011 LTIP.
The purpose of the broad-based equity incentive award opportunities available for grant under our 2011 LTIP is to attract, retain, engage and focus key employees and other eligible participants on achieving long-term stockholder value by rewarding them for the increased performance of our common stock underlying such awards. Our 2011 LTIP is administered by our Compensation Committee and provides for the grant of restricted or unrestricted common stock, restricted stock units, options to acquire our common stock, and stock appreciation rights (SARs), including types of awards subject to attainment of performance conditions. Our 2011 LTIP prohibits repricing or replacement of options or SARs and the issuance of in-the-money options or SARs, and includes limitations on the amounts of grants and payments to any individual within a given year as well as certain other customary limitations.
Generally, the restricted stock units granted to our executives, including our NEOs, vest in four equal annual installments from the first anniversary of the date of grant, subject to continued service on each applicable vesting date. Generally, stock

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options vest in four equal annual installments, subject to continued service on each applicable vesting date, and expire on the tenth anniversary of the date of grant.
Certain Separations From Service
Generally, except with respect to termination of employment due to retirement, death or disability, or in connection with a change in control, in each case, as described therein or as otherwise provided for in the applicable award agreement, all equity awards terminate to the extent not vested immediately prior to the cessation of employment, and to the extent vested but not exercised at such time, remain exercisable for the lesser of one year or until the expiration of the stated term of the award. Further, in the event of a termination for “cause” (defined as conviction of, or a failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation), or as a result of reasons that cast such discredit on the individual as to justify immediate termination of the award, in each case, as determined in the Compensation Committee’s sole discretion, all outstanding equity awards (including unexercised stock options, whether vested or unvested) terminate immediately upon notice of such termination.
For a discussion of our plans and arrangements under which a change in control and/or termination of employment triggers payments or benefits, including our 2011 LTIP, please see the narrative to the tables appearing in “Potential Payments Upon Termination or Change in Control.” Potential payments to our NEOs in 2022 under such plans or arrangements are included in the tables appearing in “Potential Payments Upon Termination or Change in Control.”
2022 Equity Awards
With respect to our executives, including our NEOs, our Compensation Committee set the mix of equity award opportunities under our 2022 Long-Term Incentive Program at 25% target TSR performance-based RSUs, 25% target FCF performance-based RSUs, 25% stock options and 25% service-based RSUs. The stock options and the service-based RSUs granted in 2022 vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date and except as set forth under “Certain Separations from Service.” For a discussion of the 2022 equity awards made to our NEOs, please see the Compensation Discussion & Analysis section titled “Long-Term Incentives.”

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Outstanding Equity Awards at Fiscal Year End
The following table provides information with respect to outstanding unexercised non-qualified stock options and unvested restricted stock units for each NEO as of December 31, 2022.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Michael F. Mahoney	2/24/2014	173,041	0	13.08	2/24/2024
	2/23/2015	334,051	0	16.31	2/23/2025
	2/22/2016	337,268	0	17.26	2/22/2026
	2/28/2017	296,442	0	24.55	2/28/2027
	2/15/2018	278,086	0	27.09	2/15/2028
	2/21/2019	163,437	54,480	40.12	2/21/2029
	2/18/2020	121,680	121,682	42.16	2/18/2030
	2/17/2021	58,962	176,887	37.50	2/17/2031
	2/16/2022	0	186,029	44.19	2/16/2032
	2/15/2018					18,457		854,005
	2/21/2019					16,825		778,493
	2/18/2020					32,614		1,509,050
	2/17/2021					55,000		2,544,850
	2/16/2022					65,059		3,010,280
	2/18/2020					57,791	(4)	2,673,990
	2/18/2020					0	(5)	0
	2/17/2021					95,919	(6)	4,438,172
	2/16/2022					57,121	(7)	2,642,989
	2/17/2021								146,666	(8)	6,786,236
	2/16/2022								130,118	(9)	6,020,560
Daniel J. Brennan	2/28/2013	7,572	0	7.39	2/28/2023
	2/24/2014	27,323	0	13.08	2/24/2024
	2/23/2015	45,259	0	16.31	2/23/2025
	2/22/2016	50,591	0	17.26	2/22/2026
	2/28/2017	72,463	0	24.55	2/28/2027
	2/15/2018	62,569	0	27.09	2/15/2028
	2/21/2019	35,562	11,855	40.12	2/21/2029
	2/18/2020	27,654	27,655	42.16	2/18/2030
	2/17/2021	14,740	44,222	37.50	2/17/2031
	2/16/2022	0	48,529	44.19	2/16/2032
	2/15/2018					4,153		192,159
	2/21/2019					3,661		169,394
	2/18/2020					7,412		342,953
	2/17/2021					13,750		636,213
	2/16/2022					16,972		785,294
	2/18/2020					13,134	(4)	607,710
	2/18/2020					0	(5)	0
	2/17/2021					23,979	(6)	1,109,508
	2/16/2022					14,901	(7)	689,469
	2/17/2021								36,666	(8)	1,696,536
	2/16/2022								33,944	(9)	1,570,589

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Name	Option Awards						Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Arthur C. Butcher	2/23/2015	10,822	0		16.31	2/23/2025
	2/22/2016	16,143	0		17.26	2/22/2026
	6/1/2016	25,412	0		22.71	6/1/2026
	2/28/2017	24,703	0		24.55	2/28/2027
	2/15/2018	27,808	0		27.09	2/15/2028
	2/21/2019	16,646	5,549		40.12	2/21/2029
	2/18/2020	17,698	17,770		42.16	2/18/2030
	2/17/2021	9,112	27,337		37.50	2/17/2031
	2/16/2022	0	29,117		44.19	2/16/2032
	5/2/2022	0	22,267	(12)	41.63	5/2/2032
	2/15/2018						1,846		85,414
	2/21/2019						1,714		79,307
	2/18/2020						4,744		219,505
	2/17/2021						8,500		393,295
	2/16/2022						10,183		471,167
	5/2/2022						8,407	(12)	388,992
	2/18/2020						8,405	(4)	388,899
	2/18/2020						0	(5)	0
	2/17/2021						14,823	(6)	685,860
	2/16/2022						8,940	(7)	413,654
	2/17/2021									22,666	(8)	1,048,756
	2/16/2022									20,366	(9)	942,335
Joseph M. Fitzgerald	2/24/2014	56,921	0		13.08	2/24/2024
	2/23/2015	58,189	0		16.31	2/23/2025
	2/22/2016	59,021	0		17.26	2/22/2026
	3/3/2017	57,618	0		24.98	3/3/2027
	12/1/2017	306,372	0		26.15	12/1/2027
	2/15/2018	69,521	0		27.09	2/15/2028
	2/21/2019	37,832	12,611		40.12	2/21/2029
	2/18/2020	27,654	27,655		42.16	2/18/2030
	7/1/2020	0	116,959	(10)	35.28	7/1/2030
	2/17/2021	13,400	40,202		37.50	2/17/2031
	2/16/2022	0	45,294		44.19	2/16/2032
	2/15/2018						4,615		213,536
	2/21/2019						3,895		180,222
	2/18/2020						7,412		342,953
	2/17/2021						12,500		578,375
	2/16/2022						15,840		732,917
	2/18/2020						13,134	(4)	607,710
	2/18/2020						0	(5)	0
	2/17/2021						21,799	(6)	1,008,640
	2/16/2022						13,907	(7)	643,477
	2/17/2021									33,332	(8)	1,542,272
	2/16/2022									31,680	(9)	1,465,834

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Name	Option Awards						Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)		Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Jeffrey B. Mirviss	2/23/2015	30,172		0	16.31	2/23/2025
	2/22/2016	33,726		0	17.26	2/22/2026
	2/28/2017	32,938		0	24.55	2/28/2027
	2/15/2018	30,589		0	27.09	2/15/2028
	12/3/2018	29,114	(11)	0	38.51	12/03/2028
	2/21/2019	27,239		9,080	40.12	2/21/2029
	2/18/2020	21,017		21,018	42.16	2/18/2030
	2/17/2021	10,720		32,161	37.50	2/17/2031
	2/16/2022	0		33,970	44.19	2/16/2032
	2/15/2018						2,031		93,974
	12/3/2018						649		30,029
	2/21/2019						2,804		129,741
	2/18/2020						5,634		260,685
	2/17/2021						10,000		462,700
	2/16/2022						11,880		549,688
	2/18/2020						9,981	(4)	461,821
	2/18/2020						0	(5)	0
	2/17/2021						17,439	(6)	806,903
	2/16/2022						10,430	(7)	482,596
	2/17/2021									26,666	(8)	1,233,836
	2/16/2022									23,760	(9)	1,099,375
(1)All stock options are non-qualified stock options and vest in four equal annual installments beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(2) Unless otherwise noted, all service-based RSUs granted in 2017 and 2018 vest in five equal annual installments and beginning in 2019 all service-based RSUs vest in four equal annual installments, in each case beginning on the first anniversary of the date of grant, subject to continued service on each applicable vesting date.
(3)Unless otherwise noted, the amounts reflected in this column are based on the closing price of our common stock on December 30, 2022, the last trading day of the year, which was $46.27.
(4)In February 2020, each of our NEOs was awarded FCF performance-based RSUs under our 2020 FCF PSP. Our Adjusted FCF performance over the one-year performance period that ended December 31, 2020 was 94.3% relative to target performance for the same period. Accordingly, in February 2021, the Compensation Committee determined that pursuant to the terms of the 2020 FCF PSP, 88.6% of the target number of FCF performance-based RSUs had satisfied the performance criteria under the program. These awards were settled in January 2023.
(5)In February 2020, each of our NEOs was awarded TSR performance-based RSUs under our 2020 TSR PSP. Our total shareholder return performance was ranked 38 of 53 relative to that of the other companies in the S&P 500 Health Care Index over the performance cycle comprising the three-year period that ended December 31, 2022. Accordingly, in February 2023, the Compensation Committee determined that pursuant to the terms of the 2020 TSR PSP, 0% of the target number of TSR performance‐based RSUs had been earned based on the performance criteria under the program. As a result, no shares of common stock were delivered or otherwise made available to our NEOs in February 2023.
(6)In February 2021, each of NEOs was awarded FCF performance-based RSUs under our 2021 FCF PSP. Our Adjusted FCF performance over the one-year performance period that ended December 31, 2021 was 115.4% relative to target performance for the same period. Accordingly, in February 2022, the Compensation Committee determined that pursuant to the terms of the 2021 FCF PSP, 130.8% of the target number of FCF performance-based RSUs had satisfied the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that will be delivered or otherwise made available to our NEOs no later than January 15, 2024 in settlement of the units awarded to them in 2021 so long as the service criteria is also satisfied. As of December 31, 2022, such units were unearned and remained subject to forfeiture under the terms of the 2021 FCF PSP.

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(7)In February 2022, each of our NEOs was awarded FCF performance-based RSUs under our 2022 FCF PSP. Our Adjusted FCF performance over the one-year performance period that ended December 31, 2022 was 93.9% relative to target performance for the same period. Accordingly, in February 2023, the Compensation Committee determined that pursuant to the terms of the 2022 FCF PSP, 87.8% of the target number of FCF performance-based RSUs had satisfied the performance criteria under the program. Amounts for these awards represent the number of shares of our common stock that will be delivered or otherwise made available to our NEOs no later than January 15, 2025 in settlement of the units awarded to them in 2022 so long as the service criteria is also satisfied. As of December 31, 2022, such units were unearned and remained subject to forfeiture under the terms of the 2022 FCF PSP.
(8)In February 2021, each of our NEOs was awarded TSR performance-based RSUs under our 2021 TSR PSP. In accordance with SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2022 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the two-year performance period from January 1, 2021 through December 31, 2022 (instead of through the end of the performance period on December 31, 2023) was between the target and maximum level of performance under the program.
(9)In February 2022, each of our NEOs was awarded TSR performance-based RSUs under our 2022 TSR PSP. In accordance with SEC rules, the number of performance-based RSUs shown represents the number of units that may be earned as of December 31, 2022 based on the maximum performance. The SEC rules require that the maximum number of units be disclosed because the number of units that would have been earned based on actual results under the performance conditions for the one-year period from January 1, 2022 through December 31, 2022 (instead of through the end of the performance period on December 31, 2023) was between the target and maximum level of performance under the program.
(10)In connection with Mr. Fitzgerald’s offer of employment, as the Executive Vice President and President, Interventional Cardiology, Mr. Fitzgerald was granted an equity incentive award in the form of non-qualified stock options, which vested in one single installment on January 1, 2023.
(11)On December 3, 2018, Mr. Mirviss was granted an award for retention purposes. The RSU award for Mr. Mirviss vests in five equal annual installments, beginning on the first anniversary of the date of grant. The option award for Mr. Mirviss vests in four equal annual installments, beginning on the first anniversary of the date of grant.
(12)On May 2, 2022, Mr. Butcher was granted stock awards in connection with his promotion to Executive Vice President, Group President, MedSurg and Asia Pacific. The RSU and non-qualified stock option awards for Mr. Butcher each vest in four equal annual installments, beginning on the first anniversary of the date of each grant.
Options Exercised and Stock Vested
The following table sets forth information regarding stock options that were exercised and RSUs that vested for our NEOs during the year ended December 31, 2022:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Michael F. Mahoney	503,310	15,775,482	148,887	6,392,672
Daniel J. Brennan	65,369	1,957,916	33,777	1,450,894
Arthur C. Butcher	5,411	155,242	16,468	706,245
Joseph M. Fitzgerald	79,264	3,201,473	34,019	1,459,509
Jeffrey B. Mirviss	29,599	977,610	23,774	1,020,702
(1)The amounts shown in this column represent the number of shares acquired on exercise multiplied by the difference between the option exercise price and the closing price of our common stock on the date of exercise.
(2)The amounts shown in this column represent the number of shares vested or earned multiplied by the closing price of our common stock on the vesting date.
Defined Benefit Retirement Plan
All of our executive officers, including our NEOs, are eligible to participate in our defined benefit Executive Retirement Plan, as amended and restated, effective June 1, 2022. The Executive Retirement Plan is a defined benefit plan that is intended to provide a clear and consistent approach to managing retirement-eligible executive departures with a standard, mutually understood separation and post-employment relationship. The plan provides retiring executives with a lump sum benefit of 2.5 months of salary for each year of service, up to a maximum of 36 months’ pay. The lump sum payments are made in the first payroll period after the last day of the six-month period following retirement. Receipt of payment is conditioned upon

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the retiring employee entering into a separation agreement with us that includes a release of claims and customary non-disclosure, non-competition, non-solicitation and non-disparagement clauses in favor of the Company. The plan provides that in the event the executive breaches the non-competition or non-solicitation provision of his or her separation agreement, the executive must, in addition to any other court-ordered relief, repay to the Company all amounts paid under the plan.
To receive benefits under the plan, upon his or her retirement an executive’s age plus his or her years of service with us must exceed 65 years (provided that the executive is at least 55 years old and has been employed by us for at least five years). For purposes of the plan, “retirement” means any separation from service (as defined in the plan) other than a termination for “cause” (defined as conviction of, or failure to contest prosecution for, a felony, or misconduct or dishonesty that is harmful to our business or reputation). In addition, if an executive dies and is otherwise eligible for benefits under the plan on the date of his or her death, benefits under the plan will be paid within 60 days of the executive’s death.
For retirement-eligible NEOs as of December 31, 2022 (Messrs. Mahoney, Brennan, Fitzgerald and Mirviss), the present value of accrued benefits is calculated as the value of their lump sum benefit under the plan based on the NEO’s base salary, age and number of years of credited service as of December 31, 2022. For our NEO who was not eligible for retirement as of December 31, 2022 (Mr. Butcher, who will be retirement eligible in 2025), the present value of accrued benefits is calculated based on the respective NEO’s base salary, age and number of years of credited service as of December 31, 2022, discounted to December 31, 2022 from the earliest retirement eligibility date, using a discount rate of 5.27% per year. This valuation methodology is consistent with the methodology we use for financial statement accounting purposes, except that NEOs are assumed to remain employed by us until their earliest retirement age under the plan (or their age on December 31, if eligible for retirement on that date). For financial statement accounting purposes, the valuation considers the probability that the executives will achieve retirement age. For a more detailed description of the assumptions used in valuing accrued benefits under the plan, please see Note Q — Employee Retirement Plans to our 2022 consolidated financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2022.
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the numbers of years of service credited to each NEO, under our Executive Retirement Plan as of December 31, 2022.

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Michael F. Mahoney	BSC Executive Retirement Plan	11.20	3,266,667	—
Daniel J. Brennan	BSC Executive Retirement Plan	26.06	2,325,001	—
Arthur C. Butcher	BSC Executive Retirement Plan	26.00	1,712,395	—
Joseph M. Fitzgerald	BSC Executive Retirement Plan	32.21	2,235,000	—
Jeffrey B. Mirviss	BSC Executive Retirement Plan	24.12	1,905,000	—
(1)The numbers of years of credited service reflect the NEO’s actual years of service as of December 31, 2022. We do not credit additional years of service under the plan. Rather, the plan provides that the number of years of credited service is calculated through the NEO’s last day worked. Partially completed years of service are prorated based on calendar days and calculated to the second decimal point.
(2)Amounts are computed as of December 31, 2022, the same retirement plan measurement date used for financial statement reporting purposes for our audited financial statements for the year ended December 31, 2022.
Nonqualified Deferred Compensation
The Company’s Deferred Bonus Plan (the Deferred Bonus Plan) provides certain of our management, including our NEOs, an opportunity to defer a portion of their annual award under our Annual Bonus Plan. The Deferred Bonus Plan provides participants the opportunity to defer up to 75% of their annual award under our Annual Bonus Plan until the earlier of (i) termination of employment or (ii) an elected distribution date, such election to be made by June 30th of each year. Investment choices under the plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, participants may not elect to invest in the BSC Stock Fund. Distributions under the plan are in either lump sum payments or annual installments over a period of two to five years, as specified by the participant. Under our Deferred Bonus Plan, there were no deferral elections by any of our NEOs in 2020 or 2021, and in 2022, Mr. Butcher elected to defer 30% of his 2022 Annual Bonus Award payable in 2023 and Messrs. Fitzgerald and Mahoney elected to defer 75% of their 2022 Annual Bonus Plan Award payable in 2023.

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In September 2004, we committed to fund a special one-time contribution to our 401(k) Retirement Savings Plan for the benefit of our employees. In June 2005, we adopted an Excess Benefit Plan, a non-qualified deferred compensation plan designed to provide specific supplemental benefits to those employees who would have exceeded the 2004 Internal Revenue Code contribution limits if the special contribution had been made to their 401(k) plan accounts. Accordingly, the historic Excess Benefit Plan was established to accept the “overflow” contributions resulting from the special one-time contribution on behalf of participating employees, including certain of our NEOs. Investment choices under the historic Excess Benefit Plan are generally the same as those under our 401(k) Retirement Savings Plan, except that, among other things, executive officers may not elect to invest in the BSC Stock Fund. The investment elections are made by each participant and may be changed daily. Generally, a lump sum cash payment of their respective account balances under the plan is made to participants determined to be “specified employees,” including certain of our NEOs, commencing no earlier than six months and one day following their “separation from service.”
The table below shows the aggregate earnings and balances for each of our NEOs under our historic Excess Benefit Plan and Deferred Bonus Plan as of December 31, 2022.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(1)
Michael F. Mahoney(2)	Excess Benefit Plan	—	—	—	—	—
	Deferred Bonus Plan	—	—	(153,386)	—	822,876
Daniel J. Brennan	Excess Benefit Plan	—	—	(15,128)	—	72,638
	Deferred Bonus Plan	—	—	—	—	—
Arthur C. Butcher	Excess Benefit Plan	—	—	(14,119)	—	62,121
	Deferred Bonus Plan	—	—	(293,786)	—	1,379,717
Joseph M. Fitzgerald	Excess Benefit Plan	—	—	(28,749)	—	87,414
	Deferred Bonus Plan	—	—	(907,283)	—	4,039,044
Jeffrey B. Mirviss	Excess Benefit Plan	—	—	(4,269)	—	18,782
	Deferred Bonus Plan	—	—	(640,837)	—	2,701,473
(1)No portion of the amounts in this column is included in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column for 2022, 2021, or 2020 in the Executive Compensation section titled “Summary Compensation Table,” as the earnings were neither above-market nor preferential.
(2)Mr. Mahoney was not employed by the Company when the one-time 401(k) contribution was made to our historic Excess Benefit Plan.
The investment choices under the historic Excess Benefit Plan and the Deferred Bonus Plan and their annual rates of return for the year ended December 31, 2022 are contained in the following table.

Name of Investment Option	2022 Rate of Return(%)
American Funds EuroPacific Growth Fund Class R-6	(22.72)
Metropolitan West Total Return Bond Fund Class I	(14.79)
PRIMECAP Odyssey Growth Fund	(14.35)
T. Rowe Price Institutional Small-Cap Stock Fund	(23.31)
T. Rowe Price Value Fund I Class	(11.26)
Vanguard Extended Market Index Fund Institutional Plus Shares	(26.45)
Vanguard Federal Money Market Fund Investor Shares	1.55
Vanguard Institutional 500 Index Trust Shares	(18.13)
Vanguard Institutional Index Fund Institutional Plus Shares	(18.13)
Vanguard Total Bond Market Index Fund Institutional Shares	(13.14)
Vanguard Total International Stock Index Fund Institutional Shares	(15.97)
Vanguard Wellington Fund Admiral Shares	(14.26)

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Potential Payments Upon Termination or Change in Control
Executive Retirement Plan
All of our executives, including our NEOs, are eligible to participate in our Executive Retirement Plan. The Executive Retirement Plan is intended to provide a clear and consistent approach to managing executive departures with a standard mutually-understood separation and post-employment relationship. The benefits payable to our executives upon “retirement” under the Executive Retirement Plan, as well as the present value of amounts accrued thereunder as of December 31, 2022, are reflected in the table and the related footnotes and narrative to the section titled “Defined Benefit Retirement Plan.” In addition, changes in the present value of the benefits under the Executive Retirement Plan from December 31, 2021 to December 31, 2022 are reflected in the “Change in Pension Value and Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table. For further discussion of our Executive Retirement Plan, please see the footnotes and narrative to the table appearing in the section titled “Defined Benefit Retirement Plan.”
Change in Control Agreements
We have entered into Change in Control Agreements with our executives, including our NEOs, and other key employees. Our Change in Control Agreements for our executives are limited to a three-year term and provide that if both a change in control occurs during the term of the agreement and the executive’s employment is terminated either by us without “Cause” or by the executive for “Good Reason” (each as described below) during the two-year period following the change in control, then the executive would be entitled to certain compensation as set forth herein. As part of the ongoing evaluation of our executive compensation programs, our Compensation Committee reviewed the existing form of Change in Control Agreement for executive officers below the CEO level and, in May 2022 approved certain modifications to better align executive compensation with increasing stockholder value following a change in control. The revised Change in Control Agreements provide for a cash severance payment amount following a change in control (as defined therein) of two instead of three times base salary and bonus as provided for under the agreements prior to amendment. These changes will become effective upon expiration of existing Change in Control Agreements and execution of the new form of Change in Control Agreements incorporating this amendment. On the occurrence of the events set forth above, the non-CEO executive officer would be entitled to receive a lump sum payment of two times the sum of (i) the executive’s base salary and (ii) target incentive bonus (or prior year’s bonus, if higher). This change will be applicable to all executive officers below the CEO level by March 2025. Additionally, an executive would be entitled to receive a prorated target incentive bonus for the year in which his or her termination occurred, continuation of health, life insurance and other welfare benefits for up to three years, and reimbursement for up to $100,000 in legal fees and expenses incurred by an executive in disputing termination or enforcing rights under his or her Change in Control Agreement. Our Change in Control Agreements further provide that all equity awards granted to executives require both a change in control and a termination without Cause or resignation by the executive for Good Reason within two years after the change in control in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested.
The Change in Control Agreements include a “best net” provision that requires a reduction in the amount of the severance paid to an executive if the reduction would result in a greater after-tax amount. In exchange for the benefits afforded under our Change in Control Agreements, our executives agree to certain non-disclosure restrictions, a two-year non-solicitation obligation and to execute and not revoke a release in favor of the Company. Executives, including our NEOs, who receive payments under our Change in Control Agreements cannot also receive payments and benefits under our Executive Retirement Plan or Severance Plan For Exempt Employees (the Severance Plan).
For purposes of our Change in Control Agreements, “Cause” generally means willfully engaging in criminal or fraudulent acts or gross misconduct that is demonstrably and materially injurious to us. “Good Reason” generally means, among other things, assignment of duties inconsistent with the executive’s status as an executive or an adverse alteration of the executive’s duties; a reduction in annual base salary or bonus or failure to increase salary at a rate commensurate with that of other key executives; an adverse change in long-term incentive opportunities; failure by the Company to continue to provide comparable benefits or continue in effect, or continue the executive’s participation in, any compensation plan in which the executive participates; the relocation of the executive’s principal place of work more than 50 miles; or failure by the

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Company to obtain a satisfactory agreement from any successor entity to agree to perform the Change in Control Agreement.
Long-Term Incentive Plan
Equity awards granted to our executives under our 2011 LTIP, as previously in effect and as amended, require both a change in control and a subsequent termination without Cause or resignation for Good Reason pursuant to the terms of our Change in Control Agreements for accelerated vesting where the surviving or acquiring entity assumes outstanding awards.
The terms of all service-based RSUs granted in 2022 to our employees, including our NEOs, provide that in the event that the employee’s employment terminates:
(i)due to retirement (as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service-based RSUs will immediately lapse and be forfeited;
(ii)due to death or disability (in each case as defined in the 2011 LTIP) prior to the first anniversary of the equity award grant date, the unvested service-based RSUs will vest in full; or
(iii)due to retirement, death or disability after the first anniversary of the equity award grant date, the unvested service-based RSUs will vest in full.
Our 2011 LTIP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2011 Long-Term Incentive Plan.”
TSR Performance Share Programs
Our TSR PSPs cover our executives, including our NEOs, and are administered by the Compensation Committee. Under our 2020, 2021, and 2022 TSR PSPs, if a participant’s employment terminates due to death or disability prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the TSR performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period as if the participant had been employed until the end of the three-year performance period. Under our 2020, 2021, and 2022 TSR PSPs, if a participant’s employment terminates due to retirement after December 31 in the year of grant and prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the TSR performance-based RSUs as to which the performance criteria under the program have been satisfied at the end of the three-year performance period, on a prorated basis through the date of retirement; however, such awards will be forfeited in their entirety in the event that retirement occurs on or prior to December 31 in the year of grant.
Pursuant to the terms of our Change in Control Agreements, the TSR performance-based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. Under our TSR PSPs and our Change in Control Agreements, if a change in control and a subsequent termination without Cause or resignation for Good Reason occurs after December 31 in the year of grant, but prior to the end of the three-year performance period, shares of our common stock will be issued in respect of the TSR performance-based RSUs as to which the performance criteria under the program have been satisfied on the last day of the month preceding the date on which the change in control is consummated, on a prorated basis. Such awards will be forfeited in their entirety in the event of a change in control that occurs prior to the end of the first year of the three-year performance period.
Our 2022 TSR PSP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2022 Total Shareholder Return Performance Share Program.”
FCF Performance Share Programs
Our FCF PSPs cover our executives, including our NEOs, and are administered by our Compensation Committee. Under our 2020, 2021 and 2022 FCF PSPs, if a participant’s employment terminates (i) due to retirement after the end of the one-year performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of retirement (however, such awards will be forfeited in their entirety in the event that retirement occurs prior to the end of the one-year performance period), or (ii) due to death or disability at any time before the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based

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RSUs as to which the performance criteria under the program have been satisfied as if the participant had been employed until the end of the three-year service period.
Pursuant to the terms of our Change in Control Agreements, the FCF performance-based RSUs awarded to our executives require both a change in control and a subsequent termination without Cause or resignation for Good Reason for accelerated vesting where the surviving or acquiring entity assumes outstanding awards. If such events occur after the end of the one-year performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied, on a prorated basis through the date of the change in control. However, such awards will be forfeited in their entirety in the event of a change in control that occurs prior to the end of the one-year performance period.
Our 2022 FCF PSP is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2022 Free Cash Flow Performance Share Program.”
2022 Annual Bonus Plan
Our 2022 Annual Bonus Plan is generally available to all U.S. salaried personnel not eligible for commissions under sales compensation plans, including our NEOs, and certain international employees working in positions designated by the Company as eligible to participate in the plan. To be eligible to receive their incentive award, participants generally must be employed by us on the date payments are made under the 2022 Annual Bonus Plan. However, in the event of death, retirement or certain involuntary terminations without cause, in each case, as described in the 2022 Annual Bonus Plan, participants may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). Grants of performance incentive awards to our NEOs under our 2022 Annual Bonus Plan are reflected in the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column, and our 2022 Annual Bonus Plan is more fully described under the section titled “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2022 Annual Bonus Plan,” as well as the Compensation Discussion & Analysis section titled “Short-Term Incentives.”
Severance Plans
We maintain severance plans for eligible employees, including our NEOs, under which participants are entitled to receive certain payments and benefits for specified periods of time following a qualifying termination. Such benefits are only available in the event of involuntary terminations due to layoff, defined in the severance plan as termination of employment that the Company determines is either (i) due to an anticipated facility relocation or closing or a reduction of staffing levels where the employee has not refused a similar position (as such term is defined under the severance plan) with the Company, or (ii) resulting from an anticipated sale, merger or reorganization of our Company where the employee is not provided an opportunity to be employed in a similar position with the acquiring or resulting entity. Executives, including our NEOs, who are eligible to receive payments under our Executive Retirement Plan or who receive severance payments under a Change in Control Agreement are not also eligible to receive payments and benefits under our severance plans.
The Severance Plan provides that director level and above exempt employees, including certain of our NEOs, are eligible for:
(i)two weeks of payments for each completed year of service to the Company, based on the weekly rate of the employee’s salary in effect on the date of his or her termination, with a minimum benefit of 26 weeks and a maximum benefit of 52 weeks;
(ii)one month of subsidized health and dental coverage for each completed year of service to the Company with a minimum benefit of six months and a maximum benefit of 12 months; and
(iii)outplacement services, in each case, in the event of certain involuntary terminations described above.
Additionally, the Severance Plan provides that, in the event of certain involuntary terminations, employees eligible to participate in our Annual Bonus Plan may be entitled to a prorated bonus if such involuntary termination occurs on or after October 1 of a calendar year. The prorated bonus is calculated by multiplying the amount of the bonus an employee would have received for the calendar year, had he or she remained employed by the Company until the bonus payment date (or, if less, the target bonus) (Bonus), times a fraction, as follows:

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Bonus	x	number of days in which employee was bonus eligible during calendar year number of days in the calendar year
Under the Severance Plan, the payment of severance benefits is subject to the Company’s receipt of a release of claims. In addition, the maximum severance payment available under the plan is limited to twice the Internal Revenue Code dollar limitation in effect for qualified plans for the calendar year immediately preceding the calendar year in which the termination occurs.
The following tables show potential payments to Messrs. Mahoney, Brennan, Butcher, Fitzgerald and Mirviss under existing agreements, plans or other arrangements, for various scenarios involving a change in control or termination of employment, in each case assuming the termination was effective before the end of the day on December 31, 2022 and, where applicable, using the closing price of our common stock of $46.27 per share on December 30, 2022, the last trading day of the year. In each case, amounts in these tables do not include amounts payable, if any, to our NEOs who were not retirement eligible on December 31, 2022 pursuant to our Executive Retirement Plan, which are described in the table and accompanying narrative and footnotes in the section titled “Defined Benefit Retirement Plan.”
Michael F. Mahoney

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	4,200,000	—	—	—
Bonus	—	—	—	—	7,038,000	—	—	—
Pro rata Target Bonus(5)	—	2,170,000	2,170,000	—	2,170,000	2,170,000	2,170,000	2,170,000
Total Cash Severance	—	2,170,000	2,170,000	—	13,408,000	2,170,000	2,170,000	2,170,000
Benefits
Health and Welfare Benefits(6)	—	—	—	—	57,458	—	—	—
Post-Termination Life Insurance	—	—	—	—	2,376	—	—	—
Executive Retirement Plan(7)	—	3,266,667	3,266,667	—	—	3,266,667	3,266,667	3,266,667
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	3,266,667	3,266,667	—	59,833	3,266,667	3,266,667	3,266,667
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	2,386,464	2,386,464	—	2,773,404	2,773,404	2,773,404	2,386,464
Value of Accelerated Restricted Stock Units(10)	—	14,486,133	14,486,133	—	17,496,413	28,109,018	28,109,018	14,486,133
Total Value of Accelerated Equity Grants	—	16,872,597	16,872,597	—	20,269,817	30,882,422	30,882,422	16,872,597
Total Value: All Benefits	—	22,309,264	22,309,264	—	33,737,650	36,319,089	36,319,089	22,309,264

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Daniel J. Brennan

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	2,325,000	—	—	—
Bonus	—	—	—	—	2,557,500	—	—	—
Pro rata Target Bonus(5)	—	852,500	852,500	—	852,500	852,500	852,500	852,500
Total Cash Severance	—	852,500	852,500	—	5,735,000	852,500	852,500	852,500
Benefits
Health and Welfare Benefits(6)	—	—	—	—	57,347	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,815	—	—	—
Executive Retirement Plan(7)	—	2,325,001	2,325,001	—	—	2,325,001	2,325,001	2,325,001
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	2,325,001	2,325,001	—	59,162	2,325,001	2,325,001	2,325,001
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	574,397	574,397	—	675,338	675,338	675,338	574,397
Value of Accelerated Restricted Stock Units(10)	—	3,479,847	3,479,847	—	4,265,141	7,000,355	7,000,355	3,479,847
Total Value of Accelerated Equity Grants	—	4,054,244	4,054,244	—	4,940,479	7,675,693	7,675,693	4,054,244
Total Value: All Benefits	—	7,231,745	7,231,745	—	10,734,641	10,853,194	10,853,194	7,231,745

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Arthur C. Butcher

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	580,000	—	1,300,000	—	—	—
Bonus	—	—	—	—	975,000	—	—	—
Pro rata Target Bonus(5)	—	—	487,500	—	487,500	—	487,500	—
Total Cash Severance	—	—	1,067,500	—	2,762,500	—	487,500	—
Benefits
Health and Welfare Benefits(6)	—	—	19,237	—	64,718	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,491	—	—	—
Executive Retirement Plan(7)	—	—	—	—	—	—	—	—
Other Benefits(8)	—	—	2,000	—	—	—	—	—
Total Benefits	—	—	21,237	—	66,209	—	—	—
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	—	—	—	407,182	407,182	407,182	—
Value of Accelerated Restricted Stock Units(10)	—	—	—	—	2,973,284	4,628,305	4,628,305	—
Total Value of Accelerated Equity Grants	—	—	—	—	3,380,466	5,035,487	5,035,487	—
Total Value: All Benefits	—	—	1,088,737	—	6,209,175	5,035,487	5,522,987	—

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Joseph M. Fitzgerald

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	2,235,000	—	—	—
Bonus	—	—	—	—	2,529,540	—	—	—
Pro rata Target Bonus(5)	—	633,250	633,250	—	633,250	633,250	633,250	633,250
Total Cash Severance	—	633,250	633,250	—	5,397,790	633,250	633,250	633,250
Benefits
Health and Welfare Benefits(6)	—	—	—	—	57,317	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,662	—	—	—
Executive Retirement Plan(7)	—	2,235,000	2,235,000	—	—	2,235,000	2,235,000	2,235,000
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	2,235,000	2,235,000	—	58,979	2,235,000	2,235,000	2,235,000
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	1,829,171	1,829,171	—	1,923,382	1,923,382	1,923,382	1,829,171
Value of Accelerated Restricted Stock Units(10)	—	3,314,963	3,314,963	—	4,047,880	6,582,107	6,582,107	3,314,963
Total Value of Accelerated Equity Grants	—	5,144,134	5,144,134	—	5,971,262	8,505,489	8,505,489	5,144,134
Total Value: All Benefits	—	8,012,384	8,012,384	—	11,428,031	11,373,739	11,373,739	8,012,384

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Jeffrey B. Mirviss

Payments Due Upon Termination:	Termination for Cause ($)(1)	Voluntary Termination ($)(2)	Involuntary Termination Without Cause ($)(3)	Change in Control ($)(4)	Termination Following Change in Control ($)(4)	Disability ($)	Death ($)	Retirement ($)
Cash Severance
Base Salary	—	—	—	—	1,905,000	—	—	—
Bonus	—	—	—	—	1,720,638	—	—	—
Pro rata Target Bonus(5)	—	476,250	476,250	—	476,250	476,250	476,250	476,250
Total Cash Severance	—	476,250	476,250	—	4,101,888	476,250	476,250	476,250
Benefits
Health and Welfare Benefits(6)	—	—	—	—	57,287	—	—	—
Post-Termination Life Insurance	—	—	—	—	1,503	—	—	—
Executive Retirement Plan(7)	—	1,905,000	1,905,000	—	—	1,905,000	1,905,000	1,905,000
Other Benefits(8)	—	—	—	—	—	—	—	—
Total Benefits	—	1,905,000	1,905,000	—	58,790	1,905,000	1,905,000	1,905,000
280G or Other Tax Adjustment	—	—	—	—	—	—	—	—
Long Term Incentives
Value of Accelerated Stock Options(9)	—	424,278	424,278	—	494,936	494,936	494,936	424,278
Value of Accelerated Restricted Stock Units(10)	—	2,552,730	2,552,730	—	3,102,418	5,037,900	5,037,900	2,552,730
Total Value of Accelerated Equity Grants	—	2,977,008	2,977,008	—	3,597,354	5,532,836	5,532,836	2,977,008
Total Value: All Benefits	—	5,358,258	5,358,258	—	7,758,032	7,914,086	7,914,086	5,358,258
(1)Employees, including NEOs, are not entitled to any benefits upon termination for cause. All unvested equity awards, as well as all vested but unexercised stock options, are forfeited as of the date of termination for cause.
(2)No benefits were payable upon voluntary termination by our NEOs as of December 31, 2022, unless the NEO was retirement eligible. Messrs. Mahoney, Brennan, Fitzgerald, and Mirviss were retirement eligible as of December 31, 2022.
(3)Amounts in this column represent benefits payable upon involuntary termination by the Company on December 31, 2022 (other than termination for cause or in connection with a change in control). Amounts for Messrs. Mahoney, Brennan, Fitzgerald and Mirviss represent benefits payable pursuant to our 2022 Annual Bonus Plan and Executive Retirement Plan, as applicable. Because Messrs. Mahoney, Brennan, Fitzgerald and Mirviss are eligible to receive benefits under the Executive Retirement Plan, they are not eligible for any payments of benefits under the Severance Plan. Amounts for Mr. Butcher represent benefits payable pursuant to our 2022 Annual Bonus Plan and the Severance Plan only in the event of certain involuntary terminations under the plans where he is not otherwise offered similar employment within the Company.
(4)All equity awards granted to our executives require both a change in control and subsequent termination (without Cause or by the executive for Good Reason) in order to accelerate vesting; provided, however, that if the surviving or acquiring entity in a change in control transaction does not provide for the substitution or assumption of outstanding equity awards, such outstanding awards will immediately become fully vested. Amounts in the “Change in Control” column assume that the executive is not terminated subsequent to a change in control and that the surviving or acquiring entity in a change in control transaction provides for the substitution or assumption of outstanding equity awards. The Change in Control Agreements of Messrs. Brennan, Fitzgerald and Mirviss are subject to severance payouts of three times their respective base salary and bonus upon a change in control, each of which will expire during the period October 2023 to February 2025, at which time their severance multiplier will change from three to two. Mr. Butcher’s Change in Control Agreement incorporates the Company’s 2022 modification to the severance multiplier from three to two for executives below

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the CEO level. Mr. Mahoney’s severance multiplier in the event of a change in control is three times his base salary and bonus. Amounts in the “Termination Following Change in Control” column represent benefits payable under our Change in Control Agreements following termination without Cause or resignation by the executive for Good Reason on December 31, 2022 in connection with, and within two years of, a change in control of the Company. For a further description of our Change in Control Agreements, please see the section titled “Change in Control Agreements” in the narrative to these tables.
(5)Amounts in the “Pro rata Target Bonus” row represent the assumed on-plan bonus under our 2022 Annual Bonus Plan, which is equal to the incentive target amount under the plan, for each of our NEOs.
Under the 2022 Annual Bonus Plan, participants generally must be employed by us on the date payments are made in order to be eligible for their incentive award. However, in the event of death, retirement or certain involuntary terminations without cause, participants generally may receive their performance incentive awards for the year on a prorated basis based on the percentage of the year the participant was employed by us and eligible to participate (subject to certain minimum months of service requirements). For a further description of our 2022 Annual Bonus Plan, please see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table — 2022 Annual Bonus Plan,” as well as the Compensation Discussion & Analysis section titled “Short-Term Incentives.”
(6)In determining the value of health and welfare benefits, we used the assumptions used for financial reporting purposes under GAAP.
(7)Amounts in the “Executive Retirement Plan” row represent amounts earned under our Executive Retirement Plan, provided the NEO is eligible for benefits under the plan. In order to be eligible for benefits under the plan, the sum of an executive officer’s age and years of service must equal 65, provided that the executive is at least 55 years old and has completed at least five years of service with us. Messrs. Mahoney, Brennan, Fitzgerald and Mirviss were eligible for benefits under the plan on December 31, 2022.
(8)Amounts in the “Other Benefits” row represent payment of outplacement services under the Severance Plan.
(9)Amounts in the “Value of Accelerated Stock Options” row represent the number of shares underlying in-the-money unvested stock options held by each NEO, multiplied by the difference between that option’s exercise price and $46.27 (the closing price of our common stock on December 30, 2022, the last trading day of the year).
(10)Amounts in the “Value of Accelerated Restricted Stock Units” row represent the value of the number of each NEO’s performance and service-based RSUs, the vesting of which would have accelerated as of December 31, 2022, calculated by multiplying the number of accelerated RSUs by $46.27 (the closing price of our common stock on December 30, 2022, the last trading day of the year).
In February 2020, each of our NEOs was awarded TSR performance-based RSUs under our 2020 TSR PSP, the attainment of which was based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance period. Our total shareholder return performance was ranked 38 of 53 relative to that of the other companies in the S&P 500 Health Care Index over the performance cycle comprising the three-year period that ended December 31, 2022. Accordingly, in February 2023, the Compensation Committee determined that pursuant to the terms of the 2020 TSR PSP, 0% of the target number of TSR performance‐based RSUs had been earned based on the performance criteria under the program. As a result, no shares of common stock were delivered or otherwise made available to our NEOs under the 2020 TSR PSP.
In February 2021 and 2022, each of our NEOs was awarded TSR performance-based RSUs under our 2021 and 2022 TSR PSPs, respectively, the attainment of which will be based on the TSR of our common stock relative to the TSR of the common stock of the other companies in the S&P 500 Health Care Index over a three-year performance and service period (Performance Period). Under the 2021 and 2022 TSR PSPs, if (a) a participant is terminated without Cause or resigns for Good Reason following a change in control after December 31 in the year of grant but prior to the end of the Performance Period or (b) a participant’s employment terminates due to retirement after December 31 in the year of grant but prior to the end of the Performance Period, shares of our common stock will be issued in respect of the TSR performance-based RSUs as to which the performance criteria under the program had been satisfied, as of (x) for (a) above, the last day of the month preceding the date on which the change in control is consummated and (y) for (b) above, the end of the Performance Period, in each case prorated based on the number of months worked during the Performance Period, rounded to the nearest whole month. In addition, under our 2021 and 2022 TSR PSPs, if a participant’s employment is terminated due to death or disability before the end of the Performance Period, shares of our common stock will be issued in respect of the TSR performance-based RSUs as to which the performance criteria under the program has been satisfied at the end of the Performance Period, as if the participant had been employed through the end of the Performance Period.
If a NEO’s employment was terminated without Cause or if the NEO resigned for Good Reason following a change in control on December 31, 2022, (a) the awards under our 2021 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 140% of target because the Company’s TSR performance during the period beginning January 1, 2021 and ended December 31, 2022 ranked 23 compared to its 59 peers for that period, and (b) the awards under our 2022 TSR PSP would be forfeited because the change in control did not occur after December 31 in the year of grant. Because we have not yet reached the end of the Performance Period for the awards under the 2021 and 2022 TSR PSPs, we are unable to ascertain with certainty the value of the TSR performance-based RSUs the NEOs would be entitled to in the event of retirement, death or disability on December 31, 2022. In such events, assuming that the Company’s performance at the end of the Performance Period is the same as for the one- and two-year periods ended December 31, 2022, (a) the awards under our 2021 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 140% of target, and (b) the awards under our 2022 TSR PSP would accelerate, subject to proration as described in the foregoing paragraph, at 163% of target because the Company’s TSR performance during the period beginning January 1, 2022 and ended December 31, 2022 ranked 20 compared to its 62 peers for that period.
For a discussion of the actual performance under our 2020, 2021 and 2022 TSR PSPs, please see the footnotes to the table appearing in “Outstanding Equity Awards At Fiscal Year End.”
In February 2020, 2021, and 2022, each of our NEOs was awarded FCF performance-based RSUs under our 2020 FCF PSP, 2021 FCF PSP and 2022 FCF PSP, respectively. Our Adjusted FCF performance in 2020 was 94.3% relative to our 2020 internal financial plan; accordingly, in February 2021, the Compensation Committee determined that pursuant to the terms of the 2020 FCF PSP, 88.6% of the target number of FCF performance-based RSUs had been earned under the program. Our Adjusted FCF performance in 2021 was 115.4% relative to our 2021 internal financial plan; accordingly, in February 2022, the Compensation Committee determined that

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pursuant to the terms of the 2021 FCF PSP, 130.8% of the target number of FCF performance-based RSUs had been earned under the program. Our Adjusted FCF performance in 2022 was 93.9% relative to our 2022 internal financial plan; accordingly, in February 2023, the Compensation Committee determined that pursuant to the terms of the 2022 FCF PSP, 87.8% of the target number of FCF performance-based RSUs had been earned under the program. All of such units were subject to the satisfaction of the service criteria over a three-year period (inclusive of the performance period). Under the 2020, 2021, and 2022 FCF PSPs, if a participant’s employment terminates due to retirement after the performance period but prior to the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied on a prorated basis based on the number of months worked during the three-year service period, rounded to the nearest whole month, and if a participant’s employment terminates due to death or disability before the end of the three-year service period, shares of our common stock will be issued in respect of the FCF performance-based RSUs as to which the performance criteria under the program have been satisfied, as if the participant had been employed through the end of the three-year service period. Additionally, pursuant to the terms of our Change in Control Agreements, the vesting of FCF performance-based RSUs awarded to our executives will be accelerated on a pro rata basis based on the number of months worked during the three-year service period, rounded to the nearest whole month in the event of both a change in control and a subsequent termination without Cause or resignation for Good Reason.
CEO Pay Ratio
We strive to pay our employees competitively compared to similar positions in the applicable labor market. We follow that approach worldwide, whether for an executive position or an hourly job at a local facility. We take into account location, job level and pay grade, time with us and time in current role, experience and skill set, and adjust compensation annually to match the applicable market. By doing so, we believe we maintain a high-quality, stable workforce. We determined the compensation we paid to the median employee in accordance with this philosophy.
Under rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to calculate and disclose the total compensation paid to our median employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to Michael F. Mahoney, our CEO. The following paragraphs describe our methodology and the resulting CEO Pay Ratio.
For 2022, our last completed fiscal year:
•the annual total compensation of the employee identified at median of our Company (other than our CEO), was $76,054; and
•the annual total compensation of our CEO was $16,941,961.
Based on this information, for 2022 the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees (other than our CEO) was estimated to be approximately 223 to 1.
The pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
To identify the median of the annual total compensation of all our employees and the annual total compensation of the median employee, the methodology and the material assumptions, adjustments and estimates that we used were as follows:
•The median employee who was used for purposes of calculating the CEO Pay Ratio for 2022 is the same employee whom we identified for CEO Pay Ratio disclosure for 2020. There has been no change in our employee population or employee compensation arrangements since that median employee was identified that we believe would materially affect our pay ratio disclosure. With respect to the annual total compensation of the “median employee,” we identified and calculated the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $76,054. We calculated the median employee’s actual salary for the 12-month period ended December 31, 2022. In addition, the median employee’s total compensation for 2022 includes a bonus that was paid in early 2023, Company matching contributions to the employee’s 401(k) plan, and premiums and the imputed income for Company-paid term life insurance; and
•With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column for 2022 in the Summary Compensation Table included in this Proxy Statement.

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Pay Versus Performance
This section should be read in conjunction with the Compensation Discussion & Analysis in this Proxy Statement, which includes additional discussion of the objectives of our executive compensation program and how they are aligned with the Company's financial and operational performance.
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (as defined by SEC rules) (CAP) and certain financial performance measures of the Company. For further information concerning our pay-for-performance philosophy and how we align executive compensation with the Company’s performance, refer to Compensation Discussion & Analysis section of this Proxy Statement.
Pay Versus Performance Table

Year(1)	Summary Compensation Table Total for CEO/PEO ($)	Compensation Actually Paid to CEO/PEO ($)(2)	Average Summary Compensation Table for Non-PEO Named Executive Officers ($)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ millions)	Adjusted Net Sales ($ millions)(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(4)
2022	16,941,961	21,632,710	4,438,118	5,538,868	102.32	113.92	698	13,206
2021	16,064,039	20,440,299	3,905,481	4,972,710	93.94	140.40	1,041	11,646
2020	13,773,795	(5,088,265)	3,705,762	(443,641)	79.50	117.63	(82)	9,955
(1)The CEO/PEO and NEO/Non-PEO Named Executive Officers included in the above compensation columns reflect the following:

Year	CEO/PEO	Non-PEO NEOs
2022	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jefferey J. Mirviss and Arthur C. Butcher
2021	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jefferey J. Mirviss and David A. Pierce
2020	Michael F. Mahoney	Daniel J. Brennan, Joseph M. Fitzgerald, Jefferey J. Mirviss and Edward F. Mackey
(2)"Compensation Actually Paid" to the CEO/PEO reflect the following adjustments from Total Compensation reported in the Summary Compensation Table:

Adjustments to Determine Compensation “Actually Paid” for CEO/PEO	2022 ($)	2021 ($)	2020 ($)
Total Reported in Summary Compensation Table	16,941,961	16,064,039	13,773,795
Less Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	376,667	360,000	399,686
Plus “Service Cost” for Pension Plans	0	0	375,972
Less for Amounts Reported under the “Stock Awards” Column in the SCT	9,924,100	9,126,292	8,395,367
Less for Amounts Reported under the “Option Awards” Column in the SCT	2,874,985	2,749,999	2,749,991
Plus the Fair Value of Awards Granted during covered year that Remain Unvested as of Year-end	13,748,034	14,273,008	7,458,564
Plus the Change in Fair Value from prior Year-end to current Year-end of Awards Granted prior to covered year that were Outstanding and Unvested as of Year-end	4,283,677	2,596,137	(13,208,804)
Plus the Change in Fair Value from prior Year-end to Vesting Date of Awards Granted prior to covered year that Vested during covered year	315,254	903,733	(1,942,748)
Less the Fair Value as of prior Year-End of Awards Granted prior to covered year that were Forfeited during covered year	480,464	1,160,327	0
Total Adjustments	4,690,749	4,376,260	(18,862,060)
Compensation Actually Paid	21,632,710	20,440,299	(5,088,265)
“Compensation Actually Paid” does not correlate to the total amount of cash or equity compensation realized during each fiscal year and is different from “realizable” or “realized” compensation as reported in the Compensation Discussion & Analysis. Instead, it is a nuanced calculation that includes the increase or decrease in value of certain elements of compensation over each fiscal year, including compensation granted in a prior year, in accordance with Item 402(v) of Regulation S-K. The amount of compensation ultimately received may, in fact, be different from the amounts disclosed in these columns of the PVP Table.

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(3)The average "Compensation Actually Paid" to the Non-PEO NEOs reflect the following adjustments from Total Compensation reported in the Summary Compensation Table:

Adjustments to Determine Average Compensation “Actually Paid” for Non-PEO NEOs	2022 Average ($)	2021 Average ($)	2020 Average ($)
Total Reported in Summary Compensation Table	4,438,118	3,905,481	3,705,762
Less Change in Actuarial Present Value reported under the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” Column of the SCT	122,326	59,942	121,136
Plus “Service Cost” for Pension Plans	16,435	0	67,192
Less Amounts Reported under the “Stock Awards” Column in the SCT	2,180,154	1,918,553	1,852,695
Less Amounts Reported under the “Option Awards” Column in the SCT	693,740	578,120	774,993
Plus the Fair Value of Awards Granted during covered year that Remain Unvested as of Year-end	3,103,987	3,000,519	1,937,832
Plus the Change in Fair Value from prior Year-end to current Year-end of Awards Granted prior to covered year that were Outstanding and Unvested as of Year-end	1,004,348	636,900	(2,652,595)
Plus the Change in Fair Value from prior Year-end to Vesting Date of Awards Granted prior to covered year that Vested during covered year	65,014	208,010	(753,008)
Less the Fair Value as of prior Year-End of Awards Granted prior to covered year that were Forfeited during covered year	92,814	221,585	—
Total Adjustments	1,100,750	1,067,229	(4,149,403)
Compensation Actually Paid	5,538,868	4,972,710	(443,641)
“Compensation Actually Paid” does not correlate to the total amount of cash or equity compensation realized during each fiscal year and is different from “realizable” or “realized” compensation as reported in the Compensation Discussion & Analysis. Instead, it is a nuanced calculation that includes the increase or decrease in value of certain elements of compensation over each fiscal year, including compensation granted in a prior year, in accordance with Item 402(v) of Regulation S-K. The amount of compensation ultimately received may, in fact, be different from the amounts disclosed in these columns of the PVP Table.
(4)We selected the Standard & Poor (S&P) 500 Health Care Index (referred to herein as the “Health Care Index”) as our peer group for purposes of this disclosure, which was comprised of 62-64 companies for the years 2020-2022 included in the S&P 500 that are classified as members of the GICS® Health Care sector primarily engaged in Health Care Equipment and Services, Pharmaceuticals, Biotechnology and Life Sciences, including the Company and other mid-cap and large-cap healthcare companies. The Health Care Index is the same performance peer group selected by the Compensation Committee for determining the achievement of targets of TSR performance-based deferred stock units (DSUs) and RSUs granted to our NEOs, including our CEO, between 2020 and 2022. See the Compensation Discussion & Analysis section titled “Long Term Incentives” in this Proxy Statement for additional information.
(5)Adjusted Net Sales represents the most important financial performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to our NEOs, including our CEO, for the most recently completed fiscal year to the Company’s performance. Adjusted Net Sales is a non-GAAP measure and is calculated as net sales on a GAAP basis excluding the impact of revenue from acquisitions completed after the establishment of the internal financial plan, as applicable, and foreign currency fluctuations. For a reconciliation of Adjusted Net Sales to the most directly comparable GAAP financial measure and insight into how Adjusted Net Sales is considered by management, please see Annex A to this Proxy Statement.

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Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail in the Compensation Discussion & Analysis section of this Proxy Statement, the Company’s executive compensation program reflects our commitment to pay-for-performance. We selected Adjusted Net Sales as our Company Selected Measure for purposes of evaluating Pay versus Performance because it is a key performance metric within our Annual Bonus Plan and underlying factor in achieving the performance targets for our long-term incentive compensation programs. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay versus Performance table above. In accordance with Item 402(v) of Regulation S-K, we are providing the following graphic depictions of the relationships between information presented in the PVP Table.
CAP and TSR
The graph below shows the relationship between (i) the three-year total return to stockholders on our common stock and the return on the Health Care Index, in each case assuming $100 was invested in our common stock and in the Health Care Index on December 31, 2019 and that any dividends were reinvested, and (ii) the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2022, 2021 and 2020.
Relationship Between Compensation Actually Paid and Company/Peer Group Total Shareholder Return

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Pay Versus Performance
CAP and Net Income
The graph below shows the relationship between our net income and the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2022, 2021 and 2020.
Relationship Between Compensation Actually Paid and Net Income
CAP and Adjusted Net Sales
The graph below shows the relationship between our Adjusted Net Sales and the CAP for our CEO/PEO and the average CAP for our non-PEO NEOs for each of 2022, 2021 and 2020.
Relationship Between Compensation Actually Paid and Adjusted Net Sales

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Pay Versus Performance
Pay Versus Performance Tabular List of Most Important Financial Performance Measures for All NEOs for Fiscal Year 2022
As described in greater detail in Compensation Discussion & Analysis section of this Proxy Statement, the Company’s executive compensation program reflects a pay-for performance philosophy. We utilize metrics for our short- and long-term incentive compensation programs based on an objective of driving profitable growth and increasing shareholder value. Listed below are the financial and non-financial performance measures which in our assessment represent the most important performance measures we used to link compensation actually paid to our NEOs, including our CEO, for 2022, to Company performance.

Adjusted EPS*
Adjusted FCF*
Adjusted Net Sales*
DE&I Targets
Employee Engagement Targets
Environmental Targets
Relative Total Shareholder Return

*Adjusted EPS, Adjusted FCF and Adjusted Net Sales are not prepared in accordance with GAAP. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and insight into how these non-GAAP measures are considered by management, please see Annex A to this Proxy Statement.

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Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

Our Board of Directors unanimously recommends that you vote “FOR” the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K.

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Our Board has determined to provide our stockholders this opportunity on an annual basis, and, depending in part on the outcome of the vote on Proposal 3, we expect the next vote to be held at our 2024 Annual Meeting of Stockholders.
As described in the Compensation Discussion & Analysis, our executive compensation philosophy is to provide appropriate, competitive compensation opportunities to our executives with actual pay outcomes heavily influenced by the achievement of Company performance targets and individual performance objectives (in other words, “pay for performance”) in support of our business strategy and creation of long-term stockholder value.
Executive Compensation Program Best Practices
Our Compensation Committee believes a strong foundation for our compensation program is necessary to execute our executive compensation philosophy effectively. The following key aspects of executive compensation best practices serve as the foundation for our compensation program:

What We Do

  Use mix of short- and long-term incentive compensation, and emphasize long-term.
   Use mix of fixed and variable compensation, and emphasize variable, at-risk performance-based compensation.
   Employ a “double-trigger” (both a change in control and termination without cause or for good reason) for cash payments and accelerated vesting of equity awards where the surviving or acquiring entity substitutes or assumes outstanding equity awards.
   Maintain stock ownership guidelines for executives and directors.

   Have a policy for the recovery (“clawback”) of all or a portion of certain incentive compensation awards under certain circumstances.
   Analyze internal pay equity in formulating compensation decisions.
   Compare practices, levels, and mix of compensation against peer group companies.
   Engage an independent compensation consultant reporting directly to the Compensation Committee.
   Assess risk of incentive compensation policies and programs.

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Proposal 2: Advisory Vote to Approve the Compensation of Our Named Executive Officers

What We Don’t Do

Do not provide income tax gross-ups (except on relocation benefits). Do not provide any excise tax gross-ups on severance or other payments in the event of a change in control.	Do not permit pledging or hedging of the economic value of our common stock by our executives or directors. Do not permit repricing of underwater stock options without stockholder approval.

Pay for Performance
We believe our emphasis on at-risk, performance-based incentive compensation — consisting of our Annual Bonus Plan awards and long-term equity awards — aligns our executives with our business strategy and the short- and long-term interests of our stockholders, providing “pay for performance” and putting a significant portion of our executives’ pay “at risk.”
A Significant Portion of Our NEOs’ 2022 Target TDC is At-Risk,
Performance-Based Compensation
Our Compensation Committee ties a significant portion of the primary elements of our executives’ target TDC to at-risk, performance-based incentive opportunities. For 2022, approximately 90.7% of the target value of the primary elements of TDC for our CEO and approximately 81.2% of the target value of the primary elements of TDC for our other NEOs, as a group, consisted of at-risk, performance-based incentive compensation. For additional details and a breakdown of at-risk, performance-based incentive compensation, please see the Compensation Discussion & Analysis sections titled “A Significant Portion of Our NEOs’ 2022 Target TDC is At-Risk, Performance- Based Compensation” and “Elements of 2022 Executive Compensation, Primary Elements of Total Direct Compensation.”
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion & Analysis, compensation tables and narrative discussion.”
While the vote is advisory in nature, which means that it is non-binding on us, our Board, and its Compensation Committee, values the opinions of our stockholders and will take into consideration the outcome of the vote when considering future executive compensation arrangements. We currently conduct annual advisory votes on executive compensation, and, depending in part the outcome of the vote on Proposal 3, we intend to hold the next advisory vote to approve the compensation of the named executive officers at our 2024 Annual Meeting of Stockholders.

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Equity Compensation Plans
The following table summarizes information as of December 31, 2022 relating to our equity compensation plans pursuant to which grants of stock options, Restricted Stock Units, restricted stock grants or other rights to acquire shares may be granted from time to time.

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	31,175,867	$32.44	(2)	70,297,447	(3)
Equity compensation plans not approved by security holders(4)	—	$—		—
Total	31,175,867	$32.44		70,297,447
(1)Amounts in columns (a) and (b) include outstanding options under our 2000, 2003 and 2011 LTIPs. Our 2000 LTIP expired on February 28, 2010 and our 2003 LTIP expired on June 1, 2011; however, awards made under these plans still remain outstanding. The amount in column (a) also includes 9,686,849 shares awarded under our 2000, 2003 and 2011 LTIPs in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock. Of such amount, approximately 1,343,383 shares are issuable upon settlement of outstanding Company performance‐based RSUs. Shares underlying the 2020, 2021 and 2022 TSR performance‐based RSUs are earned over a three‐year performance and service period. The 2020 TSR performance‐based RSUs have been included based on actual performance. The 2021 TSR performance‐based RSUs have been included assuming maximum achievement of the Company performance criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the maximum number of units in column (a) because the Company’s TSR performance during the two‐year period from January 1, 2021 through December 31, 2022 under the 2021 TSR PSP was between target and maximum level of performance under the program. The 2022 TSR performance‐based RSUs have been included assuming maximum achievement of the Company performance criteria and achievement of the individual service criteria of the program (200% of the target units awarded). We have included the number of shares underlying the target number of units in column (a) because the Company’s TSR performance during the one‐year period from January 1, 2022 through December 31, 2022 under the 2022 TSR PSP was between target and maximum level of performance under the program. Shares underlying the 2020, 2021 and 2022 FCF performance‐based RSUs have been included at 88.6%, 130.8% and 87.8% of target, respectively, the actual number of units for which the performance criteria under the programs have been satisfied. Such units remain subject to the individual service criteria under the program.
(2)This number excludes 9,686,849 shares in the form of service‐based RSUs, Company performance‐based RSUs and restricted stock granted pursuant to our equity plans included in column (a). These awards allow for the distribution of shares to the grant recipient upon vesting and do not have an associated exercise price. Accordingly, these awards are not reflected in the weighted‐average exercise price.
(3)This number includes, as of December 31, 2022, the 59,010,378 shares available for issuance under our 2011 LTIP and 11,287,069 shares available for purchase by our employees under our Employee Stock Purchase Plan, which are not available for grant in any other form.
(4)We have acquired a number of companies over the past several years. From time to time, we have assumed the acquired company’s incentive plan(s), including the outstanding stock options and warrants, if any, granted under those plan(s). No further stock options are outstanding under assumed plans and no additional stock options may be granted under the assumed plans beyond those assumed in connection with the acquisitions. Assumed stock options that terminate prior to expiration are not available for re-grant.

2023 Proxy Statement	109

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Our Named Executive Officers

Our Board unanimously recommends that you vote “1 YEAR” as the frequency with which our stockholders will be provided future advisory votes to approve the compensation of our named executive officers.

The Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as the provisions of Section 14A of the Exchange Act, also requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, how frequently we should seek future advisory votes to approve the compensation of our named executive officers as disclosed in our proxy statements pursuant to the SEC's compensation disclosure rules. By voting on this Proposal 3, our stockholders may indicate whether they would prefer an advisory vote to approve the compensation of our named executive officers once every one year (annual basis), two years (biennial basis), or three years (triennial basis), or abstain from voting on this proposal.
We have determined an annual advisory vote to approve the compensation of our named executive officers will allow our stockholders to provide timely, direct input on the compensation of our named executive officers as disclosed in our proxy statement each year pursuant to the SEC's compensation disclosure rules. We believe an annual advisory vote on executive compensation is consistent with the Company's on-going engagement with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices. Accordingly, we ask our stockholders vote "1 YEAR" for an annual advisory vote on the compensation of our named executive officers.
We recognize that our stockholders may have different views as to what is the most appropriate approach for the Company, and therefore stockholders may cast a vote on the preferred frequency of an advisory vote to approve the compensation of our named executive officers by selecting the option of one year (annual), two years (biennial), three years (triennial) or abstain when voting in response to the resolution set forth below at the Annual Meeting:
"RESOLVED, that the option of every year (annual basis), two years (biennial basis) or three years (triennial basis) that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency of the Company's stockholders, on an advisory basis, with which the Company holds an advisory vote on the compensation of our named executive officers as disclosed in our proxy statement pursuant to the Securities and Exchange Commission's compensation disclosure rules."
While the vote is advisory in nature, which means that it is non-binding on us, our Board values the opinions of our stockholders and will take into consideration the outcome of the vote when considering the frequency of future advisory votes on the compensation of our named executive officers.

110

Audit Committee Report
The Audit Committee oversees our Company’s financial reporting process on behalf of the Board and has other responsibilities as set forth in the Audit Committee charter, which is available on our website at https://investors.bostonscientific.com/environmental-social-governance/governance-overview.
Management has the primary responsibility for our Company’s financial statements and reporting process, including the systems of internal controls. Ernst & Young LLP (Ernst & Young), our independent registered public accounting firm for fiscal year 2022, is responsible for expressing an opinion on the conformity of our Company’s audited financial statements with generally accepted accounting principles and on our Company’s internal control over financial reporting.
In fulfilling its oversight responsibilities, the Audit Committee reviewed with management and Ernst & Young the audited financial statements included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, including a discussion about the quality, not just the acceptability, of our Company’s accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and Ernst & Young’s evaluation of the Company’s internal control over financial reporting.
The Audit Committee also discussed with Ernst & Young the matters that are required to be discussed by the Public Company Accounting Oversight Board’s Auditing Standard No. 1301, Communications with Audit Committees. Ernst & Young has also provided the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Ernst & Young that firm’s independence. The Audit Committee has concluded that Ernst & Young’s provision of audit and non-audit services to the Company and its affiliates is compatible with Ernst & Young’s independence.
The Audit Committee further discussed with the Company’s internal auditors and Ernst & Young the overall scope and plans for their respective audits. The Audit Committee meets at least quarterly with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the SEC. The Audit Committee has also approved the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2023.
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company with the SEC, except to the extent that the Company specifically incorporates this Report by reference into another Company filing.
THE AUDIT COMMITTEE
Charles J. Dockendorff, Chair
David J. Roux
John E. Sununu
David S. Wichmann
Ellen M. Zane

2023 Proxy Statement	111

Proposal 4: Ratification of Appointment of Our Independent Registered Public Accounting Firm

Our Board unanimously recommends that you vote “FOR” the Ratification of the Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the 2023 fiscal year.

The Audit Committee of the Board has appointed Ernst & Young LLP as our independent registered public accounting firm for the 2023 fiscal year. The Audit Committee is directly responsible for approving the appointment, retention and compensation, and for the oversight of the work of our independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. Ernst & Young LLP has been retained as the Company’s external auditor continuously since 1992.
The Audit Committee is responsible for audit fee negotiations associated with the Company’s retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent external audit firm. In conjunction with the mandated rotation of the Audit Firm’s lead engagement partner, the Audit Committee and its chair are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner.
In making its determination regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management and our internal auditors, and will take into account the vote of our stockholders with respect to the ratification of the selection of our independent registered public accounting firm. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its investors.
Representatives of Ernst & Young LLP are expected to virtually attend the Annual Meeting and respond to questions and, if they desire, make a statement.

112

Proposal 4: Ratification of Appointment of Our Independent Registered Public Accounting Firm
Principal Accountant Fees
The following table presents the aggregate fees billed for professional services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2021 and December 31, 2022.

Type of Fees	2021	2022
Audit Fees(1)	$12,679,000	$15,314,000
Audit-Related Fees(2)	595,000	680,000
Tax Fees(3)	11,000	32,000
All Other Fees(4)	—	—
Total	$13,285,000	$16,026,000
(1)Audit fees are fees for professional services rendered in connection with the audit of our consolidated financial statements (including an assessment of our internal control over financial reporting) included in Item 8 of our Annual Reports filed on Form 10-K, reviews of our condensed consolidated financial statements included in our Quarterly Reports filed on Form 10-Q, statutory filings and registration statements.
(2)Audit-related fees are fees for services related to employee benefit plan audits, accounting consultation, carve out audits, and compliance with regulatory requirements.
(3)Tax fees are for services related to tax compliance, tax planning and tax advice. These services included international corporate tax return compliance, annual domestic tax return compliance for employee benefit plans, foreign country tax planning with respect to global stock option and employee stock purchase programs and stock programs, assistance filing advanced pricing agreements with tax authorities, assistance related to foreign tax authority transfer pricing inquiries and domestic and international tax technical advice.
(4)Ernst & Young LLP did not provide any “other services” during the period.
Audit Committee’s Pre-Approval Policy
It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent registered public accounting firm. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chair of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chair are required to be reviewed with the Audit Committee at its next scheduled meeting. The Audit Committee approved all of Ernst & Young LLP’s services for 2021 and 2022 and, in doing so, considered whether the provision of such services is compatible with maintaining independence.

2023 Proxy Statement	113

Stockholder Proposals and Company Information
Stockholder Proposals and Director Nominations
In accordance with Rule 14a-8 under the Exchange Act and the advance notice provisions of our By-Laws, stockholder proposals and director nominations for the 2024 Annual Meeting of Stockholders must be received by our Corporate Secretary at our principal executive office on or before November 23, 2023. Under the proxy access provisions of our By-Laws, director nominations submitted for inclusion in our 2024 Annual Proxy Statement must be received no earlier than October 24, 2023 and no later than November 23, 2023. Director nominations by our stockholders must also satisfy the other procedures and requirements set forth in the advance notice and proxy access provisions of our By-Laws, as appropriate. Any proposals or nominees received after this date will be considered untimely under Rule 14a-8 under the Exchange Act and the advance notice provisions of our By-Laws.
In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 5, 2024.
Should you wish to submit a proposal or director nomination, have it addressed to our Corporate Secretary at Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752. In order to be considered for inclusion in next year’s Proxy Statement, proposals must also satisfy the other procedures set forth in Rule 14a-8 under the Exchange Act. Proposals that are submitted outside of Rule 14a-8, as well as director nominees, for presentation at our 2024 Annual Meeting of Stockholders, but that will not be included in next year’s Proxy Statement, must also satisfy the procedures set forth in the advance notice provision of our By-Laws.
Annual Report to Stockholders and Form 10-K
Our 2022 Annual Report to Stockholders, including financial statements for the fiscal year ended December 31, 2022, accompanies this Proxy Statement. The Annual Report is also available on our website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements and was filed with the SEC simultaneous with the filing of this Proxy Statement. Copies of our 2022 Annual Report on Form 10-K, which is on file with the SEC, are available to any stockholder free of charge who submits a request in writing to Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.
Householding of Proxy Materials
Applicable rules permit us and brokerage firms to send one Notice or Proxy Statement and Annual Report to multiple stockholders who share the same address unless we have received instructions to the contrary from one or more of the stockholders. This practice is known as householding. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a householding consent you previously provided to a broker, you must contact that broker to revoke your consent. If you (i) are eligible for householding and you currently receive multiple copies of either our Notice or Proxy Statement and our Annual Report but you wish to receive only one copy of each of these documents for your household or (ii) you currently receive only one set of these documents due to householding and wish to revoke your consent for future mailings, please contact Broadridge Financial Solutions, Inc. by mail at Householding Department, Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 or by telephone at (800) 542-1061.
If you are currently subject to householding and wish to receive a separate Proxy Statement or Annual Report, you may find these materials on our website at https://investors.bostonscientific.com/financials-and-filings/annual-results-and-proxy-statements. You may also request printed copies of our Notice or Proxy Statement and Annual Report free of charge by contacting Investor Relations, Boston Scientific Corporation, 300 Boston Scientific Way, Marlborough, Massachusetts 01752, or by calling (508) 683-5670. We will deliver promptly, upon written or oral request, a separate copy of the Notice, Proxy Statement or Annual Report to a stockholder at a shared address to which a single copy of the documents was delivered.

114

Other Information
Other Matters That May Come Before the Annual Meeting
We do not know of any other matters that may be presented for consideration at the Annual Meeting. If any other business is properly presented for consideration before the Annual Meeting, the persons named as proxies on the enclosed proxy card, or proxy voting instruction form, will vote as they deem in the best interests of the Company.
Solicitation of Proxies at the Annual Meeting
We will pay the costs of this solicitation. Our directors, officers or other employees may solicit proxies on behalf of the Board primarily by mail and via the Internet, but additional solicitations may be made in person, by electronic delivery, telephone, facsimile or other medium. No additional compensation will be paid to our directors, officers or other employees in connection with this solicitation. We may enlist the assistance of brokerage houses, fiduciaries, custodians and other third parties in soliciting proxies. We will, upon request, reimburse brokerage firms and other third parties for their reasonable expenses incurred for forwarding solicitation material to beneficial holders of our common stock. We have also retained Alliance Advisors, a proxy solicitation firm, to assist in the solicitation of proxies, as need be, for a fee of $15,000, plus reimbursement of expenses. All solicitation expenses, including costs of preparing, assembling and mailing proxy materials, will be borne by us.
Websites
Information on or connected to our website (or the website of any third party) referenced in this Proxy Statement is in addition to and not a part of or incorporated by reference into this Proxy Statement. Such additional information speaks as of the date thereof and is not intended to be confirmed or updated by reference herein. The Company disclaims any liability or responsibility for or endorsement of the information on or connected to the website of a third party.

2023 Proxy Statement	115

Annex A
Reconciliations of Non-GAAP Financial Measures Used in Incentive Compensation Plans and Programs(1)
The following is a reconciliation of cash provided by operating activities prepared in accordance with generally accepted accounting principles in the United States (GAAP) to Adjusted Free Cash Flow (Adjusted FCF) as used in our 2022 Free Cash Flow Performance Share Program (2022 FCF PSP).

(in millions)	2022
Cash Provided by (used for) Operating Activities	$1,526
Less: Purchases of property, plant and equipment and internal use software	588
Add: Proceeds on disposals of property, plant and equipment	12
Free Cash Flow	$949
Add: Restructuring and restructuring-related payments	144
Add: Acquisition-related payments	329
Add: EU MDR implementation-related payments	71
Add: Special tax payments (refunds/credits)	290
Add: Litigation-related settlements	282
Adjusted Free Cash Flow	$2,066
The following is a reconciliation of net sales prepared in accordance with GAAP to Adjusted Net Sales as used in our 2020, 2021 and 2022 Annual Bonus Plan:

(in millions)	2022	2021	2020
As reported net sales	$12,682	$11,888	$9,913
Non-GAAP adjustments:
Impact of foreign currency fluctuations	524	(54)	42
Other adjustments not included in performance target	—	(188)	—
Adjusted net sales	$13,206	$11,646	$9,955
(1)    Amounts reported in millions in Annex A are computed based on the amounts in thousands. As a result, the sum of the components reported in millions may not equal the total amount reported in millions due to rounding. Certain columns and rows within tables may not add due to the use of rounded numbers.

2023 Proxy Statement	A-1

Annex A
The following is a reconciliation of Earnings Per Share prepared in accordance with GAAP to Adjusted Earnings Per Share (Adjusted EPS) as used in our 2022 Annual Bonus Plan:

(in millions, except per share data)	Income (Loss) Before Income Taxes	Income Tax Expense (Benefit)	Net Income (Loss)	Preferred Stock Dividends	Net Income (Loss) Available to Common Stockholders	Impact Per Share
Reported	$1,141	$443	$698	$(55)	$642	$0.45
Non-GAAP adjustments:
Amortization expense	803	(109)	694	—	694	0.48
Intangible asset impairment charges	132	(29)	102	—	102	0.07
Acquisition/divestiture-related net charges (credits)	285	53	338	—	338	0.24
Restructuring and restructuring-related net charges (credits)	110	(14)	96	—	96	0.07
Litigation-related net charges (credits)	173	(40)	133	—	133	0.09
Investment portfolio net losses (gains)	(30)	2	(28)	—	(28)	(0.02)
EU MDR implementation costs	71	(10)	62	—	62	0.04
Debt extinguishment charges	194	(45)	149		149	0.10
Deferred tax expenses (benefits)	—	140	140	—	140	0.10
Discrete tax items	—	129	129	—	129	(0.09)
Adjusted	$2,880	$366	$2,514	$(55)	$2,459	$1.71
Use of Non-GAAP Financial Measures
To supplement our consolidated financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures. To describe the relationship between pay and performance, we disclose certain non-GAAP financial measures used as performance metrics under certain of our short- and long-term incentive compensation plans and programs, including Adjusted FCF, Adjusted Net Sales and Adjusted EPS. To provide further insight into our underlying performance in a period, we also disclose operational net sales and organic net sales. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States (GAAP) and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures.
Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess our performance relative to our competitors, and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non-GAAP financial measures to further its understanding of the performance of our operating segments.
Adjusted EPS excludes certain charges (credits) included in EPS on a GAAP basis. Please refer to Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission or any Quarterly Report on Form 10-Q that we file thereafter for an explanation of each of these adjustments and the reasons for excluding each item. These amounts are excluded by management in assessing our performance, as well as from our operating segments’ measures of profit and loss used to make operating decisions and assess their performance. Accordingly, management excluded these items in calculating this non-GAAP financial measure under our 2022 Annual Bonus Plan to facilitate an evaluation of our performance relative to our internal financial plan in accordance with the 2022 Annual Bonus Plan. The GAAP measure most directly comparable to adjusted EPS is EPS on a GAAP basis.

A-2

Annex A
Adjusted FCF as used in our 2022 FCF PSP is a non-GAAP measure that adjusts for net purchases of property plant and equipment and internal use software, as well as the cash component of certain charges (credits) that are excluded from adjusted net income in addition to any cash tax benefits of such charges. Further, we exclude tax settlement payments that relate to prior periods. The GAAP measure that is most directly comparable to Adjusted FCF is cash provided by operating activities. Accordingly, management excluded or included these cash items for purposes of reviewing our cash flow performance in calculating this non-GAAP financial measure under our 2022 FCF PSP to facilitate an evaluation of our cash flow performance relative to our internal financial plan in accordance with the 2022 FCF PSP.
Adjusted net sales as used in our 2022 Annual Bonus Plan excludes the impact of revenue from acquisitions completed after the establishment of the internal financial plan, as applicable, and foreign currency fluctuations included in our net sales to align with measures that are considered by management to evaluate performance relative to our operating plan. Management excluded the impact of foreign currency fluctuations, which are highly variable and difficult to predict, by converting actual net sales from local currency to U.S. dollars using internally derived constant foreign currency exchange rates in the current and prior period. The GAAP measure most directly comparable to adjusted net sales is net sales on a GAAP basis.
We believe that presenting the non-GAAP financial measures that are used as performance metrics under certain of our short- and long-term incentive compensation plans and programs, in addition to the corresponding GAAP financial measures, provides investors greater transparency to information relevant to the relationship between pay and performance and allows investors to see our results “through the eyes” of management.
To calculate operational net sales growth rates, which exclude the impact of foreign currency fluctuations, we convert actual net sales from local currency to U. S. dollars using constant foreign currency exchange rates in the current and prior periods. To calculate organic net sales growth rates, we also remove the impact of acquisitions and divestitures with less than a full period of comparable net sales. The GAAP financial measure most directly comparable to operational net sales and organic net sales is net sales on a GAAP basis. Management uses these and other supplemental non-GAAP financial measures to analyze the underlying trends in our business, to assess our performance relative to our competitors and to establish operational goals and forecasts that are used in allocating resources.

2023 Proxy Statement	A-3

Boston Scientific

SCAN TO
VIEW MATERIALS & VOTE

EXERCISING YOUR VOTE:

VOTE BY INTERNET

Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 3, 2023, the day before the meeting. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/BSX2023**

You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 3, 2023, the day before the meeting. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received prior to May 4, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V01284-P85796

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BOSTON SCIENTIFIC CORPORATION

The Board of Directors recommends a vote "For" all Director Nominees.

1. Proposal to elect nine Directors	For	Against	Abstain
1a. Nelda J. Connors	☐	☐	☐
1b. Charles J. Dockendorff	☐	☐	☐
1c. Yoshiaki Fujimori	☐	☐	☐
1d. Edward J. Ludwig	☐	☐	☐
1e. Michael F. Mahoney	☐	☐	☐
1f. David J. Roux	☐	☐	☐
1g. John E. Sununu	☐	☐	☐
1h. David S. Wichmann	☐	☐	☐
1i. Ellen M. Zane	☐	☐	☐

The Board of Directors recommends a vote "For" Proposal 2.

The Board of Directors recommends you vote 1 Year on Proposal 3.

The Board of Directors recommends a vote "For" Proposal 4.

Sign exactly as your name appears on the Proxy. If the shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees, partners, custodians, guardians, attorneys and corporate officers please add your full title(s).

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V01285-P85796

PROXY

BOSTON SCIENTIFIC CORPORATION

Proxy for Annual Meeting of Stockholders on May 4, 2023

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints VANCE R. BROWN, SUSAN THOMPSON and MARY WISEMAN, and each of them acting solely, as proxies, with full power of substitution and with all powers the undersigned would possess if personally present, to represent and vote, as designated hereon, all of the shares of common stock of Boston Scientific Corporation (the "Company"), par value $.01 per share, and if applicable, hereby directs the trustees and fiduciaries of the employee benefit plans in which the undersigned participates to vote all of the shares of common stock allocated to the account of the undersigned, which the undersigned is entitled to vote at the virtual Annual Meeting of Stockholders of the Company to be held at www.virtualshareholdermeeting.com/BSX2023 on Thursday, May 4, 2023 at 8:00 A.M. (Eastern Time), and any adjournment or postponement of the meeting.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN AND ACKNOWLEDGES RECEIPT OF THE NOTICE AND PROXY STATEMENT FOR THE ANNUAL MEETING.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH DIRECTOR, "FOR" PROPOSALS 2 AND 4, AND "1 YEAR" FOR PROPOSAL 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Please sign and date on reverse side and return promptly in the enclosed envelope)